1933 Act Registration No. 333-98627
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE/A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [X] Pre-Effective    [ ] Post-Effective
                           Amendment No. 1     Amendment No.

                        EVERGREEN VARIABLE ANNUITY TRUST
              (Evergreen Offit VA U.S. Government Securities Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

   Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND

                               520 Madison Avenue

                             New York, NY 10022-4213

September 27, 2002

Dear Shareholder,

         On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of OFFIT VIF-U.S. Government Securities Fund ("OFFIT Fund"), you are invited to vote on a proposal to merge OFFIT Fund into Evergreen Offit VA U.S. Government Securities Fund ("Evergreen Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"). The Board of Directors of The OFFIT Variable Insurance Fund, Inc. has approved the Merger and recommends that you vote FOR the proposal.

         From an investment management perspective, our primary goal is to always ensure a seamless transition and provide the continued service and performance you have come to expect from your money managers. At Evergreen Investments, we work within a team approach. Unlike consensus-driven team structures, Evergreen's team structure promotes an environment of creative competition to leverage individual ideas for the benefit of our teams and thus, our investors. Each of our teams generates its own research and analysis in an environment that encourages independent thinking and decision-making. Each team also has access to the best thinking of the other teams, leveraging our research across the entire organization. The result: all ideas are open to challenge and collaboration and sound ideas are shared across teams to the benefit of all clients.

         The OFFIT Funds investment managers will become an integral part of our team-based management process. Our portfolio managers and analysts as well as our newly integrated OFFIT managers will work together to focus on delivering superior results within carefully defined investment styles and within their areas of expertise.

         If approved by shareholders, this is how the merger will work:

o Your Fund will transfer its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Variable Annuity Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your OFFIT Fund shares. You will receive Class 1 shares of Evergreen Fund. As a result of the Merger, you will receive the same number of shares as you currently hold, at the same total investment value.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

         The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

         Votes on the proposal will be cast at a special meeting of OFFIT Fund's shareholders to be held on November 1, 2002. If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 800-594-3978 (toll free). The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC.

         If you own shares of OFFIT Fund as a result of your purchase of a variable annuity contract or variable life insurance policy issued by American General Life Insurance Company, Kemper Investors Life Insurance Company, or Security Equity Life Insurance ("Participating Companies"), you have the right to instruct your respective Participating Company how to vote the OFFIT Fund shares it holds under your annuity contract. Each Participating Company will vote any OFFIT Fund shares for which it does not receive voting instructions in proportionately the same manner - For, Against or Abstain - as shares for which it does receive instructions. Please follow the voting instructions as outlined on your proxy card. For purposes of this prospectus/proxy statement, an annuity contract or life insurance policy owner is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card."

         Thank you for taking this matter seriously and participating in this important process.

                                   Sincerely,

                               F. Daniel Prickett

                                    President

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND

                               520 Madison Avenue

                             New York, NY 10022-4213

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 1, 2002

         A Special Meeting (the "Meeting") of Shareholders of OFFIT VIF-U.S. Government Securities Fund ("OFFIT Fund"), a series of The OFFIT Variable Insurance Fund, Inc., will be held at the OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 on November 1, 2002, at 10:00 a.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of August 30, 2002, providing for the acquisition of all the assets of OFFIT Fund by Evergreen Offit VA U.S. Government Securities Fund ("Evergreen Fund"), a series of Evergreen Variable Annuity Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of OFFIT Fund in liquidation and subsequent termination of OFFIT Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of OFFIT Fund.

         2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of OFFIT Fund, the Board of Directors of The OFFIT Variable Insurance Fund, Inc. has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders of OFFIT Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO PROVIDE THEIR VOTING INSTRUCTIONS TO AMERICAN GENERAL LIFE INSURANCE COMPANY, KEMPER INVESTORS LIFE INSURANCE COMPANY, OR SECURITY EQUITY LIFE INSURANCE AS OUTLINED AT THE END OF THE PROSPECTUS/PROXY STATEMENT, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION. FOR PURPOSES OF THIS PROSPECTUS/PROXY STATEMENT, AN ANNUITY CONTRACT OR LIFE INSURANCE POLICY OWNER IS REFERRED TO AS A "SHAREHOLDER" AND THE VOTING INSTRUCTION FORM IS REFERRED TO AS A "PROXY CARD."

                       By order of the Board of Directors



                                Vincent M. Rella

                                    Secretary

September 27, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                   OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND,

               a series of The OFFIT Variable Insurance Fund, Inc.

                                      into

               EVERGREEN OFFIT VA U.S. GOVERNMENT SECURITIES FUND,

                  a series of Evergreen Variable Annuity Trust

         This prospectus/proxy statement contains the information you should know before providing your voting instructions on the proposed merger ("Merger") of OFFIT VIF-U.S. Government Securities Fund ("OFFIT Fund") into Evergreen Offit VA U.S. Government Securities Fund ("Evergreen Fund"). For purposes of this prospectus/proxy statement, an annuity contract or life insurance policy owner is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card." If approved, the Merger will result in you receiving shares of Evergreen Fund in exchange for your shares of OFFIT Fund. The investment objective of each Fund is identical. Each Fund seeks to achieve a high level of current income.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------

Prospectus for Evergreen Fund,  dated  September 16, 2002, which  The Funds make all of these documents  available to you free
accompanies this  prospectus/proxy statement.                     of charge if you:

                                                                  o        Call 800-594-3978, or

Prospectus for OFFIT Fund, dated April 25, 2002.                  o        Write the Funds at either address below.

Statement of additional information for Evergreen Fund, dated You can also obtain any of these documents for a fee from the September 16, 2002. SEC if you:

                                                                  o        Call the SEC at 202-942-8090,
Statement of additional information for OFFIT Fund, dated April
25, 2002.                                                         Or for free if you:
                                                                  o        Go to the EDGAR Database on the SEC's Website
Annual report for OFFIT Fund, dated December 31, 2001.            (http://www.sec.gov).

Semi-annual report for OFFIT Fund, dated June 30, 2002.           To ask questions about this prospectus/proxy statement:
                                                                  o        Call [866-515-0318- TRUE?], or
Statement of additional  information,  dated  September 27, 2002, o Write to the
Funds at either address below. which relates to this prospectus/proxy  statement and the Merger.

----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to each Fund contained in the Fund's prospectus and statement of additional information and OFFIT Fund's annual and semi-annual reports, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

                The address of Evergreen Fund is 200 Berkeley Street, Boston, MA
               02116 (Telephone: 800-343-2898). The address of OFFIT Fund is 520 Madison Avenue, New York, NY 10022-4213 (Telephone: 800-618-9510)

               PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 27, 2002

                                TABLE OF CONTENTS

SUMMARY...................................................................................................
    What are the key features of the Merger?
    After the Merger, what class of shares of Evergreen Fund will I own?

    How do the Funds' investment objectives, principal investment strategies and risks compare? How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and How do the Funds' performance records compare? Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What What will be the primary federal tax consequences of the Merger?

RISKS..........................................................................................................
    What are the primary risks of investing in each Fund?
    Are there any other risks of investing in each Fund?

MERGER INFORMATION................................................................................
    Reasons for the Merger
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Dividend Policy

INFORMATION ON SHAREHOLDERS' RIGHTS...................................................
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Directors/Trustees

VOTING INFORMATION CONCERNING THE MEETING........................................
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS.........................................................
LEGAL MATTERS..........................................................................................
ADDITIONAL INFORMATION..........................................................................
OTHER BUSINESS.........................................................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS..............................................

EXHIBIT A...................................................................................................

                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus and statement of additional information, OFFIT Fund's annual and semi-annual reports and in the Agreement and Plan of Reorganization.

[GRAPHIC OMITTED] What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of OFFIT Fund to Evergreen Fund in exchange for shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. (The identified liabilities consist only of those liabilities reflected on OFFIT Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of OFFIT Fund by distributing the shares of Evergreen Fund to OFFIT Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

         The Merger is scheduled to take place on or about November 8, 2002. The new shares you receive will have the same total value as your OFFIT Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Directors of The OFFIT Variable Insurance Fund, Inc. including the Directors who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of OFFIT Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Directors have submitted the Plan for the approval of OFFIT Fund's shareholders. The Trustees of Evergreen Variable Annuity Trust have also approved the Plan on behalf of Evergreen Fund.

[GRAPHIC OMITTED] How do the Funds' investment objectives, principal investment strategies and risks compare?

         The investment objective of Evergreen Fund and OFFIT Fund are identical and the investment strategies are substantially identical. Each Fund seeks to achieve a high level of current income.

         Each Fund is a non-diversified fund that pursues its investment objective by investing normally at least 80% of its assets in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities, such as U.S. Treasury obligations, mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by U.S. government agencies, including but not limited to Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and the Government National Mortgage Association (Ginnie Mae). Each Fund also may invest up to 20% of its assets in other fixed income securities rated in the highest categories by a nationally recognized statistical rating organization or deemed to be of comparable quality, including foreign governmental debt obligations, non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate debt obligations such as asset-back securities. Neither Fund is limited with regard to the maturities of the securities in which they may invest. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors.

         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed could result in lower returns and loss of market opportunity. Because both Funds have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by OFFIT Fund will be disposed of in significant amounts in connection with the Merger.

         The principal risks of investing in either of the Funds is interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up) and credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). Both Funds are also subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). And, both Funds are subject to non-diversification risk (a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers). For a detailed comparison of the Funds' risks, see the section entitled "Risks".

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

[GRAPHIC OMITTED] How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         OFFIT Fund offers only one class of shares, while Evergreen offers two classes of shares: Class 1 and Class 2. Only Class1 shares of Evergreen Fund are involved in the Merger. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges".

         The following tables allow you to compare the fees and expenses of the two Funds. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)

         The Funds do not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies owned by contract owners and plan participants. Such fees are described in the prospectus of such contracts or policies or in your plan documents.

        THIS TABLE DOES NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT OR POLICY.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

------------------------------------------------------ ---- ------------------------------------------------------
OFFIT Fund  (based on  expenses  for the fiscal  year  Evergreen  Fund Pro Forma
(based on what the ended  December  31,  2001)         estimated  combined  expenses of
                                                       Evergreen Fund Pro forma would be for the fiscal year ending December
                                                            31, 2002)
------------------------------------------------------ ---- ------------------------------------------------------
----------- ------------ ------- ---------- ---------- ---- -------- ------------- -------- ----------- ----------
            Management   12b-1   Other      Total                    Management    12b-1    Other       Total
            Fees         Fees    Expenses   Fund                     Fees          Fees     Expenses    Fund
                                            Operating                                                   Operating
                                            Expenses1                                                   Expenses2
----------- ------------ ------- ---------- ---------- ---- -------- ------------- -------- ----------- ----------
----------- ------------ ------- ---------- ---------- ---- -------- ------------- -------- ----------- ----------
OFFIT          0.35%     0.00%     0.33%      0.68%         Class 1     0.35%       0.00%     0.29%       0.64%
Fund
Shares

----------- ------------ ------- ---------- ---------- ---- -------- ------------- -------- ----------- ----------

1 From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.60%.

2 From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses are estimated to be 0.60%

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in OFFIT Fund versus Evergreen Fund pro forma, assuming the Merger takes place, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

                THE EXAMPLES DO NOT REFLECT THE FEES AND EXPENSES
                  ASSESSED BY THE INSURANCE COMPANY UNDER YOUR
                 CONTRACT OR POLICY. IF THOSE FEES AND EXPENSES
                 HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Fund Expenses

------------------------------------- --- ---------------------------------
OFFIT Fund                                Evergreen Fund (PRO FORMA)

------------------------------------- --- ---------------------------------
------------------------- ----------- --- ---------------------- ----------
After:                                    After:
------------------------- ----------- --- ---------------------- ----------
------------------------- ----------- --- ---------------------- ----------
After 1 year              $69             After 1 year           $65
------------------------- ----------- --- ---------------------- ----------
------------------------- ----------- --- ---------------------- ----------
After 3 years             $218            After 3 years          $205
------------------------- ----------- --- ---------------------- ----------
------------------------- ----------- --- ---------------------- ----------
After 5 years             $465            After 5 years          $357
------------------------- ----------- --- ---------------------- ----------
------------------------- ----------- --- ---------------------- ----------
After 10 years            $847            After 10 years         $798
------------------------- ----------- --- ---------------------- ----------

[GRAPHIC OMITTED] How do the Funds' performance records compare?

         The following tables show how OFFIT Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to the OFFIT Fund, will assume and publish OFFIT Fund's investment performance record. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for OFFIT Fund in each full calendar year since OFFIT Fund's inception on 4/1/1999. The table should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses. Separate account or contract fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns for OFFIT Fund would be lower than those shown. For details on fees charged by participating insurance companies, refer to the prospectus of your variable annuity contract or variable life insurance policy.

------------------------------------
            OFFIT Fund

------------------------------------
----------- ------------- ----------
                `00          `01

----------- ------------- ----------
----------- ------------- ----------
30%

----------- ------------- ----------
----------- ------------- ----------
20%

----------- ------------- ----------
----------- ------------- ----------
10%            12.02%
----------- ------------- ----------
----------- ------------- ----------
5%                        6.52%
----------- ------------- ----------
----------- ------------- ----------
0

----------- ------------- ----------
----------- ------------- ----------
-5%

----------- ------------- ----------

                      Best Quarter: 3rd Quarter 2001 +5.00%

                     Worst Quarter: 4th Quarter 2001 -1.00%

         The next table lists OFFIT Fund's average annual total return over the past one year and since inception (through 12/31/2001). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. At the bottom of the table you can compare the Fund's performance with the Merrill Lynch 5 Year U.S. Treasury Index (MLUSTI). The MLUSTI is an unmanaged market index that provides a broad-based performance measure of the U.S. Treasury market consisting of securities with five-year maturities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2001)


-------------------------------------------------------------------------
                               OFFIT Fund

-------------------------------------------------------------------------
----------------------- ---------------- ------------ -------------------
                                Performance Since

                        Inception Date     1 year         Inception

----------------------- ---------------- ------------ -------------------
----------------------- ---------------- ------------ -------------------
Fund                       4/1/1999         6.52%           6.39%
----------------------- ---------------- ------------ -------------------
----------------------- ---------------- ------------ -------------------
MLUSTI                                      7.50%           6.46%
----------------------- ---------------- ------------ -------------------

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about OFFIT Fund is also contained in management's discussion of OFFIT Fund's performance. This information appears in OFFIT Fund's most recent Annual and Semi-annual Reports.

[GRAPHIC OMITTED] Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and OFFIT Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Variable Annuity Trust and the Board of Directors of The OFFIT Variable Insurance Fund, Inc., respectively.

Investment Advisor

         OFFITBANK Fund Advisors ("OFFITBANK") is the investment advisor to each Fund. The following are some key facts about OFFITBANK:

         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

         o Provides discretionary investment management services to mutual funds, high net worth individuals and family groups, foundations, endowments and corporations.

         o Manages over $15.1 billion in assets for 15 OFFIT Funds as of December 31, 2001. o Is located at 520 Madison Avenue, New York, NY 10022.

         -----------------------------------------------------------------------

Portfolio Management

         The day-to-day management of each Fund is handled by:


         -----------------------------------------------------------------------
         o Stephen Blitz and Isaac Frankel serve as the Funds' portfolio managers. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with OFFITBANK since 1999.  From 1994 to 1999, Mr. Frankel was Executive
                  Vice President at Andrew M. Carter & Company.
         -----------------------------------------------------------------------


Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, OFFITBANK is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
         o        0.35% of the Fund's average daily net assets.
         -----------------------------------------------------------------------

[GRAPHIC OMITTED] What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, OFFIT Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by OFFIT Fund or its shareholders for federal income tax purposes as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by an OFFIT Fund shareholder will be the same as the holding period and aggregate tax basis of shares of OFFIT Fund previously held by such shareholder, provided that shares of OFFIT Fund are held as capital assets. In addition, the holding period and tax basis of the assets of OFFIT Fund in the hands of Evergreen Fund as a result of the Merger will be the same as they were in the hands of OFFIT Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of OFFIT Fund's identified liabilities.

                                      RISKS

[GRAPHIC OMITTED] What are the primary risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The risk factors for the Funds are identical due to the substantially identical investment objectives and polices of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

---------------------------------------------------------------- ---------------
OFFIT Fund                                                       Evergreen Fund

---------------------------------------------------------------- ---------------
--------------------------------------------------------------------------------

                  Both Funds are subject to Interest Rate Risk.
                            Both Funds invest in debt
                                  securities.

--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. If a Fund invests in debt securities and interest rates rise, then the value of the Funds' securities may decline. The longer the term of the bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividend they pay.

---------------------------------------------------------------- ---------------
OFFIT Fund                                                       Evergreen Fund

---------------------------------------------------------------- ---------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Credit Risk.
                            Both Funds invest in debt
                                  securities.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

---------------------------------------------------------------- ---------------
OFFIT Fund                                                       Evergreen Fund

---------------------------------------------------------------- ---------------
--------------------------------------------------------------------------------

               Both Funds are subject to Foreign Investment Risk.
     Both Funds may invest up to 20% of their assets in foreign securities.

--------------------------------------------------------------------------------

         Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates.

---------------------------------------------------------------- ---------------
OFFIT Fund                                                       Evergreen Fund

---------------------------------------------------------------- ---------------
--------------------------------------------------------------------------------

               Both Funds are subject to Non-Diversification Risk.
                         Both Funds are non-diversified
                                     funds.

--------------------------------------------------------------------------------

         An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers.

[GRAPHIC OMITTED] Are there any other risks of investing in each Fund?

         Both Funds may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                               MERGER INFORMATION

Reasons for the Merger

         On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the OFFIT family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the OFFIT and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated OFFIT and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         All of the Directors of The OFFIT Variable Insurance Fund, Inc., including the Independent Directors, considered the Merger at a regular meeting held on June 13, 2002; they determined that the Merger was in the best interest of OFFIT Fund and its shareholders and that the interests of existing shareholders of OFFIT Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Variable Annuity Trust considered and approved the Merger at a regular meeting held on June 20-21, 2002.

         If the Merger is approved by shareholders, the assets of OFFIT Fund will be purchased in exchange for shares of Evergreen Fund. The historical activities of OFFIT Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds ("Evergreen Funds").

         In addition, the Directors considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o         the fact that Evergreen  Investment  Management  Company,  LLC
          (EIMC) will bear the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the identified liabilities of OFFIT Fund;

o the fact that the Merger is expected to be tax free for federal income tax purposes;

o alternatives available to shareholders of OFFIT Fund, including the ability to redeem their shares taking into consideration possible limitations and penalties assessed on redemptions by participating insurance companies;

o the service features and distribution resources available to shareholders of the Funds.

         During their consideration of the Merger, the Directors of The OFFIT Variable Insurance Fund, Inc. met with Fund counsel and counsel to the Independent Directors regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Directors of The OFFIT Variable Insurance Fund, Inc. concluded that the proposed Merger would be in the best interest of OFFIT Fund and its shareholders.

         The Trustees of Evergreen Variable Annuity Trust considered the benefit of adding a product identical to OFFIT Fund to Evergreen Fund and approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (The Form of which is Exhibit A hereto).

         The Plan provides that Evergreen Fund will acquire all of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund on or about November 8, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, OFFIT Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of OFFIT Fund other than those reflected in an unaudited statement of assets and liabilities of OFFIT Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Directors of The OFFIT Variable Insurance Fund, Inc. with certain indemnifications as set forth in the Plan.

         The number of full and fractional shares of Evergreen Fund to be received by the shareholders of OFFIT Fund will be determined by multiplying the number of full and fractional shares s of OFFIT Fund by a factor which shall be computed by dividing the net asset value per share of OFFIT Fund by the net asset value per share of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, OFFIT Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by OFFIT Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of OFFIT Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to the Fund's shareholders. All issued and outstanding shares of OFFIT Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, OFFIT Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by OFFIT Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of OFFIT Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of OFFIT Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by OFFIT Fund, Evergreen Fund or their shareholders.

         If OFFIT Fund shareholders do not approve the Merger, the Directors of The OFFIT Variable Insurance Fund, Inc. will consider other possible courses of action which may be in the best interest of shareholders.

         At or prior to the Closing Date, OFFIT Fund will have declared a dividend and distribution which together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax-exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, OFFIT Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of OFFIT Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund followed by the distribution of Evergreen Fund's shares to the shareholders of OFFIT Fund in liquidation of OFFIT Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and OFFIT Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of OFFIT Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund;

         (3) No gain or loss will be recognized by OFFIT Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to OFFIT Fund's shareholders in exchange for their shares of OFFIT Fund;

         (4) No gain or loss will be recognized by OFFIT Fund's shareholders upon the exchange of their shares of OFFIT Fund for shares of Evergreen Fund in liquidation of OFFIT Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of OFFIT Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of OFFIT Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of OFFIT Fund will include the period during which the shares of OFFIT Fund exchanged therefor were held by such shareholder (provided that the shares of OFFIT Fund were held as a capital asset on the date of the Merger); and

(6) The tax basis of the assets of OFFIT Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to OFFIT Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which the assets were held by OFFIT Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of OFFIT Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of OFFIT Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of OFFIT Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

Pro-forma Capitalization

         The following table sets forth the capitalization of OFFIT Fund as of June 30, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of June 30, 2002, giving effect to the proposed acquisition of assets at net asset value. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 shares of Evergreen Fund issued for each share of OFFIT Fund.

           Capitalization of OFFIT Fund and Evergreen Fund (Pro Forma)

         ---------------------------------- ---------------------------------- ---------------------------------------
                                                       OFFIT Fund                    Evergreen Fund (Pro Forma)

         Net Assets

         Class 1 or OFFIT Fund                                    $30,190,144                             $30,190,144
         Class 2                                                          N/A                                       0
         Total Net Assets                                         $30,190,144                             $30,190,144

         Class 1 or OFFIT Fund                                         $11.52                                  $11.52
         Class 2                                                          N/A                                       0

         Class 1 or OFFIT Fund                                      2,620,638                               2,620,638
         Class 2                                                          N/A                                       0
         Total Shares Outstanding                                   2,620,638                               2,620,638
         ---------------------------------- ---------------------------------- ---------------------------------------


Purchase and Redemption Procedures

         Shares of each Fund are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by American General Life Insurance Company, Kemper Investors Life Insurance Company, or Security Equity Life Insurance. Shareholders may not purchase or redeem shares of the Fund directly. Shareholders should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies and how to redeem funds or change investment options.

         The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

         Orders are effected at net asset value per share determined on that same date, without the imposition of any sales commission or redemption charge. The insurance company uses the net asset value to calculate the value of your interest in your contract.

Dividend Policy

         Each Fund distributes its investment company taxable income annually and its net realized gains, if any, at least annually to the separate accounts of participating insurance companies on the dividend record date. Dividends and distributions are always reinvested in additional shares of the respective Fund. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, separate accounts invested in OFFIT Fund will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund.

         OFFIT Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Variable Annuity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to insurance company separate accounts or retirement plans. Evergreen Variable Annuity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. OFFIT Fund is a series of The OFFIT Variable Insurance Fund, Inc., an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to insurance company separate accounts or retirement plans. The OFFIT Variable Insurance Fund, Inc. is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, a Board of Directors and by applicable Maryland and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The interests in OFFIT Fund are represented by nine billion shares of common stock with a par value of $0.001 per share. Each Fund's governing documents permit the respective Directors/Trustees of each Corporation/Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Directors/Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Directors/Trustees. Shareholders of each Fund vote separately, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, approval of or amendments to investment advisory agreements or proposed mergers that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Variable Annuity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Variable Annuity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Variable Annuity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Variable Annuity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Variable Annuity Trust is remote.

       Under the applicable Maryland law, shareholders are not personally liable for the obligations of The OFFIT Variable Insurance Fund, Inc.

Shareholder Meetings and Voting Rights

         Neither Evergreen Variable Annuity Trust on behalf of Evergreen Fund nor The OFFIT Variable Insurance Fund, Inc. on behalf of OFFIT Fund is required to hold annual meetings of shareholders. However, each of Evergreen Variable Annuity Trust and The OFFIT Variable Insurance Fund, Inc. is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee/Director when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Variable Annuity Trust or The OFFIT Variable Insurance Fund, Inc. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 25% of the outstanding shares of The OFFIT Variable Insurance Fund, Inc. entitled to vote. In addition, each of Evergreen Variable Annuity Trust and The OFFIT Variable Insurance Fund, Inc. is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Variable Annuity Trust nor The OFFIT Variable Insurance Fund, Inc. currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to OFFIT Fund, 33 1/3% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Variable Annuity Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Articles of Incorporation of The OFFIT Variable Insurance Fund, Inc., as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund over the liabilities belonging to the Fund. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund. In the event of termination of OFFIT Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund or class, the Directors will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund.

Liability and Indemnification of Directors/Trustees

         Under the Declaration of Trust of Evergreen Variable Annuity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Articles of Incorporation and By-Laws of The OFFIT Variable Insurance Fund, Inc., a Director is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Director is indemnified by The OFFIT Variable Insurance Fund, Inc. under its Articles of Incorporation and By-Laws Fund to the fullest extent permitted by Maryland law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Director, unless it is determined that the Director acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Variable Annuity Trust, Articles of Incorporation of The OFFIT Variable Insurance Fund, Inc., their respective By-Laws and Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, By-Laws and Delaware and Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of OFFIT Fund in connection with a solicitation of proxies by the Directors of The OFFIT Variable Insurance Fund, Inc. to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., on November 1, 2002, at the OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of OFFIT Fund on or about September 27, 2002. Only shareholders of record as of the close of business on August 30, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The OFFIT Variable Insurance Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of OFFIT Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 33 1/3% of the Fund's shares entitled to vote) is present. In voting for the Merger, all classes of OFFIT Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of OFFITBANK, its affiliates or other representatives of OFFIT Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If OFFIT Fund shareholders do not vote to approve the Merger, the Directors of The OFFIT Variable Insurance Fund, Inc. will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Maryland law or the Articles of Incorporation of The OFFIT Variable Insurance Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Evergreen Fund subject to any insurance company separate account or plan restrictions, which they receive in the transaction at their then-current net asset value. Shares of OFFIT Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of OFFIT Fund subject to any insurance company separate account or plan restrictions, may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         OFFIT Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The OFFIT Variable Insurance Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

Shareholder Information

         As of the Record Date, 2,613,830.883 shares of common stock of OFFIT Fund were outstanding.

         As of July 31, 2002, the officers and Directors of The OFFIT Variable Insurance Fund, Inc. beneficially owned as a group less than 1% of each class of the outstanding shares of OFFIT Fund. To The OFFIT Variable Insurance Fund, Inc.'s knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of OFFIT Fund's outstanding shares as of July 31, 2002:

------------------------------------------- ----------- -------------------- ------------------------ -------------------------
Name and Address                              Class        No. of Shares      Percentage of Shares    Percentage of Shares of
----------------                              -----        -------------      ---------------------   -----------------------
                                                                             of Class Before Merger      Class After Merger
                                                                             ----------------------      ------------------
UNION THEOLOGICAL SEMINARY                    Select        423,174.360              12.63%                    12.63%
ATTN JAMES DENIVO
3041 BROADWAY
NEW YORK, NY   10027
PATTERSON CO                                  Select        418,220.269              12.49%                    12.49%
TANAKA MEMORIAL FOUNDATION INC                Select        383,901.642              11.46%                    11.46%
WACHOVIA BANK NA AS AG FOR                    Select        209,297.804               6.25%                    6.25%
MARK S SIEGEL TTEE YVETTE BLUHDORN            Select        193,182.464               5.77%                    5.77%
THE TECH MUSEUM OF INNOVATION                 Select        173,321.131               5.17%                    5.17%
145 W SAN CARLOS
SAN JOSE, CA   95113
------------------------------------------- ----------- -------------------- ------------------------ -------------------------




---------------------------------- ------- ------------------- ------------------------------ ---------------------------------


---------------------------------- ------- ------------------- ------------------------------ ---------------------------------


         As of July 31, 2002, the officers and Trustees of Evergreen Variable Annuity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Variable Annuity Trust's knowledge, no persons owned beneficially or of record more than 5% of Evergreen Fund's outstanding shares as of July 31, 2002.

         The proportionate voting by insurance companies of shares for which no proxies are returned may result in certain shareholders that can direct the vote of less than 5% of the outstanding shares of OFFIT Fund issuing instructions that affect the vote of 5% or more of the Fund's outstanding shares.

       THE DIRECTORS OF THE OFFIT VARIABLE INSURANCE FUND, INC. RECOMMEND
               APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT
          INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.



                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of OFFIT Fund as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual report of OFFIT Fund as of June 30, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         OFFIT Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Directors of The OFFIT Variable Insurance Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

September 27, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer

     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                                INSTRUCTIONS FOR

            SHAREHOLDERS IN OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND

         Since you are a shareholder in OFFIT Fund, you have the right to instruct American General Life Insurance Company, Kemper Investors Life Insurance Company or Security Equity Life Insurance Company ("Participating Companies") how to vote the OFFIT Fund shares they hold under your annuity contract or variable life insurance policy. You can do so by following the instructions on your proxy card. The Participating Companies will vote any OFFIT Fund shares for which it does not receive voting instructions in proportionately the same manner - For, Against, or Abstain - as shares for which it does receive instructions. For purposes of this prospectus/proxy statement, an annuity contract owner , variable life insurance policy owner or plan participant is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card."

         If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free).

                                                                       EXHIBIT A

                      FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of August, 2002, by and between Evergreen Variable Annuity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Offit VA U.S. Government Securities Fund series (the "Acquiring Fund"), and The Offit Variable Insurance Fund, Inc., a Maryland corporation, with its principal place of business at 400 Bellevue Parkway, Wilmington, Delaware, 19809 (the "Selling Fund Corporation"), with respect to its OFFIT VIF-U.S. Government Fund series (the "Selling Fund").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class 1 shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Directors of the Selling Fund Corporation have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been or will be distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class 1 shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 11, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Corporation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Corporation or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) As of the date of the Reorganization, the current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will distribute in each such year all net investment income and realized capital gains.

                  (h) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (l) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Corporation will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Corporation's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund Corporation and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Corporation, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Corporation.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kramer, Levin, Naftalis & Frankel, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of State of Maryland and has the corporate power to own all of its properties and assets and, to the knowledge of such counsel to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Corporation's Articles of Incorporation or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Corporation's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kramer, Levin, Naftalis & Frankel, LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Corporation's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                                     ARTICLE IX

                                                      EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Corporation, or the respective Trustees, Directors or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust. The obligations of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN VARIABLE ANNUITY TRUST
ON BEHALF OF EVERGREEN OFFIT VA U.S. GOVERNMENT SECURITIES FUND


By:
Name: Michael H. Koonce

Title: Authorized Officer

THE OFFIT VARIABLE INSURANCE FUND, INC.
ON BEHALF OF
OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND


By:
Name:

Title: Authorized Officer

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND

                                   A Series of

                       THE OFFIT VARIABLE INSURANCE FUND, INC.

                               520 Madison Avenue

                             New York, NY 10022-4213

                                 (800) 681-9510

                        By and In Exchange For Shares of

               EVERGREEN OFFIT VA U.S. GOVERNMENT SECURITIES FUND

                                   A Series of

                        EVERGREEN VARIABLE ANNUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Offit VIF-U.S. Government Securities Fund ("OFFIT Fund"), a series of The OFFIT Variable Insurance Fund, Inc., to Evergreen Offit VA U.S. Government Securities Fund ("Evergreen Fund"), a series of Evergreen Variable Annuity Trust, in exchange for shares of OFFIT Fund for Class 1 shares of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)      The Statement of Additional Information of OFFIT Fund dated
         April 25, 2002;

(2) The Statement of Additional Information of Evergreen Fund dated September 16, 2002;

(3)      Annual Report of OFFIT Fund dated December 31, 2001; and

(4)      Semi-annual Report for OFFIT Fund dated June 30, 2002;

The pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] need not be prepared since the net asset value of the OFFIT Fund does not exceed ten percent of Evergreen Fund's net asset value.

After the Merger, Evergreen Fund, as the successor to the OFFIT Fund, will assume and publish OFFIT Fund's investment performance record.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Offit Fund and Evergreen Fund dated September 27, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Variable Annuity Trust at the telephone number or address set forth above.

     The date of this Statement of Additional Information is September 27, 2002.

                     OFFIT VIF US GOV'T SECURIITES FUND SAI

                    THE OFFIT VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510


                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
      OFFIT VIF-DJG VALUE EQUITY FUND, OFFIT VIF-U.S. GOVERNMENT SECURITIES
         FUND, OFFIT VIF-U.S. SMALL CAP FUND, OFFIT VIF-HIGH YIELD FUND
                    AND OFFIT VIF-EMERGING MARKETS BOND FUND

                                 April 25, 2002


The OFFIT Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund comprised of six portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFIT VIF-DJG Value Equity Fund ("Value Equity Fund"), OFFIT VIF-U.S. Government Securities Fund ("U.S. Government Fund"), OFFIT VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFIT VIF-High Yield Fund ("High Yield Fund"), OFFIT VIF-Emerging Markets Bond Fund ("Emerging Markets Bond Fund") and OFFIT VIF-Total Return Fund ("Total Return Fund").

This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the following portfolios: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund and Emerging Markets Bond Fund (individually, a "Fund" and collectively, the "Funds"). This information is in addition to the information that is contained in the Funds' Prospectuses, each dated April 25, 2002. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund and Emerging Markets Bond Fund are advised by OFFITBANK. The Value Equity Fund is advised by David J. Greene & Company, LLC ("DJ Greene"). As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This SAI is not a prospectus. The Funds' Prospectuses may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. This SAI should be read in conjunction with the

Funds' Prospectuses each dated April 25, 2002 and the Company's Annual Report dated December 31, 2001, which is hereby incorporated by reference.








--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE

ORGANIZATION AND CLASSIFICATION................................................4

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS............................4

FUNDAMENTAL INVESTMENT POLICIES...............................................19

NON-FUNDAMENTAL INVESTMENT POLICIES...........................................21

MANAGEMENT OF THE COMPANY.....................................................21

INVESTMENT ADVISER............................................................27

DISTRIBUTOR...................................................................32

ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES.........32

COUNSEL.......................................................................35

INDEPENDENT AUDITORS..........................................................35

PORTFOLIO TRANSACTIONS........................................................35

PURCHASE OF SHARES............................................................37

REDEMPTION OF SHARES..........................................................38

PERFORMANCE CALCULATIONS......................................................38

ADDITIONAL INFORMATION CONCERNING TAXES.......................................40
                                                                              --

GENERAL INFORMATION...........................................................40
                                                                              --

FINANCIAL STATEMENTS..........................................................48

- ------------------------------------------------------------------------------

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

Information concerning each Fund's investment objective is set forth in each Fund's Prospectus under the heading "Investment Objective and Principal Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS


If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK and DJ Greene, as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").


REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

BRADY BONDS


The High Yield and Emerging Markets Bond Funds may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

Each Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.


LOAN PARTICIPATIONS AND ASSIGNMENTS


The High Yield and Emerging Markets Bond Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

STRUCTURED PRODUCTS


The High Yield and Emerging Markets Bond Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

U.S. MUNICIPAL SECURITIES

With respect to the High Yield Fund, in circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Fund, with the exception of the Value Equity Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

MORTGAGE-RELATED SECURITIES

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES

Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. It is expected that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants is typically much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile instruments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities may be deemed to be without value. The Value Equity Fund will not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Value Equity Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchanges.

SECURITIES LOANS, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA, which is the highest rating category for corporate or municipal long-term debt given by Standard & Poor's Ratings Group).

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as: (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES AND POOLED VEHICLES

Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies (including mutual funds, investment partnerships and other pooled investment vehicles, with respect to the U.S. Small Cap Fund). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by that Fund.


INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.

The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.


An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.


FUTURE DEVELOPMENTS

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

     1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that, with respect to the Emerging Markets Bond Fund, under normal market conditions, this limitation shall not apply with respect to the purchase of securities of issuers whose primary business activity is in the banking industry;

     2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% (30% with respect to the U.S. Small Cap Fund and 25% with respect to the U.S. Government Fund) of the value of a Fund's total assets and
          (b) a Fund (except the U.S. Government Fund) will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

     3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

     4) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     5) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

     6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extend permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by a Fund; and

     9)   issue senior securities.

For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

2) sell securities short (except for short positions in a futures contract or forward contract);

3) invest for the purpose of exercising control over management of any company;

4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

6) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

7) invest in puts, calls straddles or spreads, except as described in (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                            TERM OF OFFICE(1) AND                                        COMPLEX*
NAME, (AGE), ADDRESS AND       LENGTH OF TIME         PRINCIPAL OCCUPATION(S)            OVERSEEN       OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY           SERVED               DURING PAST 5 YEARS             BY DIRECTOR      HELD BY DIRECTOR
- ----------------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED DIRECTORS
- ----------------------------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)           Since 1993            Of Counsel, Wolf, Block              15             Director, Revlon
Director                                              Schorr and Solis-Cohen,                             Group Inc., Revlon
   250 Park Avenue                                    LLP (2/1/98-present);                               Consumer Products
   New York, NY 10177                                 Member, Lowenthal,                                  Inc., Pittsburgh
                                                      Landau, Fischer & Bring,                            Annealing Box and
                                                      P.C (1960-1/31/98).                                 Clad Metals Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
The Very Reverend James         Since 1993            President, Interfaith Center        15                    N/A
Parks Morton N/A (76)                                 of New York (1/1/98-
Director                                              present); formerly Dean of
  40 East 30th Street                                 Cathedral of St. John the
  New York, New York                                  Divine (1972-1996).
  10016
- ----------------------------------------------------------------------------------------------------------------------------------




                                       22

]

- ----------------------------------------------------------------------------------------------------------------------------------
Stephen M. Peck (66)            Since 1999            Partner, The Torrey Funds           15              Director,
Director                                              (1/1/02-present); General                           Fresenius Medical Care
   505 Park Avenue                                    Partner, Wilderness                                 Advance Auto Parts,
   New York, New York                                 Parners, L.P. (1989 to                              Inc., Banyan Strategic
   10022                                              present).                                           Realty, Canarc
                                                                                                          Resource, Inc., Boston
                                                                                                          Life Sciences Inc.,
                                                                                                          Brown Simpson
                                                                                                          Advisory Board.
----------------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2) (56)       Since 2001           Chief Executive Officer,            15             Director, Arts and
Chairman of the Board,                                OFFITBANK (2001-                                   Sciences Council,
President, and Director                               present). Founder and                              Charlotte, NC.
   520 Madison Avenue                                 group executive of Private
   New York, NY 10022                                 Capital Management, First
                                                      Union Corporation (1995-
                                                      2001).
----------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
----------------------------------------------------------------------------------------------------------------------------------


                                       23

- ----------------------------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999           Managing Director,               N/A                       N/A
 Treasurer                                             OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
- ----------------------------------------------------------------------------------------------------------------------------------





*For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance
 Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

COMMITTEES
The Board has a Nominating Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

The Board has an Executive Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Executive Committee.

The Board has an Audit Committee, comprised of comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended December 31, 2001, there were two meetings of the Audit Committee.

The Board has a Pricing Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Pricing Committee has oversight responsibility for, among other things, determining and monitoring the value of the Company's assets. During the fiscal year ended December 31, 2001, there were no meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.




                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES
                                              DOLLAR RANGE OF EQUITY                OVERSEEN BY DIRECTOR WITHIN THE
NAME OF DIRECTOR                              SECURITIES IN EACH FUND               FAMILY OF INVESTMENT COMPANIES
- -------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
F. Daniel Prickett                                     None                                       None

DISINTERESTED DIRECTORS                      High Yield Fund - over $100,000                 over $100,000
Edward J. Landau

The Very Reverend James                                None                                       None
Parks Morton

Stephen M. Peck                                        None                                       None

With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.


DIRECTOR COMPENSATION
The following table shows the compensation paid by the Company to the Directors for 2001.



                                                                                                     TOTAL COMPENSATION
                                         AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL     FROM REGISTRANT
                                        COMPENSATION      BENEFITS ACCRUED AS      BENEFITS UPON      AND FUND COMPLEX*
           NAME OF PERSON             FROM REGISTRANT    PART OF FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS
- ----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
Dr. Wallace Mathai Davis(1)                  $0                   $0                     $0                  $0




                                             25


F. Daniel Prickett(2)                        $0                   $0                     $0                  $0

DISINTERESTED DIRECTORS
Edward J. Landau                           $6,000                 $0                     $0                $23,500

The Very Reverend James Parks Morton       $6,000                 $0                     $0                $23,500

 Stephen M. Peck                           $6,000                 $0                     $0                $23,500

(1)  Resigned effective January 8, 2002.

(2)  Became a Director effective January 8, 2002.


* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.


The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended. The Directors are also reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

INVESTMENT ADVISER


U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND AND EMERGING MARKETS BOND FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund and Emerging Markets Bond Fund. The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they have entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction is expected to close in the third quarter of 2001, subject to the normal shareholder and regulatory approvals. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly at an annual rate of 1.00% of the U.S. Small Cap Fund's average daily net assets, 0.35% of the U.S. Government Fund's average daily net assets, 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of the High Yield Fund's average daily net assets and 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of the Emerging Markets Bond Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders.

Prior to May 1, 2002, Rockefeller & Co., Inc. (the "Sub-Adviser"), with offices at 30 Rockefeller Plaza,

New York, New York 10112, provided sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between the Sub-Adviser and OFFITBANK.



VALUE EQUITY FUND


David J. Greene & Company, LLC ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the NASD. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The firm is located at 599 Lexington Avenue, New York, N.Y. 10022. DJ Greene currently has investment management authority with respect to approximately $2.5 billion in assets for pension, profit sharing, endowment and individual accounts. DJ Greene consists of 15 principals and a staff of 23 professional and support persons, all of whom devote their full time to the business. DJ Greene specializes in equity management with a value style orientation.


For its services under the DJ Greene Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of 0.80% of the Value Equity Fund's average daily net assets. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders.


The Advisory Agreement and DJ Greene Agreement (collectively, the "Agreements") were most recently reapproved by the Board of Directors on June 14, 2001. In reapproving the Agreements, the Board of Directors considered the following factors: the requirements of the Funds in the areas of investment supervisory and administrative services, the quality of the Adviser's and DJ Greene's services, the fees paid for the investment advisory services, other services to be provided that are not covered in the Agreements, the total expenses of each Fund, the willingness of the Adviser and DJ Greene to waive any portion of their fees, the profitability of the Adviser and DJ Greene, the extent to which the Adviser and DJ Greene receive benefits from soft dollars and other service benefits, the capabilities and financial condition of the Adviser amd DK Greene, the current conditions and trends prevailing in the economy and the historical relationship between the Funds and the Adviser and DJ Greene.

The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds directly to OFFITBANK, except for fees which were paid to DJ Greene for the Value Equity Fund.




                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
HIGH YIELD                      DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------
Fees earned                         $301,217               $354,612               $398,179






                                       29



Fees waived                          $16,784               $102,139               $101,824
Net amount of fees                  $284,433               $252,473               $296,355



                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
EMERGING MARKETS                DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $63,493                $67,441                $54,643
Fees waived                            $0                   $9,439                 $34,823
Net amount of fees                   $63,493                $58,002                $19,820


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
U.S. SMALL CAP                  DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $29,675                $31,206                $13,907
Fees waived                           $5,136                $12,345                $13,886
Net amount of fees                   $24,539                $18,861                  $21


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
U.S. GOVERNMENT                 DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                         $138,371                $97,251                $41,092
Fees waived                          $10,906                $34,111                $29,604
Net amount of fees                  $127,465                $63,140                $11,488



                                       30


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
VALUE EQUITY                    DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $45,195                $39,053                $25,095
Fees waived                            $0                   $4,798                 $22,104
Net amount of fees                   $45,195                $34,255                $2,991




The Funds will not be required to reimburse any entity for waived fees.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.


Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in the Funds' Prospectuses without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If OFFITBANK and DJ Greene were prohibited from performing the services described in the Funds' Prospectuses, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.


ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES


PFPC Inc. ("PFPC") performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, DJ Greene, or by The Bank of New York ("BONY") in its capacity as custodian of the Company. PFPC has no role in determining the investment polices of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to be approximately .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.

                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
HIGH YIELD                      DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------
Fees earned                          $44,296                $52,149                $73,556



                                       32

Fees waived                          $10,631                $12,516                $14,085
Net amount of fees                   $33,665                $39,633                $59,471


                                   FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED            FISCAL YEAR ENDED
EMERGING MARKETS                DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $8,818                 $9,367                 $22,589
Fees waived                          $8,818                 $9,367                 $22,589
Net amount of fees                     $0                     $0                      $0





                                   FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED            FISCAL YEAR ENDED
U.S. SMALL CAP                  DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $3,709                 $3,901                 $16,738
Fees waived                          $3,709                 $3,901                 $16,738
Net amount of fees                     $0                     $0                      $0



                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
U.S. GOVERNMENT                 DECEMBER 31, 2001      DECEMBER 31, 2000       DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $49,418                $34,732                $25,926




                                       33

Fees waived                          $11,861                $8,930                 $25,926
Net amount of fees                   $37,557                $25,802                   $0


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
VALUE EQUITY                    DECEMBER 31, 2001      DECEMBER 31, 2000       DECEMBER 31, 1999
- ----------                      -----------------      ------------------     ------------------

Fees earned                          $7,062                 $6,102                 $18,921
Fees waived                          $7,062                 $6,102                 $18,921
Net amount of fees                     $0                     $0                      $0




PFPC also serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (1) process shareholder purchase and redemption orders; (2) issue periodic statements to shareholders; (3) process transfers, exchanges and dividend payments; and (4) maintain all shareholder records for each account in the Company.


BONY serves as the Company's custodian pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 100 Church Street Station, 10th Floor, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT AUDITORS


KPMG LLP, whose address is 757 Third Avenue, New York, NY serve as the independent auditors for the Funds and will render an opinion on the Fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.


PORTFOLIO TRANSACTIONS


The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. When selecting dealers to handle the purchase and sale of portfolio securities, the Adviser and DJ Greene look for prompt execution of the order at a favorable price. Generally, the Adviser, DJ Greene and Rockefeller & Co. work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

With respect to the U.S. Government Fund, High Yield Fund, Emerging Markets Bond Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser and DJ Greene, as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser and DJ Greene may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

For the fiscal year ended December 31, 1999, the High Yield, Emerging Markets, Value Equity, U.S. Government and U.S. Small Cap Funds paid $1,560, $0, $10,759, $0 and $1,585, respectively in brokerage commissions. During the 1999 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 76.67% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 69.2% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 64.47% of the total portfolio transactions.

For the fiscal year ended December 31, 2000, the High Yield, Emerging Markets, Value Equity, U.S. Government and U.S. Small Cap Funds paid $748, $0, $15,365, $0 and $3,722, respectively in brokerage commissions. During the 2000 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 19.72% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 25.01% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 11.45% of the total portfolio transactions.

For the fiscal year ended December 31, 2001, the High Yield, Emerging Markets Bond, Value Equity, U.S. Government and U.S. Small Cap Funds paid $0, $0, $12,615, $0 and $1,266 respectively in brokerage commissions. During the 2001 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 59.45% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 64.36% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 62.71% of the total portfolio transactions.



PURCHASE OF SHARES

For information pertaining to the manner in which shares of each Fund are offered to the public, see "Purchase of Fund Shares" in each Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of each of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

         P (1+T)n = ERV

Where:        P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [( ERV ) - 1]
                                          ---
                                            P

In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

              Yield = 2 [ ( a-b +1)6 - 1]
                               cd

Where:   a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.


The following table sets forth the average annual total returns for the Fund for periods ended December 31, 2001.

                                                                                     Value Equity Fund
     One Year..........................................................                    5.19%
     Since Inception (April 11, 1997)..................................                   12.55%

                                                                                      U.S. Government
                                                                                       Securities Fund
     One Year..........................................................                   6.52%
     Since Inception (April 1, 1999)...................................                   6.39%




                                                                                   U.S. Small Cap Fund
     One Year..........................................................                  0.43%
     Since Inception (April 11, 1997)..................................                  15.02%

                                                                                     High Yield Fund
     One Year..........................................................                   7.76%




                                       39


     Five Years .......................................................                   4.19%
     Since Inception (April 1, 1996)...................................                   5.58%

                                                                               Emerging Markets Bond Fund
     One Year..........................................................                  3.26%
     Five Years........................................................                  4.97%
     Since Inception (August 28, 1996).................................                  5.69%


The 30-day yield for each of the High Yield, Emerging Markets and U.S. Government Funds for the fiscal year ended December 31, 2001 was 8.99%, 12.24% and 4.41%, respectively.


The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Fund's Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contact or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will take into account its proportionate share of each of the assets of a Fund in determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.


Straddle and constructive sale rules:

The straddle rules defer losses and could alter the character of a Fund portfolio's capital gains and losses between short-term and long-term treatment. In this regard, the straddle rules defer losses to the extent of corresponding unrealized gains in certain offsetting positions; prevent the conversion of short-term capital gains into long-term capital gains by either recharacterizing long-term capital gains as short-term capital gains or recharacterizing short-term capital losses as long-term capital losses; or by suspending or terminating, and forcing the recommencement of holding periods on positions related to positions of a straddle.1 Similarly, certain transactions effectively insulating a Fund portfolio from substantially all risk of loss and all opportunity for gain in appreciated financial position ("AFPs") could be treated as constructive sales of those positions for federal income tax purposes.2 Under these rules, short sales, swap contracts, forward or futures contracts to sell an appreciated AFP,3 or one or more other transactions that have substantially the same effect as those transactions as determined under regulations are generally treated as "constructive sales" for this purpose.4 A Fund portfolio that owns an AFP that enters into such a transaction generally recognizes gain for tax purposes prior to the recognition of gain


1 See Sections 1092(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 1092-2T of the Temporary Treasury Regulations.

2    See Section 1259 of the Code. These rules do not apply to loss positions.

3 Contracts for the sale of any stock, debt instrument, or partnership interest that is not a "marketable security" (within the meaning of Section 453(f) of the Code), that settle within a year after the date the contract is entered into), are not constructive sales. See Section 1259(c)(2).

4    See Section 1259(c)(1) of the Code.

for generally accepted accounting purposes. With these considerations in mind, we recommend that the following paragraphs be added to each Fund's SAI, immediately after the discussion regarding Fund portfolio derivative transactions deemed subject to treatment under Section 1256 of the Code:

         Generally, hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. Because only limited administrative guidance implementing the straddle rules have been promulgated to date, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more elections available under the Code which are applicable to straddles. If a Fund makes any of such elections, the amount, character, and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased as compared to a taxpayer that did not engage in such hedging transactions.
         Section 1259 of the Code causes certain hedging transactions to be treated as "constructive sales." In general, if a Fund enters into such hedging transactions with respect to appreciated financial positions in stock or certain debt obligations, the Fund will be treated as if it had sold and immediately repurchased such positions and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the property.

Segregated asset account investor control considerations:

A segregated asset account, such as most of the investors owning shares of the Fund portfolios, not only must satisfy the diversification requirements for variable annuity and variable life insurance contracts set forth in Section 817(h) of the Code and the related Treasury Regulations thereunder, but must also meet the investor control principles established by administrative guidance issued by the Internal Revenue Service (the "Service") and the Treasury Department, as well as case law. In issuing its regulations under Section 817(h), the Treasury Department announced that it anticipated issuing further guidance prescribing the circumstances in which a contract owner's control of the investments of a segregated asset account may cause the contract owner, rather than the sponsoring insurance company, to be treated as the owner of the assets of such segregated asset account.5 In the past, the Service has required certain representations in respect of investor control from a policyholder or other issuing insurance company before it would issue an advance ruling that the insurance company, and not the policyholder, owned the assets of the segregated asset account funding a variable annuity or life insurance contract.6 Despite recently issued general administrative guidance issued by the Service with respect to the treatment of an annuity contract for purposes of Sections 403(a) and (b), or as an individual retirement annuity for purposes of Section 408(b),7 the representations in respect of investor control that were required in the past and are generally still being required by the Service in the context of obtaining administrative guidance from the Service are as follows:8

     1. No policyholder should have a legally binding right to require the insurance company or separate account to acquire any particular investment item with premiums or other amounts paid to, or earned by, the insurance company and/or separate account. Furthermore, there should be no prearranged plan between any policyholder and the insurance company and/or the separate account to invest any premiums or other amounts received in any particular investment item. However, policyholders may be informed of the general investment strategy to be followed.

     2. Policyholders will only be permitted to choose among broad investment strategies, such as, for example, stocks, bonds, money market instruments, instruments of financial institutions (e.g., savings and loan associations, banks, and savings banks), instruments of


5 See LR-295-84, 52 Fed.Reg. 32,633 (September 15, 1986). See also Ltr. 9851044,
1998 PRL LEXIS 1697 (September 28, 1998); and Ltr. 9748035, 1997 PRL LEXIS 1383
(August 29, 1997). If the contract owner is considered the owner of the assets of the segregated asset account, the contract owner would be taxed currently on the income and gains of the segregated asset account attributable to such owner. See Christofferson v. United States, 749 F.2d 513 (8th Cir. 1984), cert. den., 473 U.S. 905 (1985); Rev. Rul. 81-225, 1981-2 C.B. 13; and Rev. Rul. 82-54,
1982-1 C.B. 11. Although Section 6110(j)(3) of the Code provides that a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and related Treasury Regulations. Cf., Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981).

6 See, e.g., Ltr. 8820046, 1988 PRL LEXIS 469 (February 18, 1988); Ltr. 8427085,
1984 PRL LEXIS 4229 (April 5, 1984); and Ltr. 8335124, 1983 PRL LEXIS 3413 (May
27, 1983).

7 See Rev. Proc. 99-44, 1999-2 C.B. 598, modifying Rev. Rul. 81-225, supra., in which the Service concluded that it will treat an annuity contract for purposes of Sections 403(a) and (b) of the Code or an individual retirement annuity for purposes of Section 408(b) as an annuity contract and will not treat the contract holder as owning the assets associated with the contract, provided the following conditions are met: (1) For a contract that is intended to qualify as an annuity contract for purposes of Sections 403(a) or (b), no additional federal tax liability would have been incurred if the employer of the contract holder had instead paid amounts into a custodial account in an arrangement that satisfied the requirements of Section 403(b)(7)(A); or (2) For a contract that is intended to qualify as an individual retirement annuity for purposes of
Section 408(b), no additional federal tax liability would have been incurred if the consideration for the contract had instead been held as part of a trust that would satisfy the requirements of Section 408(a), except the general account of an insurance company shall be treated as a common investment fund for purposes of satisfying Section 408(a)(5).

8 See Ltr. 200025037, 2000 PRL LEXIS 773 (March 24, 2000), citing to, inter alia., Rev. Proc. 99-44, supra.; Ltr. 8820046, supra.; and Ltr. 8335124, supra.

          government bodies, U.S. government securities, state government securities, foreign government securities, real property, and commodities.

     3. No policyholder will have any legal, equitable, direct, indirect, or other interest in any specific investment item held by the insurance company and/or the separate account.

     4. A policyholder will only have a contractual claim against the insurance company and/or the separate account for cash as a result of purchasing the insurance contract.

We understand that the aforementioned representations will continue to form the foundation for investor control guidance that the Service and the Treasury Department are in the process of formulating. While the Service and the Treasury Department have already issued a revenue ruling dealing with this subject (after their issuance of regulatory guidance under Section 817(h) of the Code), we understand that additional guidance, while perhaps not imminent, can be expected in the foreseeable future which could impact the overall federal income tax consequences to Fund investors. With these considerations in mind, we recommend that the following paragraphs be added to VIF's SAI, immediately after the discussion regarding the impact of the current regulatory guidance under Section 817(h):

         The Treasury Department has indicated in published statements that it would issue further regulations or rulings addressing the circumstances in which a variable annuity account or variable life insurance account owner's control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known at the present time what standards will be set forth in such regulations or rulings.

         In the event that such rules or regulations were adopted, there can be no assurance that each Fund will be able to operate as currently described in the Fund's prospectus, or that an affected Fund will not have to change its investment objectives or investment policies. Furthermore, each Fund would still be required to comply with the diversification requirements set forth in Section 817(h) of the Code and/or the Regulations set forth thereunder. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of the affected Fund.

                                    * * * * *

GENERAL INFORMATION

CODE OF ETHICS

The Adviser, DJ Greene, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades


CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


As of April 4, 2002, the Directors and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds of the Company:



FUND                         NAME AND ADDRESS                                                       PERCENTAGE
                             OF BENEFICIAL OWNER
High Yield                   Select Reserve Variable Annuities                                      66.46%(1)
                             c/o American General Life Insurance Company
                             P.O. Box 1591
                             Houston, TX  77251-1591

                             Security Equity Life Insurance Co.                                     31.91%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

Emerging Markets             Select Reserve Variable Annuities                                      97.11%(1)
                             c/o American General Life Insurance Company
                             P.O. Box 1591
                             Houston, TX  77251-1591


                                       46

U.S. Small Cap               Security Equity Life Insurance Co.                                     67.63%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

                             Kemper Investors Life Insurance Co.                                    32.37%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

U.S. Government              Select Reserve Variable Annuities                                      29.24%(1)
                             c/o OFFITBANK
                             520 Madison Ave.



                                       47


                             New York, NY 10022-4213

                             Security Equity Life Insurance Co.                                     65.38%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213
                                                                                                     5.38%
                             Kemper Investors Life Insurance Co.
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213


Value Equity                 Security Equity Life Insurance Co.                                     83.21%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

                                                                                                    16.79%
                             Kemper Investors Life Insurance Co.
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213


(1) May be deemed to "control" the Fund as that term is defined under the Securities Act of 1933.


FINANCIAL STATEMENTS


The audited financial statements and financial highlights for the Company and the notes thereto appearing in the most current fiscal year Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2001, KPMG LLP, whose report thereon dated February 19, 2002, is also incorporated by reference. The financial statements for the fiscal year ended December 31, 2000 were audited by the Company's prior independent auditors, Ernst & Young LLP, whose report thereon dated February 6, 2001 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                        EVERGREEN VARIABLE ANNUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                  800.343.2898

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 16, 2002

  Evergreen Offit VA Emerging Markets Bond Fund ("Emerging Markets Bond Fund")
      Evergreen Offit VA U.S. Government Securities Fund ("U.S. Government
                               Securities Fund")

                     (Each a "Fund"; together, the "Funds")

    Each Fund is a series of Evergreen Variable Annuity Trust (the "Trust").

         This Statement of Additional Information (SAI) pertains to the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated September 16, 2002 for the Fund in which you are making or contemplating an investment. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies (Participating Insurance Companies). Copies of the prospectus may be obtained without charge by calling 800.847.5397.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY..............................................................1-1
INVESTMENT POLICIES........................................................1-1
OTHER SECURITIES AND PRACTICES.............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES...........................................1-3
EXPENSES...................................................................1-4
SERVICE PROVIDERS..........................................................1-5

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES..............2-1
ADDITIONAL INFORMATION CONCERNING THE INVESTMENTS
    OF EVERGREEN VA MASTERS FUND..........................................2-19
PURCHASE, REDEMPTION AND PRICING OF SHARES................................2-19
PERFORMANCE CALCULATIONS..................................................2-20
TAX INFORMATION...........................................................2-23
BROKERAGE.................................................................2-25
ORGANIZATION..............................................................2-26
INVESTMENT ADVISORY AGREEMENT.............................................2-27
MANAGEMENT OF THE TRUST...................................................2-29
CORPORATE BOND RATINGS....................................................2-33
ADDITIONAL INFORMATION....................................................2-39

                                      1-39

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on December 23, 1997. Each Fund is a non-diversified series of Evergreen Variable Annuity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Non-Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds

         A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33-1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33-1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Principal Protection Fund and Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus.

Money Market Instruments
U.S. Government Agency Securities
When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions
Repurchase Agreements
Reverse  Repurchase  Agreements
Dollar  Rolls  (applicable  to U.S. Government  Securities  Fund only)
Covered Dollar Rolls (applicable to U.S. Government Securities Fund only) Securities Lending Convertible Securities (applicable to Emerging
Markets Bond Fund only)
Warrants (applicable to Emerging Markets Bond Fund only)
Swaps, Caps, Floors and Collars (applicable to Emerging Markets Bond Fund only) Options and Futures Strategies
Brady Bonds  (applicable to Emerging  Markets Bond Fund only)
Obligations of Foreign  Branches of United States Banks
Obligations  of United  States  Branches of Foreign  Banks
Foreign Securities
Foreign Currency Transactions
Premium Securities  (applicable to U.S. Government  Securities  Fund only)
High Yield, High Risk Bonds (applicable to Emerging Markets Bond Fund only) Sovereign Debt Securities (applicable to Emerging Markets Bond Fund only) Illiquid and Restricted Securities
Investment in Other Investment  Companies
Short Sales
Municipal Securities (applicable to U.S. Government Securities Fund only) Master Demand Notes (applicable to Emerging Markets Bond Fund only) Payment-in-kind Securities (PIKs) (applicable to Emerging Markets Bond
Fund only)
Zero Coupon "Stripped" Bonds
Mortgage-Backed or Asset-Backed Securities (applicable to U.S. Government Securities Fund only)
Variable or Floating Rate Instruments

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of August 31, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of each Fund.

         As of August 31, 2002, no person, to each Fund's knowledge, owned beneficially or of record more than 5% or more of the outstanding shares of each Fund.

                                    EXPENSES

Advisory Fees

     OFFITBANK Fund Advisors (OFFITBANK), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment advisor to the Funds. Wachovia Bank, N.A., located at 301 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation (Wachovia). For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         OFFITBANK is entitled to receive from Emerging Markets Bond Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ================================== =================
                  ================================== =================
                         First $200 million               0.90%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          Over $200 million               0.80%
                  ---------------------------------- -----------------

         OFFITBANK is entitled to receive from U.S. Government Securities Fund an annual fee of 0.35% based on the Fund's average daily net assets.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. Since the Funds were not operational for the fiscal year ended December 31, 2001, they did not pay compensation. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

               ---------------------------------------------------------------
                                               Total Compensation from Trust
                                                 and Fund Complex Paid to
                          Trustee             Trustees for the twelve months
                                                    ended 12/31/2001*
              ---------------------------------------------------------------
               ---------------------------------------------------------------
               Laurence B. Ashkin**                       $40,250
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Charles A. Austin, III                     $93,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Arnold H. Dreyfuss**                       $43,250
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               K. Dun Gifford                            $109,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               James S. Howell***                         $40,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Leroy Keith, Jr.                           $92,500
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Gerald M. McDonnell                        $93,500
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Thomas L. McVerry                          $93,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Louis W. Moelchert, Jr.****                $92,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               William Walt Pettit                        $93,500
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               David M. Richardson                        $93,500
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Russell A. Salton, III                    $103,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Michael S. Scofield                       $120,000
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Richard J. Shima                           $93,500
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               Richard K. Wagoner                         $93,000
               ---------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin                   $55,800
Howell                   $28,000
McVerry                  $93,000
Moelchert                $92,000
Pettit                   $93,500
Scofield                 $39,375

** As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. ****On January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive annual fees from the Funds at the following rate:

           ====================================== =========================

              Average Daily Net Assets of the     Administrative Services
                      Evergreen Funds                       Fees
           -------------------------------------- -------------------------
           -------------------------------------- -------------------------
                 First $50 billion                      0.100%
           -------------------------------------- -------------------------
           -------------------------------------- -------------------------
                 Next $25 billion                       0.090%
           -------------------------------------- -------------------------
           -------------------------------------- -------------------------
                 Next $25 billion                       0.080%
           -------------------------------------- -------------------------
           -------------------------------------- -------------------------
                 Next $25 billion                       0.075%
           -------------------------------------- -------------------------
           -------------------------------------- -------------------------
                 On assets over $125 billion            0.050%
           ====================================== =========================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Funds pay ESC annual fees as follows:

  ================================ ==================== ====================
                                     Annual Fee Per       Annual Fee Per
             Fund Type                Open Account*      Closed Account**
  -------------------------------- -------------------- --------------------

  Monthly Dividend Funds                 $26.75                $9.00
  -------------------------------- -------------------- --------------------
  Quarterly Dividend Funds               $25.75                $9.00

  -------------------------------- -------------------- --------------------
  Semiannual Dividend Funds              $24.75                $9.00
  -------------------------------- -------------------- --------------------
  Annual Dividend Funds                  $24.75                $9.00
  -------------------------------- -------------------- --------------------
  Money Market Funds                     $26.75                $9.00
  ================================ ==================== ====================

* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Funds' investment objectives and the securities in which they primarily invest. The following describes other securities the Funds may purchase and investment strategies it may use. Some of the information below will not apply to the Funds. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

(i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)   Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi)     Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions required all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Foreign Currency Futures Transactions

         By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a gain. If the offsetting sale price is less than the purchase price, the Fund realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Derivatives

         The Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

         Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and in place of more traditional direct investments to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. However, the Fund may take positions in those derivatives that are within its investment policies if, in the investment advisor's judgment, this represents an effective response to current or anticipated market conditions. An investment advisor's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

         Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

         There are four principal types of derivative instruments - options, futures, forwards and swaps - from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps is provided elsewhere in this section.

         Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities". An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations.

         The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage- Backed and Asset-Backed Securities," above.

         While the judicious use of derivatives by experienced investment managers such as the Fund's investment advisors can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

         * Market Risk - This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way which is detrimental to the Fund's interest.

         * Management Risk - Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         * Credit Risk - This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund's investment advisor considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         * Liquidity Risk - Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         * Leverage Risk - Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks - Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

              ADDITIONAL INFORMATION CONCERNING THE INVESTMENTS OF

                            EVERGREEN VA MASTERS FUND

         Because each sub-advisor will be managing its segment of the portfolio independently from the other sub-advisors, the same security may be held in two different segments of the portfolio, or may be acquired for one segment of the portfolio at a time when the sub-advisor of another segment deems it appropriate to dispose of the security from the other segment. Similarly, under some market conditions, one or more of the sub-advisors may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor or sub-advisors believe continued exposure to the equity markets is appropriate for their segments of the portfolio.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of participating insurance companies and to qualified pension and retirement plans. The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (2) the Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

         The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

(4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                                           [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                the initial $1,000, after taxes on
                fund distributions but not after
                taxes on redemption.


Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                           [OBJECT OMITTED]

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

The quotient is then added
to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended December 31, 2001, the Executive Committee held eleven committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC and OFFITBANK Fund Advisors. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. For the fiscal year ended December 31, 2001, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC, OFFITBANK Fund Advisors and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended December 31, 2001, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth/Position with Trust/Beginning Year of Term of Office*/ Principal Occupations for Last Five Years/Number of Portfolios Overseen in Evergreen Funds complex/Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III DOB: 10/23/34/Trustee/1991/
Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

K. Dun Gifford DOB: 10/23/38/Trustee/1974/
Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

2-41

Leroy Keith, Jr. DOB: 2/14/39/Trustee/1983/
Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products
Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund/95/Trustee

                                      2-38
Gerald M. McDonnell DOB: 7/14/39/Trustee/1988/
Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Thomas L. McVerry DOB: 8/2/38/Trustee/1993/
Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

William Walt Pettit DOB: 8/26/55/Trustee/1984/
Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

David M. Richardson DOB: 9/19/41/Trustee/1982/
President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP
(communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Russell A. Salton, III MD DOB: 6/2/47/Trustee/1984/
Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

                                      2-42

Michael S. Scofield DOB: 2/20/43/Trustee/1984/
Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Richard J. Shima DOB: 8/11/39/Trustee/1993/
Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/37/Trustee/1999/
Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

                                      2-43

Trustee Ownership of Evergreen Funds shares

        Set forth below are the names of the Evergreen Funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
Trustee                                          Fund                         Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================
McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A., III* None
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen Funds through Deferred Compensation plans.

                                      2-44

        Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/301 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/60/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/63/Treasurer/ Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/60/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/63/Vice President and Assistant Treasurer/ Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/65/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.

                            CORPORATE BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================




                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                  OFFIT ANNUAL

                   ------------------------------------------
                            OFFIT VIF-HIGH YIELD FUND

                      OFFIT VIF-EMERGING MARKETS BOND FUND

                              DJG VALUE EQUITY FUND

                          OFFIT VIF-U.S. SMALL CAP FUND

                           OFFIT VIF-TOTAL RETURN FUND

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND
                   ------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001


                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                               PRESIDENT'S LETTER
- ------------------------------------------------------------------------------


Dear Policyholders:

We are pleased to provide you with the Annual Report of The OFFIT Variable Insurance Fund, Inc. for the year 2001. As of December 31, 2001 the Funds various investment portfolios have assets in excess of $96.6 million.


The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.


We value your investment in The OFFIT Variable Insurance Funds, Inc. and welcome any questions or comments you may have.


Sincerely,

/s/ F. Daniel Prickett

F. Daniel Prickett

February 11, 2002

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------


The Fund's total return for the second half of 2001 after all fees and expenses was 1.56%, bringing its full year return to 7.76%. The Fund materially outperformed the Lipper High Current Yield Fund Average return of 1.61% for the full year. Any discussion of performance must acknowledge the impact of the immense tragedy of September 11. Prior to September 11, better-quality high yield, the focus of our style, was well on its way to earning a respectable return for the year, even in the weaker economy. After the attack, year-to-date returns decreased substantially as security prices fell in a vacuum. Upper-tier portfolios have, however, managed to outperform the lower tiers of high yield and the equity market. The December 31, 2001 net asset value of $8.35 was 1.1% lower than the $8.44 prior year value. The net assets of the Fund at year-end were $36.9 million and the 30-day SEC yield was 8.99%.

Markets stabilized early in the fourth quarter and then rallied strongly as the quarter progressed. The favorable performance of the bond market was aided by strong technical factors, notably the increased flow into bond mutual funds. As of November, net flows in to taxable bond funds topped $75 billion. While high yield mutual fund flows were negative in the third quarter, they were up $2.7 billion in the last quarter, bringing the full year total to $10 billion. Additionally, several major institutions, including CALPERS, have instituted new mandates to high yield, reaffirming the asset class and its relative value in the market. Including the $1.5 billion CALPERS mandate, over $5 billion in new pension fund assets are now scheduled to be invested in high yield.

New issues of domestic high yield totaled $77 billion, or about twice the issuance of last year. However, most of this supply came in the first half of the year, which contributed to the technical strength in the fourth quarter. Over 39% of these new issues were rated double-B, as demand for lower-rated securities all but disappeared. Other supply entering the high yield market this year included about $43 billion of 'fallen-angel' debt, as a large number of high grade credits slid into the high yield universe.

Average high yield market spreads of 750 basis points for cash-pay securities are still wide on a historical basis even though they tightened about 150 basis points over the year. At year-end with the ten-year Treasury yield at about 5%, double-B's were 400 basis points over and single-B's about 650 over. Taking the distressed part of the market out of the averages still results in spreads of approximately 500 basis points and absolute yields of at least 10%.

In recent years, high yield performance has been mostly dependent on a few volatile sectors, such as telecom, and also on the direction of funds flow. Today, however, the near-term outlook for high yield is more closely tied to that for the overall economy. It is difficult to say whether this recession will end soon. Even if it does, in high yield we are not willing to bet on a rapid recovery. Most sectors of the economy still have excess capacity and will not require new investment in the near future. Housing and autos, traditionally the most cyclical sectors, have not slowed much and therefore have little potential to grow quickly. Although wages have held up, unemployment is rising rapidly, which should keep consumer spending growth at low levels. In this environment, we would expect better-quality high yield to perform well but the mid- and lower-quality sectors to be volatile and inconsistent.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------

In line with our moderately cautious view on the economy and the high yield sector, we expect to further upgrade the portfolio until we see concrete signs of fundamental improvement. Currently, 53% of the Fund is rated BB- or better and 68% is rated B+ or better. The double-B or better holdings increased by almost 10 percentage points over this year while the B+ or better slipped modestly. This more conservative mix should limit the downside if the economy continues to deteriorate and also provide solid returns in a recovery. The Fund has, however, suffered several disappointments this year as six issues defaulted and a number of securities became distressed. For the full year, defaults in the market were just above 10%. Moody's Investors Service projects that defaults will peak around 11% on a trailing 12-month basis during the early part of this year. Defaults are normally a lagging indicator of market condition, so a first-quarter peak would square with the recovery in bond prices that started in the fourth quarter.

Several noteworthy developments occurred during the second half that affected the portfolio. The Eletson Holdings notes were called at par. Great Central Mines securities appreciated on news of a merger with a financially stronger company. The Saks, Inc. position was exchanged at a profit for half cash and for new notes. On the negative credit side, auto related credits were lower on weaker earnings and liquidity concerns. The Wireline Telecommunications industry continued to suffer from fiber oversupply and increased competition. Since the September 11 tragedy, the Airline industry was also impacted by the public's reluctance to fly.

We continue to focus on the better-quality sectors of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. The Fund is well diversified, with over 90 issues. We upgraded and consolidated the portfolio during the second half by eliminating five issues on a net basis. Several distressed Telecommunications related credits with minimal price upside were sold or reduced during the quarter. We also added several high quality credits including Calpine Corp. and Sequa Corp. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.


J. William Charlton                                              Thomas M. Dzwil
Joseph L. Mirsky
February 1, 2002

                                      OFFIT
                              VIF - High Yield Fund
- ------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-High Yield Fund at the trading commencement date of April 1, 1996 and held through December 31, 2001 against the performance of the Merrill Lynch High Yield BB 5-6.99 Year and the Lipper Current High Yield Fund Average over the same period. Past performance is not predictive of future performance.

- ---    OFFIT VIF-High Yield Fund
- ---    Merrill Lynch High Yield "BB" 5-6.99 Year
- ---    Lipper High Current Yield Fund Average

                                              4/1/96     12/31/96    12/31/97    12/31/98     12/31/99    12/31/00    12/31/01
                                              ------     --------    --------    --------     --------    --------    --------
OFFIT VIF-High Yield Fund                     10,000       11,131      12,461      13,003       12,964      12,689      13,674
Merrill Lynch High Yield "BB" 5-6.99 Year     10,000       10,808      12,041      12,721       13,037      13,319      14,040
Lipper High Current Yield Fund Average        10,000       11,056      12,515      12,446       12,965      11,809      11,998



- -------------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                  Total Return                   One Year            Five Year           (April 1, 1996)
                  ------------                   --------            ---------           ----------------
OFFIT VIF-High Yield Fund*                         7.76%               4.19%                  5.58%
Merrill Lynch Yield BB 5-6.99 Year                 5.41%               5.37%                  6.08%
Lipper High Current Yield Fund Average             1.61%               1.64%                  3.22%
- -------------------------------------------------------------------------------------------------------------


* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Funds advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              VIF - HIGH YIELD FUND
- -----------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                              AMOUNT                    VALUE
- ---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.1%)

     AUTOMOTIVE (1.8%)

         Exide Corp. Sr Notes, 10.00%, 04/15/05                                              $ 400,000                $ 120,000
         Federal-Mogul Corp. Notes,  7.875%, 07/01/10                                          300,000  (3)              39,000
         Hayes Lemmerz International Inc. Sr Sub Notes,  9.125%, 07/15/07                      300,000  (3)              16,500
         Lear Corp. Sr Notes,  8.11%, 05/15/09                                                 500,000                  502,830
                                                                                                                      ----------
                                                                                                                        678,330
                                                                                                                      ----------
     BROADCAST/TELECOMMUNICATIONS (3.9%)
         Echostar Corp. Sr Notes,  9.25%, 02/01/06                                             300,000                  306,000
         Flag Limited Sr Notes,  8.25%, 01/30/08                                               500,000                  350,000
         Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05                            250,000                  220,000
         XO Communications Inc. Sr Notes, 10.750%, 06/01/09                                    350,000  (3)              42,000
         Sinclair Broadcasting Group Inc. Sr Sub Notes, 10.00%, 09/30/05                       500,000                  515,000
                                                                                                                     ----------
                                                                                                                      1,433,000
                                                                                                                     ----------
     CABLE (5.7%)

         Century Communications Corp. Sr Notes,  8.875%, 01/15/07                              400,000                  380,000
         Charter Communications Holdings Sr Notes,  8.625%, 04/01/09                           300,000                  288,000
         Charter Communications Holdings LLC Sr Notes, 10.75%, 10/01/09                        200,000                  210,500
         Mediacom LLC Capital Corp. Sr Notes, 9.50%, 01/15/13                                  300,000                  312,000
         NTL Inc. Sr Notes,  0/9.75%, 04/01/08                                                 800,000  (2)             224,000
         Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06                                300,000                  303,000
         Telewest Communication PLC Sr Discount Debs., 11.00%, 10/01/07                        400,000                  286,000
         United Pan-Europe Communications Sr Notes, 11.50%, 02/01/10                           500,000                   87,500

                                                                                                                     ----------
                                                                                                                      2,091,000
                                                                                                                     ----------
     CHEMICAL (4.7%)

         Borden Chemicals & Plastics Sr Notes,  9.50%, 05/01/05                                500,000  (3)              50,000
         Huntsman ICI Chemicals Sr Notes, 10.125%, 07/01/09                                    500,000                  475,000
         ISP Holdings Inc. Sr Notes,  9.00%, 10/15/03                                          300,000                  304,500
         Lyondell Chemical Co. Sr Secured Notes,  9.625%, 05/01/07                             400,000                  402,000
         Macdermid Inc.,  9.125%, 07/15/11                                                     300,000                  304,500
         Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                                      250,000                  192,500
                                                                                                                     ----------
                                                                                                                      1,728,500
                                                                                                                     ----------
     CONSUMER GROUPS (5.5%)

         Chiquita Brands International Inc. Sr Notes, 10.25%, 11/01/06                         550,000  (3)             464,750
         Fisher Scientific International Inc. Sr Sub Notes,  9.00%, 02/01/08                   250,000                  257,500
         Playtex Products Inc. Sr Sub Notes,  9.375%, 06/01/11                                 350,000                  367,500
         Protection One Alarm Sr Notes,  7.375%, 08/15/05                                      250,000                  206,250
         Service Corp. International Notes,  6.00%, 12/15/05                                   820,000                  721,600
                                                                                                                     ----------
                                                                                                                      2,017,600
                                                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001



                                                                                            SHARES OR
                                                                                            PRINCIPAL                   MARKET
                                                                                              AMOUNT                     VALUE
- --------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

     FINANCIAL SERVICES/INSURANCE (1.6%)

         Presidential Life Corp. Sr Notes,  7.875%, 02/15/09                                 $ 350,000                $ 325,535
         Willis Corroon Corp. Sr Sub Notes,  9.00%, 02/01/09                                   250,000                  257,500
                                                                                                                      ---------
                                                                                                                        583,035
                                                                                                                      ---------
     FOREST & PAPER PRODUCTS (1.2%)
         Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06                              395,000  (1)             426,600
                                                                                                                      ---------
     GENERAL INDUSTRIES/MANUFACTURING (6.1%)

         Allied Waste North America Sr Notes,  7.625%, 01/01/06                                500,000                  492,500
         Galey & Lord Inc. Sr Sub Notes,  9.125%, 03/01/08                                     200,000                   39,000
         Owens Illinois Inc. Sr Notes,  7.85%, 05/15/04                                        300,000                  288,000
         Pillowtex Corp. Sr Sub Notes,  9.00%, 12/15/07                                        300,000  (3)               1,500
         Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11                                       350,000                  372,750
         Sequa Corp. Sr Notes,  9.00%, 08/01/09                                                500,000                  460,000
         Westpoint Stevens Inc. Sr Notes,  7.875%, 06/15/08                                    300,000                   96,000
         Williams Scotsman Inc. Sr Notes,  9.875%, 06/01/07                                    500,000                  496,250
                                                                                                                      ---------
                                                                                                                      2,246,000
                                                                                                                      ---------
     HEALTH CARE (2.3%)
         Columbia/HCA Healthcare Notes,  8.85%, 01/01/07                                       300,000                  326,715
         Healthcare Realty Trust Sr Notes,  8.125%, 05/01/11                                   350,000                  349,958
         Medaphis Corp. Sr Notes,  9.50%, 02/15/05                                             200,000                  184,000
         Sun Healthcare Group Inc. Sr Sub Notes,  9.50%, 07/01/07                              500,000  (3)               5,000
                                                                                                                      ---------
                                                                                                                        865,673
                                                                                                                      ---------
     HOTELS & GAMING (7.9%)
         Felcor Suites L.P. Sr Notes,  7.375%, 10/01/04                                        500,000                  482,500
         Felcor Suites L.P. Sr Notes,  7.625%, 10/01/07                                        320,000                  300,800
         Harrahs Operating Co. Inc. Sr Sub Notes,  7.875%, 12/15/05                            250,000                  258,125
         HMH Properties Sr Notes,  7.875%, 08/01/08                                            300,000                  276,000
         International Game Technology Sr Notes,  8.375%, 05/15/09                             250,000                  263,750
         John Q. Hammons Hotels L.P. First Mtg. Notes,  8.875%, 02/15/04                       200,000                  194,000
         John Q. Hammons Hotels L.P. First Mtg. Notes,  9.75%, 10/01/05                        200,000                  194,000
         Park Place Entertainment Sr Sub Notes,  7.875%, 12/15/05                              300,000                  300,000
         Prime Hospitality Corp. Sr Sub Notes,  9.75%, 04/01/07                                250,000                  252,500
         Sun International Hotels Ltd. Sr Sub Notes,  9.00%, 03/15/07                          400,000                  392,000
                                                                                                                      ---------
                                                                                                                      2,913,675
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                              SHARES OR
                                                                                              PRINCIPAL                 MARKET
                                                                                               AMOUNT                    VALUE
- -------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
     METALS & MINING (4.4%)

         AK Steel Corp. Sr Notes,  9.125%, 12/15/06                                          $ 400,000                $ 410,500
         Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07                         250,000  (3)              12,500
         Freeport-McMoran C&G Debs.,  7.20%, 11/15/03                                          300,000                  265,500
         Glencore Nickel Pty Ltd. Sr Secured Bonds,  9.00%, 12/01/14                           400,000                  244,000
         Great Central Mines Ltd. Sr Notes,  8.875%, 04/01/08                                  500,000                  492,500
         National Steel Corp. First Mtg. Bonds,  8.375%, 08/01/06                              548,000  (3)             208,240
                                                                                                                      ---------
                                                                                                                      1,633,240
                                                                                                                      ---------
     OIL/GAS (6.4%)
         Clark R&M Inc. Sr Notes,  8.625%, 08/15/08                                            400,000                  344,000
         CMS Energy Corp. Sr Notes,  8.90%, 07/15/08                                           500,000                  507,500
         Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09                                         300,000                  319,500
         Giant Industries Services Inc. Sr Sub Notes,  9.00%, 09/01/07                         400,000                  380,000
         KCS Energy Inc. Sr Notes, 11.00%, 01/15/03                                            435,000                  435,000
         Nuevo Energy Co. Sr Sub Notes,  9.50%, 06/01/08                                       400,000                  373,000
                                                                                                                      ---------
                                                                                                                      2,359,000
                                                                                                                      ---------
     REAL ESTATE (7.4%)
         CB Richard Ellis Sr Sub Notes, 11.25%, 06/15/11                                       300,000                  255,000
         Developers Diversified Realty Sr Notes,  7.50%, 07/15/18                              560,000                  457,246
         Lennar Corp. Sr Notes,  7.625%, 03/01/09                                              500,000                  505,000
         LNR Property Corp. Sr Sub Notes,  9.375%, 03/15/08                                    500,000                  487,500
         MDC Holdings Inc. Sr Notes,  8.375%, 02/01/08                                         300,000                  301,500
         Tanger Properties L.P. Sr Notes,  7.875%, 10/24/04                                    500,000                  494,250
         Toll Corp. Sr Sub Notes,  8.00%, 05/01/09                                             250,000                  245,000
                                                                                                                      ---------
                                                                                                                      2,745,496
                                                                                                                      ---------
     RETAIL (6.0%)
         Jones Apparel,  8.375%, 08/15/05                                                      250,000                  264,115
         Office Depot Inc. Sr Sub Notes, 10.00%, 07/15/08                                      300,000                  325,500
         Owens & Minor Inc.,  8.50%, 07/15/11                                                  300,000                  319,500
         Saks Inc. Notes,  9.875%, 10/01/11                                                    150,000  (1)             144,000
         The Pep Boys-Manny Moe & Jack Medium Term Notes,  6.75%, 03/10/04                     500,000                  475,000
         Tricon Global Restaurant Sr Notes,  7.65%, 05/15/08                                   400,000                  402,000
         Zale Corp. Sr Notes,  8.50%, 10/01/07                                                 300,000                  276,000
                                                                                                                      ---------
                                                                                                                      2,206,115
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                              AMOUNT                   VALUE
- -------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

     TELECOMMUNICATIONS-WIRELESS (4.5%)
         Centennial Cellular Communications Sr Sub Notes, 10.75%, 12/15/08                   $ 500,000                $ 435,000
         Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06                   250,000                  165,000
         Nextel Communications Sr Discount Notes,  0/9.75%, 10/31/07                           300,000  (2)             211,500
         Nextel Communications Sr Discount Notes,  0/10.65%, 09/15/07                          350,000  (2)             264,250
         Rogers Cantel Inc. Sr Secured Debs.,  9.375%, 06/01/08                                250,000                  258,750
         Rogers Cantel Inc. Sr Sub Notes,  8.80%, 10/01/07                                     350,000                  343,000
                                                                                                                      ---------
                                                                                                                      1,677,500
                                                                                                                      ---------
     TELECOMMUNICATIONS-WIRELINE (1.5%)
         Alaska Communications Sr Sub Notes,  9.375%, 05/15/09                                 500,000                  497,500
         Global Crossing Holding Ltd. Sr Notes,  9.125%, 11/15/06                              200,000  (3)              26,000
         Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09                                   150,000                   43,500
                                                                                                                      ---------
                                                                                                                        567,000
                                                                                                                      ---------
     TRANSPORTATION (7.1%)
         Eurotunnel Finance Tier 1,  5.28%, 01/15/12                                         1,524,490  (a) (4)       1,201,273
         Eurotunnel Finance Tier 2,  5.28%, 12/31/18                                         1,524,490  (a) (4)       1,085,897
         Piedmont Aviation Inc. Equipment Trust Certificates,  9.80%, 05/08/04                 261,000                  169,650
         US Airways Inc. Equipment Trust Pass Through Certificates,  9.625%, 09/01/03          268,000                  174,200
                                                                                                                      ---------
                                                                                                                      2,631,020
                                                                                                                      ---------
     UTILITIES (6.1%)
         AES Eastern Energy Pass Through Certificates,  9.00%, 01/02/17                        500,000                  473,715
         Caithness Coso Funding Corp. Sr Secured Notes,  9.05%, 12/15/09                       500,000                  510,000
         Calpine Corp. Sr Notes,  8.50%, 02/15/11                                              500,000                  445,000
         Edison Mission Energy Sr Notes,  9.875%, 04/15/11                                     350,000                  357,000
         Pacific Gas & Electric Corp.,  7.25%, 08/01/26                                        500,000                  485,000
                                                                                                                      ---------
                                                                                                                      2,270,715
                                                                                                                      ---------
         TOTAL CORPORATE BONDS (COST $35,903,938)                                                                    31,073,499
                                                                                                                      ---------
PREFERRED STOCK (1.7%)
     HEALTH CARE (1.7%)
         Fresenius Medical Care Capital Trust Pfd.,  9.00%, 12/01/06                           600,000                  619,500
                                                                                                                      ---------
         TOTAL PREFERRED STOCK (COST $619,500)                                                                          619,500
                                                                                                                      ---------
REPURCHASE AGREEMENT (12.1%)
         Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01; proceed
         $4,485,974 collateralized by $4,255,000 Federal Home Loan Bank Bond, 7.00% due
         02/15/2003, valued at $4,587,055.)                                                  4,485,600                4,485,600
                                                                                                                      ---------
         TOTAL REPURCHASE AGREEMENT (COST $4,485,600)                                                                 4,485,600
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                              SHARES OR
                                                                                              PRINCIPAL                 MARKET
                                                                                                AMOUNT                  VALUE
- -------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET (0.0%)

         Bank of New York Cash Reserve                                                            $ 23            $        23
                                                                                                                  -----------
         TOTAL MONEY MARKET (COST $23)                                                                                     23
                                                                                                                  -----------
         Total Investments (Cost $41,009,061) (+)  97.9%                                                           36,178,622

         OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%                                                                  761,553
                                                                                                                  -----------
         TOTAL NET ASSETS  100.0%                                                                                 $36,940,175
                                                                                                                  ===========

- ------------------------------------------------------------------------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securitites as follows:


                            Unrealized appreciation       $ 1,202,824

                            Unrealized depreciation        (6,033,263)
                                                          -----------
                            Net unrealized depreciation   $(4,830,439)
                                                          ===========

          Principal denominated in the following currency.

         (a) Euro

         (1) Security exempt from registration under Rule 144A of the Securitites Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

         (2) Step - up Bond.

         (3) Security in Default.

         (4) Illiquid Security.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- -----------------------------------------------------------------------------


For the quarter ending December 31, 2001, the VIF-Emerging Markets Bond Fund produced a total return of 4.89%. For the year 2001, the total return for the Fund was 3.26%. For the fourth quarter, our composite index (50% J.P. Morgan Emerging Markets Bond Index Plus and 50% J.P. Morgan Latin Eurobond Index) returned a -4.47% and for the full year 2001, a -7.20%.

We anticipate 2002 to be a robust year for emerging markets investments...
We saw a significant recovery across most markets in the latter part of the fourth-quarter as eleven consecutive Federal Reserve easings--totaling 475 basis points--prodded markets to look beyond September 11th and anticipate a 2002 recovery. Even with the Federal Reserve's overnight rate at 40-year lows, we believe that US markets have gotten ahead of themselves on a valuation basis. While monetary and fiscal policy may inspire a second-half 2002 recovery, we expect it to be more tepid than the V-shaped recovery some observers still predict.

With average yields in excess of 13% for emerging markets debt, we anticipate 2002 to be a robust year for emerging markets fixed income as higher yielding bonds (both emerging markets and domestic high yield) benefit from further investment inflows. A rekindling of investor confidence, combined with a concern that equity markets may be ahead of themselves, should continue to drive broader fixed income asset allocations into emerging markets debt.

Relative yields are also compelling. Emerging markets yields in excess of 13% compare to US BB/BB- yields of 9%, a relative spread pick-up of 400 basis points. Similarly, US high yield corporate issuer defaults in 2001 appear to have reached 10%, while Latin American corporate issuer defaults were only 2%. Default rates remain a lagging indicator and, in fact, we expect more defaults for emerging market issuers in 2002 (driven predominantly by Argentine issuers that may be forced into default). However, outside Argentina, 2002 looks to be a strong year for emerging markets debt performance.

Fundamental Outlook...
Emerging markets fundamentals have continued to move in line with the global economic slowdown. In 2001, emerging markets suffered from slowing growth as well as a reduction in capital flows (foreign direct investment, bank credit and portfolio flows). With the US recession likely to end and a US rate environment that remains supportive, emerging markets growth forecasts and market technicals--in particular, investor demand for yield--should be constructive for those markets with solid fundamentals. Going into 2002, we view this to be the case particularly for Mexico and Brazil.

We continue to view Mexico as an investment-grade convergence opportunity. Crossover investors will continue to drive spread compression and total return performance for Mexican assets. Brazil, having begun to recover this past quarter as it broke away from Argentine contagion, is also poised for solid performance. Brazil nevertheless faces important presidential elections in October 2002, which should turn first-half strength into second-half vigilance.

Argentina, systemic contagion contained...
Emerging markets have managed, to date, to isolate Argentina and limit contagion. There are two critical issues that have furthered this decoupling. The first is fundamental. Argentina has been the best advertised of train wrecks--markets have had a full year to prepare for the events now occurring. The Brazilian currency remains the best indicator of this decoupling. Having weakened to a low last year of 2.83, the Real has recovered and held.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------

The second issue is technical. Argentine debt, having at one time comprised almost 24% of JP Morgan's EMBI+ index, is currently weighted at less than 3%. The drop in weight has allowed index-based investors to cut their Argentine exposure dramatically. The drop also lessened the impact of Argentina on reported performance. While Argentina was down almost 67% this year, the EMBI+ index was down only 0.8%. Furthermore, Argentine banks, pension funds, and mutual funds hold an estimated 60% of Argentine sovereign debt. These factors have helped limit the contagion.

We remain concerned about the crisis in Argentina and see a risk of further social unraveling. We will continue to monitor conditions closely, but believe that Argentina 2001 is not at all comparable to Mexico 1994, Russia 1998 or Brazil 1999 with regard to expected recovery. Recall that we have held no investments in Argentine sovereign debt for over fourteen months and currently hold just one corporate bond investment that we believe has a lasting business franchise.

Investment Strategy and Summary...
At year-end, the Fund had a 30-day SEC yield of 12.24% and a current yield of 10.80%. The Fund's duration was 3.35 years, and the average maturity was 5.28 years. The net asset value per share at December 31, was $7.63. The Fund remains invested solely in U.S. dollar-denominated bonds. Approximately 68% of the Fund was invested in corporate bonds, with the remainder in government bonds. At year-end, core country allocations were: Mexico, 53%; Brazil, 39%; and Argentina, 1%. The remaining 7% was held in cash and accrued interest.

The Fund's investment strategy continues to focus on dollar-denominated, emerging markets corporate bonds with a present emphasis on Latin America, but with the flexibility to invest across the emerging markets universe. Our average credit rating for the Fund remains BB-. With emerging markets investment yields above 13%, we continue to see a positive risk-reward balance and fundamental value in our investments.


Richard C. Madigan                                                   Scott McKee
February 1, 2002

                                     OFFIT
                        VIF - EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Emerging Markets Bond Fund at the trading commencement date of August 28, 1996 and held through December 31, 2001 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and J.P. Morgan Latin America Eurobond Index as well as comparison to the Lipper Analytical Emerging Market Debt Index. Past performance is not predictive of future performance.

- ---  OFFIT VIF-Emerging Markets Bond Fund
- --- 50% J.P. Morgan Emerging Markets Bond Index+ and 50% J.P. Morgan Latin America Eurobond Index
- ---  J.P. Morgan Emerging Markets Bond Index+
- ---  J.P. Morgan Latin America Eurobond Index
- ---  Lipper Analytical Emerging Market Debt Index


                                                            8/28/96    12/31/96     12/31/97    12/31/98    12/31/99     12/31/00
                                                            -------    --------     --------    --------    --------     --------
OFFIT VIF-Emerging Markets Bond Fund                         10,000      10,593       11,455       9,595      12,013       13,058
50% J.P. Morgan Emerging Markets Bond
  Index+ and 50% J.P. Morgan Latin America Eurobond Index    10,000      11,048       12,378      11,301      13,760       15,393
J.P. Morgan Emerging Markets Bond Index+                     10,000      11,818       13,356      11,440      14,411       15,907
J.P. Morgan Latin America Eurobond Index                     10,000      11,009       12,321      11,992      14,126       14,879
Lipper Analytical Emerging Market Debt Index                 10,000      11,896       13,563      10,686      13,293       14,546



- ------------------------------------------------------------------------------------------------------------------
                                                                                            Since Inception
                 Total Return                         One Year             Three Year       (August 28, 1996)
                 ------------                         --------             ----------       -----------------
OFFIT VIF-Emerging Markets Bond Fund*                   3.26%                4.97%                  5.69%
Composite Index: 50% J.P. Morgan Emerging
Markets Bond Index+ and 50% J.P. Morgan
Latin America Eurobond Index                           (7.20%)               5.27%                  6.90%
J.P. Morgan Emerging Markets Bond Index+               (0.79%)               6.95%                  8.99%
J.P. Morgan Latin America Eurobond Index              (13.62%)               3.58%                  4.81%
Lipper Analytical Emerging Market Debt Index           11.08%                5.27%                  9.40%
- ------------------------------------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                             SHARES OR
                                                                                             PRINCIPAL                MARKET
                                                                                              AMOUNT                  VALUE
- ---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (66.2%)

     BANKING (2.9%)
         BRAZIL (2.9%)
            Banco Nacional de Desenvolvimento Economicoe Social, 11.25%, 09/20/05            $ 200,000               $ 201,000
                                                                                                                     ---------
     BUILDING MATERIALS (4.6%)
         MEXICO (4.6%)
            Cemex International Capital LLC.,  9.66%, 11/29/49                                 150,000                 162,375
            International de Ceramica, S.A.,  9.75%, 08/01/02                                  175,000                 166,250
                                                                                                                     ---------
                                                                                                                       328,625
                                                                                                                     ---------
     CABLE & SATELLITE (6.6%)
         ARGENTINA (0.6%)
            Cablevision S.A., 12.50%, 03/02/03                                                 170,000                  39,100
                                                                                                                     ---------
         MEXICO (6.0%)
            Innova S.de R.L., 12.875%, 04/01/07                                                450,000                 427,500
                                                                                                                     ---------
                                                                                                                       466,600
     FOOD (1.0%)
         ARGENTINA (1.0%)
            Mastellone Hermanos S.A., 11.75%, 04/01/08                                         350,000                  73,500
                                                                                                                     ---------
     INDUSTRIAL (0.7%)
         MEXICO (0.7%)
            Sanluis Corp. S.A.,  8.875%, 03/18/08                                              350,000       (3)        52,500
                                                                                                                     ---------
     INDUSTRIAL CONGLOMERATES (4.0%)
         MEXICO (4.0%)
            Vicap S.A., 11.375%, 05/15/07                                                      350,000                 283,500
                                                                                                                     ---------
     MEDIA (11.3%)
         Brazil (5.1%)
            Globo Communicacoes Participacoes, 10.50%, 12/20/06                                270,000                 189,000
            Globo Communicacoes Participacoes, 10.625%, 12/05/08                               250,000                 167,500
                                                                                                                     ---------
                                                                                                                       356,500
                                                                                                                     ---------
         MEXICO (6.2%)
            Grupo Televisa S.A.,  8.00%, 09/13/11                                              150,000       (1)       149,813
            TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07                        300,000                 291,750
                                                                                                                     ---------
                                                                                                                       441,563
                                                                                                                     ---------
                                                                                                                       798,063
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2001(CONTINUED)

                                                                                             SHARES OR
                                                                                             PRINCIPAL                MARKET
                                                                                              AMOUNT                  VALUE
- ------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
     OIL/GAS (8.5%)
         BRAZIL (8.5%)

            Cia Petrolifera Marlim, 12.25%, 09/26/08                                         $ 600,000               $ 604,500
                                                                                                                     ---------
     PACKAGING (3.7%)
         MEXICO (3.7%)
            Corporacion Durango S.A de C.V., 13.125%, 08/01/06                                 279,000                 262,260
                                                                                                                     ---------
     RETAIL (8.8%)
         MEXICO (8.8%)

            Grupo Elektra S.A. de C.V., 12.00%, 04/01/08                                       625,000                 625,000
                                                                                                                     ---------
     TELECOMMUNICATIONS (14.1%)
         MEXICO (14.1%)
            Alestra S.A. de C.V., 12.625%, 05/15/09                                            550,000                 412,500
            Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06                                      300,000                 322,500
            Telefonos de Mexico S.A. Sr Notes,  8.25%, 01/26/06                                250,000                 261,875
                                                                                                                     ---------
                                                                                                                       996,875
                                                                                                                     ---------
            Total Corporate Bonds (Cost $5,450,977)                                                                  4,692,423
                                                                                                                     ---------
     SOVEREIGN DEBT (26.9%)
         BRAZIL (22.5%)
            Brazil Development Fund,  9.625%, 12/12/11                                         400,000       (1)       384,000
            Republic of Brazil, 9.625%, 07/15/05                                               450,000                 425,250
            Republic of Brazil EI,  3.188%, 04/15/06                                           900,000       (2)       787,500
                                                                                                                     ---------
                                                                                                                     1,596,750
                                                                                                                     ---------
         MEXICO (4.4%)
            United Mexican States,  8.375%, 01/14/11                                           300,000                 311,250
                                                                                                                     ---------
            Total Foreign Governments (Cost $1,906,555)                                                              1,908,000
                                                                                                                     ---------
REPURCHASE AGREEMENT (4.4%)
            Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01;
            proceeds $310,826 collateralized by $310,000 Federal Home Loan Bank Bond,
            5.70%, due 04/26/06,valued at $316,972).                                           310,800                 310,800
                                                                                                                     ---------
            TOTAL REPURCHASE AGREEMENT (COST $310,800)                                                                 310,800
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                               SHARES OR
                                                                                               PRINCIPAL                MARKET
                                                                                                AMOUNT                  VALUE
- ------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (0.0%)

            Bank of New York Cash Reserve                                                         $ 33            $        33
                                                                                                                  -----------
            TOTAL MONEY MARKET FUND (COST $33)                                                                             33
                                                                                                                  -----------
            TOTAL INVESTMENTS (COST $7,668,365) (+) -- 97.5%                                                        6,911,256
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%                                                             175,848
                                                                                                                  -----------
            TOTAL NET ASSETS -- 100.0%                                                                            $ 7,087,154
                                                                                                                  ===========

+ At December 31, 2001, the cost for federal income tax purposes was $7,673,496. Net unrealized depreciation was $762,240. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $94,759 and aggregate gross unrealized depreciation for all secutities in which there was an excess of tax cost over market value of $856,999.

(1) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)  Interst rate shown is the rate in effect at December 31, 2001.

(3)  Security in default.

     Country Diversification (as a percentage of Total Investments):

            Argentina                    1.6%
            Brazil                      39.9%
            Mexico                      54.1%
            United States                4.4%
                                    --------
                                       100.0%
                                    ========

  The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------

In a tough investment year, we are pleased to report that the DJG Value Equity Fund gained 5.19%. In so doing, we have accomplished an important tenet of value investing: Protect capital during difficult times. In contrast, most of the major equity indices incurred losses for the year and delivered the worst two-year results in more than two decades while the fund has increased 12.4% over the last two years.

The year 2001 will be hard to forget. It has been etched into our minds for many reasons - most of them negative.

o Our world was permanently changed by terrorism on September 11, and the United States went to war to protect our people and our interests against the terror.
o Financial headlines regularly featured major bankruptcies, culminating in the December collapse of Enron - the largest bankruptcy in American history.
o Japan suffered with its third recession in a decade, and Argentina prepared for a disorderly debt default.
o There was a constant flow of downward revisions of earnings by corporations for 2001 and early 2002, which accelerated in the fourth quarter.
o Notwithstanding early hopes of recovery from the NASDAQ meltdown and rolling bear markets of 2000, a synchronized global recession overtook us in 2001. Over one million jobs were lost in the U.S. alone, and consumer confidence waned. The S&P 500 fell 12%, the Dow fell 7%, and NASDAQ gave up another 21%.

In that context, notwithstanding our share of disappointments during the year, we are pleased with the performance of the fund. More important, we feel the fund is now well positioned in stocks that will provide significant appreciation potential over time. Some of that appreciation was realized in our fourth quarter gain of about 9% - driven by a generally improving market. While we fully expected some recovery from the difficult third quarter, we were surprised by the depth and breadth of the market's improvement in light of the highly uncertain economic and political climate. In addition, the sharp decline in stock prices immediately after September 11 allowed us to purchased positions in several high-quality companies at attractive prices. These additions also added value during the quarter.

To be sure, the fact that interest rates have been cut to multi-decade lows by the Federal Reserve has been invaluable to the stock market. As corporate earnings stagnated and declined over the past two years, rate reductions and continued low inflation were indisputably responsible for mitigating the general market decline and have left P/E multiples at unusually high levels at this stage of a recession. However, with interest rates at or near a "bottom", improving corporate profits (not multiple expansion) must be the driver for market performance going forward. In fact, it is clear that the recent market upswing has already discounted a meaningful increase in both profits and visibility, leaving the market vulnerable to any disappointments in the economic recovery.

Of course, individual stock price improvements often derive from sources other than a general market rally. As you know, rather than attempting to anticipate general market trends, we focus on the unanticipated impact of various types of change on corporate culture, returns and cash flows. Change creates opportunity. Consequently, our portfolios emphasize companies in transition, and we expect that some of our major holdings should generate appreciation in 2002 as a result of event drivers.

The declining business environment in 2001 caused a dearth of mergers and acquisitions, a usual source of appreciation for us. For management teams, M&A transactions are capital allocation decisions that are

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------

difficult to make in a low-confidence environment. Moreover, potentially interested parties are likely to have their own internal issues. As a result, our portfolios experienced limited benefit from strategic combinations: Galileo International was purchased by Cendant, and Dime Bancorp has been acquired by Washington Mutual. Both deals were excellent value enhancing transactions. In the event that the economy stabilizes in 2002 and the business outlook improves, we could profit from a pick-up in these types of strategic combinations.

As we enter 2002, in light of generally high market valuations and the current political and economic uncertainty, we intend to remain highly selective. As disciplined value investors we will continue to refine the portfolio by seeking out higher quality, financially strong companies with internal event characteristics selling at low valuations. We will position these stocks aggressively when they reach opportunistic prices that provide an adequate margin of safety.

Due to the powerful effect of compounding, it has always been a fundamental precept of David J. Greene and Company that preserving clients' capital in difficult times is at least as important as building capital in better times. As a result, we have generated satisfactory returns over extended market cycles as reflected in the compound annual return of 12.6% enjoyed by the Fund since inception as compared to 10.7% for the S&P 500. We remain committed to that approach and look forward to higher returns as the economic environment improves.

Erwin A. Zeuschner
David J. Greene and Company, LLC
February 1, 2002

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
The following graph represents the total return based on a $10,000 investment made in the DJG Value Equity Fund at the trading commencement date of April 11, 1997 and held through December 31, 2001 as well as the performance of the S&P 500 Stock Index over the same period. Past performance is not predictive of future performance.

- ---  DJG Value Equity Fund
- ---  S&P 500 Stock Index

                               4/11/97   12/31/97     12/31/98    12/31/99    12/31/00     12/31/01
                               -------   --------     --------    --------    --------     --------
DJG Value Equity Fund           10,000     13,311        12737       15712     16,626       17,489
S&P 500 Stock Index             10,000     12,985        16698       20212     18,376       16,197


- -------------------------------------------------------------------------------------------------
                                          Since Inception
       Total Return                          One Year                    (April 11, 1997)
       ------------                       ----------------               ----------------
DJG Value Equity Fund*                         5.19%                          12.55%
S&P 500 Stock Index                          (11.88%)                         10.74%
- -------------------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                         SHARES OR
                                                                                         PRINCIPAL                  MARKET
                                                                                           AMOUNT                    VALUE
- -----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (79.9%)
     AGRICULTURE (2.8%)
         IMC Global, Inc.                                                                   12,950                  $ 168,350
                                                                                                                    ---------
     Beverages (1.8%)
         PepsiAmericas, Inc.                                                                 8,000                    110,400
                                                                                                                    ---------
     COMPUTER EQUIPMENT (2.5%)
         Quantum Corporation - DLT & Storage Systems*                                       15,000                    147,750
                                                                                                                    ---------
     CONSULTING (0.2%)
         Comdisco, Inc.                                                                     27,000                     14,040
                                                                                                                    ---------
     Entertainment (1.7%)
         The Walt Disney Co.                                                                 5,000                    103,600
                                                                                                                    ---------
     FINANCIAL SERVICES (18.1%)
         Cendant Corp.*                                                                     19,944                    391,102
         Dime Bancorp, Inc.                                                                  7,000                    252,560
         Pittston Brink's Group                                                             13,500                    298,350
         South Trust Corp.                                                                   6,000                    148,020
                                                                                                                    ---------
                                                                                                                    1,090,032
                                                                                                                    ---------
     HEALTH CARE (3.1%)
         HEALTHSOUTH Corp.*                                                                 12,500                    185,250
                                                                                                                    ---------
     INDUSTRIAL (1.9%)
         Wabtec Corp.                                                                        9,000                    110,700
                                                                                                                     ---------
     MANUFACTURING (7.7%)
         Cytec Industries, Inc.*                                                             2,500                     67,500
         Kimberly-Clark Corp.                                                                3,000                    179,400
         Navistar International Corp.                                                        5,500                    217,250
                                                                                                                    ---------
                                                                                                                      464,150
                                                                                                                    ---------
     MEDICAL HOSPITAL SERVICES (3.6%)
         Health Net, Inc.*                                                                  10,000                    217,800
                                                                                                                    ---------
     OFFICE SUPPLIES (1.0%)
         Wallace Computer Services, Inc.                                                     3,000                     56,970
                                                                                                                    ---------
     PACKAGING & CONTAINERS (3.0%)
         Pactiv Corp.*                                                                      10,000                    177,500
                                                                                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                      OFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                          SHARES OR
                                                                                          PRINCIPAL                  MARKET
                                                                                           AMOUNT                    VALUE
- ------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     PHARMACEUTICALS (3.6%)
         ICN Pharmaceuticals, Inc.                                                           5,000                  $ 167,500
         IVAX Corp.*                                                                         2,500                     50,350
                                                                                                                    ---------
                                                                                                                      217,850
                                                                                                                    ---------
     RETAIL (9.9%)
         Albertson's, Inc.                                                                   4,000                    125,960
         CVS Corp.                                                                           6,000                    177,600
         Footstar, Inc.*                                                                     5,500                    172,150
         The TJX Companies, Inc.                                                             3,000                    119,580
                                                                                                                    ---------
                                                                                                                      595,290
                                                                                                                    ---------
     TECHNOLOGY (3.9%)
         Genuity, Inc.*                                                                     93,500                    147,730
         Unisys Corp.*                                                                       7,000                     87,780
                                                                                                                    ---------
                                                                                                                      235,510
                                                                                                                    ---------
     TELECOMMUNICATIONS (10.1%)
         AT&T Corp.                                                                          3,000                     54,420
         AT&T Wireless Services, Inc.*                                                       8,965                    128,827
         Sprint Corp.                                                                        3,000                     60,240
         Telephone and Data Systems, Inc.                                                    2,500                    224,375
         Verizon Communications, Inc.                                                        3,000                    142,380
                                                                                                                    ---------
                                                                                                                      610,242
                                                                                                                    ---------
     TRANSPORTATION (1.1%)
         GATX Corp.                                                                          2,000                     65,040
                                                                                                                    ---------
     UTILITIES (3.9%)
         Constellation Energy Group, Inc.                                                    5,000                    132,750
         PPL Corp.                                                                           3,000                    104,550
                                                                                                                    ---------
                                                                                                                      237,300
                                                                                                                    ---------
         TOTAL COMMON STOCKS (COST $4,523,521)                                                                      4,807,774

RIGHTS/WARRANTS (0.0%)
     FINANCIAL SERVICES (0.0%)
         Dime Bancorp, Inc.*                                                                 8,000                      1,200
                                                                                                                    ---------
         TOTAL RIGHTS/WARRANTS (COST $1,135)                                                                            1,200
                                                                                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                        SHARES OR
                                                                                         PRINCIPAL                  MARKET
                                                                                          AMOUNT                    VALUE
- -----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (20.1%)

         Bank of New York Cash Reserve                                                  $1,205,953                $ 1,205,953
                                                                                                                  -----------
         TOTAL MONEY MARKET FUND (COST $1,205,953)                                                                  1,205,953
                                                                                                                  -----------

         TOTAL INVESTMENTS (COST $5,730,609) (+) -- 100.0%                                                          6,014,927
         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%                                                                    992
                                                                                                                  -----------
         TOTAL NET ASSETS -- 100.0%                                                                               $ 6,015,919
                                                                                                                  ===========
- -----------------------------------------------------------------

         + Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                        Unrealized appreciation                 $ 926,259
                        Unrealized depreciation                  (641,941)
                                                                ---------
                        Net unrealized appreciation             $ 284,318
                                                                =========

         * Denotes non-income producing security for the year ended December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------


Even though smaller capitalization stocks outperformed larger companies in 2001, for the third year in a row, the absolute returns were modest. For the year, the Russell 2000 Index had a total return of 2.5% while the S&P 500 Index returned --11.9%. The over 1400 basis point outperformance by small capitalization stocks was the best relative performance since 1991. For the quarter ending December 31, 2001, the Russell 2000 Index returned 21.1% versus a 10.7% return for the S&P 500 Index. The OFFIT VIF-U.S. Small Cap Fund underperformed its benchmark in the fourth quarter, returning 19.2% (18.7%, net of fees) versus 21.1% for the index, and the year, with a return of 2.0% (0.4% net of fees) versus the 2.5% for the Russell 2000 Index. The Fund's performance for the longer time frames continues to be very strong, significantly outperforming its benchmark for the two years, three years and since inception time frames.

Technology and consumer discretionary companies accounted for nearly half of the Russell 2000 Index's fourth quarter gain. None of the industrial sectors finished in the red for the quarter and eight posted double-digit gains. The leader, technology, was up over 47%, while consumer discretionary rose nearly 30% for the quarter. Utilities, while positive, lagged the overall group, returning slightly over 5%. For the year, the consumer staples sector led all sectors returning nearly 34%. The leading contributor to the index's return however, was consumer discretionary, which returned 19% for the year. Energy, the big winner in 2000, was the worst performer in 2001 returning -26% for the year. Technology, despite its strong fourth quarter rebound, was down over 21% for the year.

PORTFOLIO REVIEW:

During the fourth quarter our portfolio rebounded strongly. Our materials processing holdings led the way in absolute performance, returning 51% for the quarter, followed by technology (+41%) and consumer staples (+34%). In the financial services sector our stock selection had the greatest impact on the portfolio's relative performance, as our holding's outperformed the benchmark sector by more than 2600 basis points (+33.5% versus 7.5%). Our consumer discretionary holdings also rose during the quarter, although we lagged the benchmark sector (+21.8% versus +30.0%). In the healthcare sector, our stock selection and slight overweighting detracted from total performance for the quarter.

For the year, our stock selection and weighting in healthcare had the greatest positive impact on the portfolio, as we outperformed the benchmark sector by more than 3700 basis points (+28.8% versus -9.4%). Also additive for the year was our holdings in financial services, which gained 34.9% versus 15.6% for the Russell 2000 Index Financials sector. Our technology holdings, although negative, also outperformed the Russell 2000 Index Technology sector providing positive attribution to the overall Fund's performance (-7.6% versus -20.6%). The top performers for the year were spread over several industries, Kronos (financial services), Microsemi (technology/electronics) and Medquist (healthcare). On the flip side, technology had four out of the bottom ten performers for the year, with Rehab Care (healthcare) and Magnum Hunter (oil and gas) having the greatest negative impact on the Fund's return.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------

We added two new names to the portfolio during the quarter: Performance Food Group, a broad line foodservice distributor that markets and distributes national and proprietary brand food and non-food products and Education Management Group, a provider of proprietary postsecondary education in the United States.

Historically small capitalization stocks have under performed during a recession and have generally been the leader coming out of one. This time small caps have outperformed during the recession and may have already had their bounce as evidenced by the returns in the fourth quarter. Valuations are stretched by historical standards and, according to work done by Prudential, the relative and absolute expected sales and earnings growth levels are well below their historical averages. Having said that, we continue to believe that we will be able to find companies with reasonable valuations and attractive growth prospects.


Rockefeller & Co.
February 1, 2002

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF- U.S. Small Cap Fund at the trading commencement date of April 11, 1997 and held through December 31, 2001 as well as the performance of the Russell 2000 Index and the S&P 500 Index over the same period. Past performance is not predictive of future performance.

- ---  OFFIT VIF-U.S. Small Cap Fund
- ---  Russell 2000 Index
- ---  S&P 500 Index

                                   4/11/97   12/31/97     12/31/98    12/31/99    12/31/00     12/31/01
                                   -------   --------     --------    --------    --------     --------
OFFIT VIF-U.S. Small Cap Fund       10,000     12,681       12,449      19,173      19,300      19,383
Russell 2000 Index                  10,000     12,788       12,460      15,109      14,625      14,991
S&P 500 Index                       10,000     12,985       16,698      20,212      18,376      16,197


- ------------------------------------------------------------------------------------------------------
                                                                                 Since Inception
                  Total Return                           One Year               (April 11, 1997)
                  ------------                           --------               ----------------

OFFIT VIF-U.S. Small Cap Fund*                              0.43%                    15.02%
Russell 2000 Index                                          2.50%                     9.05%
S&P 500 Index                                             (11.88%)                   10.74%
- ------------------------------------------------------------------------------------------------------



*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Small Cap Funds typically carry additional risk since smaller companies generally have a higher risk of failure. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                     SHARES OR
                                                                                     PRINCIPAL                  MARKET
                                                                                       Amount                    Value
- ------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (90.6%)
     BANKING (4.6%)
         Alaska Pacific Bancshares, Inc.                                                  4,750                 $ 50,587
         UnionBanCal Corp.                                                                2,400                   91,200
                                                                                                                --------
                                                                                                                 141,787
                                                                                                                --------
     BUILDING/CONSTRUCTION (3.6%)
         Dal-Tile International, Inc.*                                                    4,765                  110,786
                                                                                                                --------

     COMMERCIAL SERVICES (9.7%)
         F.Y.I., Inc.*                                                                    2,750                   92,125
         Iron Mountain, Inc.*                                                             2,355                  103,149
         On Assignment, Inc.*                                                             4,460                  102,446
                                                                                                                --------
                                                                                                                 297,720
     COMPUTERS (7.3%)
         eXcelon Corporation*                                                            21,220                   24,827
         Kronos, Inc.*                                                                    2,735                  132,319
         SAGA SYSTEMS, Inc.*                                                              5,410                        -
         Wind River Systems, Inc.*                                                        3,787                   67,825
                                                                                                                --------
                                                                                                                 224,971
     DATA PROCESSING (4.6%)
         FactSet Research Systems, Inc.                                                   3,390                  118,480
         Network Appliance, Inc.*                                                         1,025                   22,417
                                                                                                                --------
                                                                                                                 140,897
                                                                                                                --------
     EDUCATION (1.4%)
         Education Management Corp. *                                                     1,200                   43,500
                                                                                                                --------
     ELECTRICAL EQUIPMENT (1.2%)
         WESCO International, Inc.*                                                       7,562                   37,432
                                                                                                                --------
     ELECTRONICS (13.3%)
         Amkor Technology, Inc.*                                                          2,400                   38,472
         Littelfuse, Inc.*                                                                2,375                   62,320
         Mentor Graphics Corp.*                                                           4,580                  107,951
         Microsemi Corp. *                                                                4,180                  124,146
         Trimble Navigation Ltd.*                                                         2,950                   47,819
         Vicor Corp.*                                                                     1,750                   28,350
                                                                                                                --------
                                                                                                                 409,058
                                                                                                                --------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001



                                                                                      SHARES OR
                                                                                      PRINCIPAL                 MARKET
                                                                                       AMOUNT                    VALUE
- ------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     FINANCIAL SERVICES (8.2%)
         DVI, Inc.*                                                                       4,070                 $ 70,004
         Financial Federal Corp.*                                                         1,902                   59,438
         The BISYS Group, Inc.*                                                           1,900                  121,581
                                                                                                                --------
                                                                                                                 251,023
                                                                                                                --------
     HEALTH SERVICES/HEALTH CARE (9.6%)
         Healthcare Services Group, Inc. *                                                2,825                   29,098
         MedQuist, Inc.*                                                                  3,533                  103,340
         RehabCare Group, Inc.*                                                           2,100                   62,160
         Sunrise Assisted Living, Inc.*                                                   3,490                  101,594
                                                                                                                --------
                                                                                                                 296,192
                                                                                                                --------
     HOME FURNISHINGS (5.4%)
         Applica Inc. *                                                                   9,650                   86,947
         Cost Plus, Inc.*                                                                 2,950                   78,175
                                                                                                                --------
                                                                                                                 165,122
                                                                                                                --------
     INDUSTRIAL (0.4%)
         Performance Food Group Co.*                                                        360                   12,661
                                                                                                                --------

     MEDICAL EQUIPMENT AND SUPPLIES (1.1%)
         ResMed, Inc.*                                                                      650                   35,048
                                                                                                                --------

     OIL & GAS EXPLORATION (10.2%)
         Magnum Hunter Resources, Inc.*                                                   5,875                   48,763
         Newpark Resources, Inc.*                                                         7,890                   62,331
         Range Resources Corp.*                                                          10,810                   49,186
         Rio Alto Exploration Ltd.*                                                       4,300                   50,374
         XTO Energy, Inc.                                                                 5,850                  102,375
                                                                                                                --------
                                                                                                                 313,029
                                                                                                               --------
     PHARMACY SERVICES (2.1%)
         Syncor International Corp. *                                                     2,200                   63,008
                                                                                                                --------

     SERVICES/ADVERTISING (3.0%)
         Getty Images, Inc.*                                                              4,050                   93,069
                                                                                                                --------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                      SHARES OR
                                                                                       PRINCIPAL                 MARKET
                                                                                       AMOUNT                    VALUE
- ------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     TECHNOLOGY (2.8%)
         AstroPower, Inc.*                                                                1,000              $    40,430
         Triumph Group, Inc.*                                                             1,400                   45,500
                                                                                                             -----------
                                                                                                                  85,930
                                                                                                             -----------
     TELECOMMUNICATIONS (2.1%)
         EchoStar Communications Corp.*                                                   2,400                   65,928
                                                                                                             -----------

         TOTAL COMMON STOCKS (COST $2,163,611)                                                                 2,787,161
                                                                                                             -----------
MONEY MARKET FUND (10.1%)
         Bank of New York Cash Reserve                                                $ 310,214                  310,214
                                                                                                             -----------
         TOTAL MONEY MARKET FUND (COST $310,214)                                                                 310,214
                                                                                                             -----------
         TOTAL INVESTMENTS (COST $2,473,825)  (+) - 100.7%                                                     3,097,375
         LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7%)                                                          (20,707)
                                                                                                             -----------
         TOTAL NET ASSETS - 100.0%                                                                           $ 3,076,668
                                                                                                             ===========


     ----------------------------------------------------------------------- +
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

                       Unrealized appreciation      $ 873,155
                       Unrealized depreciation       (249,605)
                                                    ---------
                       Net unrealize appreciation   $ 623,550
                                                    =========


*   Denotes non-income producing security for the year ended December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------

The VIF-Total Return Fund had a return of 4.08% for the second half of 2001 and 7.10% for the year. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.66% and 8.42%, respectively. As of December 31, 2001, the Fund's net asset value was $10.30 and its 30-day SEC yield was 3.68%. The average maturity of the Fund was 4.8 years, with a 3.6 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates and the narrowing of credit spreads that typically occurs during this stage of the business cycle. One reason for underperformance is that the yield curve steepened but in an unexpected manner. The 2-year Treasury yields fell 210 basis points to 3.0%, but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1-3 year Treasurys had an 8.3% total return compared with 6.9% from 7-10 year Treasurys. The second problem was that the high yield market again underperformed the investment grade sector. This was largely due to the market reaction from the September 11 attack. Up until September 11, the OFFIT VIF- High Yield Fund was up more than 8%. The attack wiped out much of this return, yet the Fund managed to earn a 7.8% total return by year's end. This is where the VIF-Total Return Fund put most of its corporate credit position. In contrast, investment grade corporate bonds returned 10.3% for the year.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs--a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows. Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points.

Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points. On a cyclical basis, Treasurys can be expected to underperform in this environment, as they did last year. On a longer-run basis, the return of budget deficits for at least the next several years reduces the scarcity value of Treasurys and allows non-Treasurys, specifically corporates and mortgage pass-thrus, to outperform on a relative basis.

The improving economy and better overall credit quality of the high yield market should finally provide strong relative returns in 2002.

Despite a weakening global economic picture in 2001, the emerging debt market proved itself more mature and stable. The problems in Argentina, for example, have not spread to other markets, particularly to Brazil and Mexico - where the OFFIT VIF-Emerging Markets Bond Fund investments are concentrated. In light of an improving US economy bolstered by low yield levels, emerging economies should improve in 2002 and their higher yielding debt should attract sufficient investment flows. Emerging market yields are currently running at over 13%.

Steven Blitz                                                      Isaac Frankel
February 1, 2002

                                      OFFIT
                             VIF - TOTAL RETURN FUND
- ------------------------------------------------------------------------------


The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Total Return Fund at the trading commencement date of June 30, 1998 and held through December 31, 2001 as well as the performance of the Lehman Brothers Aggregate Bond Index over the same period. Past performance is not predictive of future performance.

- ---  OFFIT VIF-Total Return Fund
- ---  Lehman Brothers Aggregate Fund Index

                                         6/30/98     12/31/98    12/31/99      12/31/00      12/31/01
                                         -------     --------    --------      --------      --------
OFFIT VIF-Total Return Fund               10,000      10,170       9,927        10,738        12,552
Lehman Brothers Aggregate Fund Index      10,000      10,458      10,371        11,577        11,502



- -------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Inception
                     Total Return                         One Year               Three Year           (June 30, 1998)
                     ------------                         --------               ----------           ---------------
OFFIT VIF-Total Return Fund*                               7.10%                    4.27                   4.14%
Lehman Brothers Aggregate Bond Index                       8.42%                    6.27%                  6.71%
- -------------------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Index shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                 SHARES OR
                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                VALUE
- ----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (21.3%)
     ENTERTAINMENT (1.7%)

         The Walt Disney Co., 5.50% 12/29/06                                    $ 50,000                $ 49,507
                                                                                                        --------
     FINANCIAL SERVICES (18.1%)
         Bank of America Corp.,  7.40%, 01/15/11                                  50,000                  53,611
         Bank One Corp.,  7.875%, 08/01/10                                        50,000                  55,055
         CIT Group Inc.,  7.625%, 08/16/05                                        35,000                  37,607
         Duke Capital Corp.,  7.25%, 10/01/04                                     50,000                  53,359
         Ford Motor Credit Corp.,  6.875%, 02/01/06                               50,000                  50,072
         General Motors Acceptance Corp.,  6.75%, 01/15/06                        50,000                  50,823
         JP Morgan Chase & Co.,  6.75%, 02/01/11                                  50,000                  51,184
         Sears Roebuck Acceptance,  7.00%, 02/01/11                               50,000                  50,760
         Verizon Global Funding Corp.,  7.25%, 12/01/10                           50,000                  53,557
         Wells Fargo Bank N.A.,  6.45%, 02/01/11                                  50,000                  51,053
                                                                                                        --------
                                                                                                         507,081
                                                                                                        --------
     TELECOMMUNICATIONS (1.5%)

         Verizon Communications,  6.36%, 04/15/06                                 40,000                  41,169
                                                                                                        --------
         TOTAL CORPORATE BONDS (COST $590,975)                                                           597,757
                                                                                                        --------
FEDERAL HOME LOAN MORTGAGE CORPORATION (10.9%)
         Federal Home Loan Mortgage Corp.,  5.125%, 10/15/08                     125,000                 123,299
         Federal Home Loan Mortgage Corp.,  6.625%, 09/15/09                     170,000                 180,981
                                                                                                        --------
         TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $286,114)                                    304,280
                                                                                                        --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.7%)
         Federal National Mortgage Assoc.,  6.375%, 06/15/09                      95,000                 100,157
         Federal National Mortgage Assoc., 7.00%, 12/01/31                       250,000                 255,000
                                                                                                        --------
         TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $347,943)                                     355,157
                                                                                                        --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.8%)
         Government National Mortgage Assoc.,  6.50%, 04/15/29                    47,385                  47,637
         Government National Mortgage Assoc.,  8.00%, 01/15/30                    29,469                  30,841
                                                                                                        --------
         TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $74,565)                                    78,478
                                                                                                        --------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                HARES OR
                                                                                PRINCIPAL                MARKET
                                                                                 AMOUNT                  VALUE
- -----------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (7.0%)

         OFFIT VIF-Emerging Markets Bond Fund                                    $ 7,159 (1)           $   54,625
         OFFIT VIF-High Yield Fund                                                17,068 (1)              142,516
                                                                                                       ----------
         TOTAL MUTUAL FUNDS (COST $206,514)                                                               197,141
                                                                                                       ----------
U.S. TREASURY NOTES (28.7%)
         Notes,  4.75%, 01/31/03                                                 320,000                  328,887
         Notes,  5.50%, 05/15/09                                                 170,000                  176,169
         Notes,  6.875%, 05/15/06                                                120,000                  132,244
         Notes,  7.25%, 05/15/16                                                 145,000                  167,639
                                                                                                       ----------
         TOTAL U.S. TREASURY NOTES (COST $786,382)                                                        804,939
                                                                                                       ----------
COMMERCIAL PAPER (12.8%)
         Philip Morris Capital Corp.,  1.68%, 01/02/02                           360,000                  360,000
                                                                                                       ----------
         TOTAL COMMERCIAL PAPER (COST $360,000)                                                           360,000
                                                                                                       ----------
MONEY MARKET FUND (2.0%)
         Bank of New York Cash Reserve                                            55,066                   55,066
                                                                                                       ----------
         TOTAL MONEY MARKET FUND (COST $55,066)                                                            55,066
                                                                                                       ----------


         TOTAL INVESTMENTS (COST $2,707,559) (+) -- 98.2%                                               2,752,818
         OTHER ASSETS IN EXCESS OF LIABILITIES  -- 1.8%                                                    50,156
                                                                                                       ----------
         TOTAL NET ASSETS -- 100.0%                                                                    $2,802,974
                                                                                                       ==========

        -----------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                     Unrealized appreciation               $ 62,311
                     Unrealized depreciation                (17,052)
                                                           --------
                     Net unrealized appreciation           $ 45,259
                                                           ========

(1) Represents an investment in an affiliate.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
- ------------------------------------------------------------------------------

The total return for the VIF-U.S. Government Securities Fund was 3.96% for the second half of 2001 and 6.52% for the year. In comparison, the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index returned 4.77% and 8.33%, respectively. The Merrill Lynch 5 Year Treasury Index returned 4.92% and 7.50% for the same respective periods. As of December 31, 2001, the Fund's net asset value was $11.16 and its 30-day SEC yield was 4.41%. The average maturity of the Fund was
4.3 years, with a 3.7 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates. The reason for underperforming the 1-10 year Index is that the yield curve steepened in such a way that 2-year Treasury yields fell 210 basis points to 3.0% but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1-3 year Treasurys had an 8.3% total return, compared with 6.9% from 7-10 year Treasurys.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs--a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows. Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an overweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.


Steven Blitz                                                       Isaac Frankel
February 1, 2002

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
- ------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the VIF-OFFIT U.S. Government Securities Fund at the trading commencement date of August 24, 1998 through September 25, 1998 and for the period from April 1, 1999 (recommencement of operations) and held through December 31, 2001 as well as the performance of the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index and the Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.

- ---  OFFIT VIF- U.S. Government Securities Fund
- ---  Merrill Lynch 1-10 Year U.S. Treasury/Agency
- ---  Merrill Lynch 5 Year U.S. Tresury Index

                                                        8/24/98     4/1/99     12/31/99    12/31/00    12/31/01
                                                        -------     ------     --------    --------    --------
OFFIT VIF- U.S. Government Securities Fund               10,000     10,030       10,186      11,402      11,863
Merrill Lynch 1-10 Year U.S. Treasury/Agency             10,000     10,032       10,513      11,603      12,060
Merrill Lynch 5 Year U.S. Tresury Index                             10,032       10,319      11,546      11,880


- ----------------------------------------------------------------------------------------------------------------
                                                                                            Since Inception
                         Total Return                                  One Year            (August 24, 1998)
                         ------------                                  --------            -----------------
OFFIT VIF-U.S. Government Securities Fund*                               6.52%                   6.39%

Merrill Lynch 5 Year U.S. Treasury Index                                 7.50%                   6.46%

Merrill Lynch 1-10 Year U.S. Treasury/Agency Index                       8.33%                   7.05%
- ----------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                                VIF-US GOVERNMENT
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                                SHARES OR
                                                                                                PRINCIPAL                MARKET
                                                                                                  AMOUNT                 VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (18.1%)
     BANKING (18.1%)
         Asian Development Bank,  7.500%, 05/31/05                                                1,000,000               1,086,682
         European Bank For Reconstruction & Development,  5.375%, 06/15/06                        5,000,000               5,090,095
         International Banking Reconstruction and Developing,  5.625%, 03/17/03                   1,100,000               1,140,686
                                                                                                                     ---------------
         TOTAL CORPORATE BONDS (COST $7,092,779)                                                                          7,317,463
                                                                                                                     ---------------


FEDERAL HOME LOAN BANK (4.1%)
         Federal Home Loan Bank,  7.250%, 05/13/05                                                1,500,000               1,641,003
                                                                                                                     ---------------
         TOTAL FEDERAL HOME LOAN BANK (COST $1,504,603)                                                                   1,641,003

FEDERAL HOME LOAN MORTGAGE CORPORATION (14.4%)
         Federal Home Loan Mortgage Corp.,  6.625%, 08/15/02                                      4,000,000               4,110,328
         Federal Home Loan Mortgage Corp.,  5.750%, 04/15/08                                      1,660,000               1,709,800
                                                                                                                     ---------------
         TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $5,594,201)                                                   5,820,128
                                                                                                                     ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.1%)
         FNMA Bond 5.375  ??? Propered ???,  5.375%, 11/15/11                                     3,800,000               3,684,541
                                                                                                                     ---------------
         TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $3,673,198)                                                    3,684,541
                                                                                                                     ---------------


U.S. TREASURY NOTES (16.7%)
         Notes,  5.875%, 11/15/05                                                                 5,000,000               5,311,720
         Notes,  5.625%, 05/15/08                                                                   440,000                 461,209
         Notes,  5.000%, 02/15/11                                                                 1,000,000                 996,953
                                                                                                                     ---------------
         TOTAL U.S. TREASURY NOTES (COST $6,636,733)                                                                      6,769,882
                                                                                                                     ---------------

COMMERCIAL PAPER (0.2%)
         Philip Morris C P Due1 2 01  ??? Propered ???,  1.679%, 01/02/02                           100,000                 100,000
                                                                                                                     ---------------
         TOTAL COMMERCIAL PAPER (COST $100,000)                                                                             100,000
                                                                                                                     ---------------

                                      OFFIT
                                VIF-US GOVERNMENT
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                                SHARES OR
                                                                                                PRINCIPAL                MARKET
                                                                                                  AMOUNT                 VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS (0.1%)
         Bank of New York Cash Reserve,  0.000%,                                                     28,143                  28,143
                                                                                                                     ---------------
         TOTAL MONEY MARKET FUNDS (COST $28,143)                                                                             28,143
                                                                                                                     ---------------

UNKNOWN ??? PROPERED ??? (37.3%)
         Notes  ??? Propered-Complex ???,  4.625%, 05/15/06                                       6,010,000               6,093,809
         Notes  ??? Propered-Complex ???,  4.750%, 11/15/08                                       3,000,000               2,988,282
         U.S Treasury Notes  ??? Propered ???,  3.000%, 11/30/03                                  6,000,000               6,004,218
                                                                                                                     ---------------
         TOTAL UNKNOWN ??? PROPERED ??? (COST $15,068,603)                                                               15,086,309
                                                                                                                     ---------------

         TOTAL INVESTMENTS (COST $39,698,260) --100.0%                                                                    40,447,469
         OTHER ASSETS IN EXCESS OF LIABILITIES   0.0%                                                                             -

                                                                                                                     ---------------
         TOTAL NET ASSETS -- 100.0%
                                                                                                                     ===============



THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
- ------------------------------------------------------------------------------

                                                                             VIF                 VIF                 DJG
                                                                             HIGH           EMERGING MARKETS        VALUE
                                                                          YIELD FUND           BOND FUND          EQUITY FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at market value (1) ...................................   $     36,178,622    $      6,911,256    $      6,014,927
Interest and dividends receivable ..................................            781,434             193,426               3,958
Deferred organization expenses .....................................               --                  --                   480
Net unrealized appreciation on forward currency contracts (Note 2)..              3,902                --                  --
Prepaid expenses and other assets ..................................                264                 170                  18
                                                                       ----------------    ----------------    ----------------
          Total Assets .............................................         36,964,222           7,104,852           6,019,383
                                                                       ----------------    ----------------    ----------------

LIABILITIES:
Payable for fund share redeemed ....................................                760                 904                --
Investment advisory fees payable ...................................               --                11,091                --
Professional fees payable ..........................................             10,867               2,111               1,694
Custody fees payable ...............................................              1,659               1,693                 252
Administration fees payable ........................................              2,967                --                  --
Transfer agent fees payable ........................................                804                 857                 755
Fund accounting fees payable .......................................              1,250                --                  --
Other payables and accrued expenses ................................              5,740               1,042                 763
                                                                       ----------------    ----------------    ----------------
       Total Liabilities ...........................................             24,047              17,698               3,464
                                                                       ----------------    ----------------    ----------------
NET ASSETS .........................................................   $     36,940,175    $      7,087,154    $      6,015,919
                                                                       ================    ================    ================

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share .............   $          4,423    $            929    $            432
   Additional paid-in capital ......................................         46,802,500           9,074,515           5,457,403
   Accumulated undistributed net investment income .................            225,950                --                 4,060
   Accumulated undistributed net realized gain (loss) on
        investments and foreign currency transactions ..............         (5,264,412)         (1,231,181)            269,706
   Net unrealized appreciation (depreciation) of investments
        and foreign currency .......................................         (4,828,286)           (757,109)            284,318
                                                                       ----------------    ----------------    ----------------
NET ASSETS .........................................................   $     36,940,175    $      7,087,154    $      6,015,919
                                                                       ================    ================    ================


SHARES OF CAPITAL STOCK OUTSTANDING ................................          4,422,502             929,001             431,618
                                                                       ================    ================    ================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ..........   $           8.35    $           7.63    $          13.94
                                                                       ================    ================    ================

(1) Investments at cost ............................................   $     41,009,061    $      7,668,365    $      5,730,609


   This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
- ------------------------------------------------------------------------------

                                                                      VIF                VIF             VIF - U.S.
                                                                   U.S. SMALL        TOTAL RETURN        GOVERNMENT
                                                                    CAP FUND             FUND          SECURITIES FUND
                                                                 ---------------    ---------------    ---------------
ASSETS:
Investments, at market value (1) .............................   $     3,097,375    $     2,752,818    $    40,447,469
Interest and dividends receivable ............................               875             32,604            325,000
Receivable from Adviser ......................................              --                1,119               --
Deferred organization expenses ...............................               480             18,789               --
Prepaid expenses and other assets ............................                 6                  5                 62
                                                                 ---------------    ---------------    ---------------
     Total Assets ............................................         3,098,736          2,805,335         40,772,531
                                                                 ---------------    ---------------    ---------------

LIABILITIES:

Payable for investment securities purchased ..................            18,000               --                 --
Payable for capital shares redeemed ..........................              --                  165             22,812
Investment advisory fees payable .............................              --                 --               14,394
Professional fees payable ....................................               869                639             12,376
Custody fees payable .........................................             1,675                 93              2,205
Transfer agent fees payable ..................................               754                851                812
Administration fees payable ..................................              --                 --                3,272
Other payables and accrued expenses ..........................               770                613              3,051
                                                                 ---------------    ---------------    ---------------
        Total Liabilities ....................................            22,068              2,361             58,922
                                                                 ---------------    ---------------    ---------------
NET ASSETS ...................................................   $     3,076,668    $     2,802,974    $    40,713,609
                                                                 ===============    ===============    ===============

NET ASSETS CONSIST OF:

   Shares of capital stock, $0.001 par value per share .......   $           208    $           272    $         3,647
   Additional paid-in capital ................................         2,742,346          2,723,467         37,218,658
   Accumulated undistributed net investment income ...........              --              104,476          1,853,124
   Accumulated undistributed net realized gain (loss) on
      investments and foreign currency transactions ..........          (289,436)           (70,500)           888,676
   Net unrealized appreciation of investments
      and foreign currency ...................................           623,550             45,259            749,504
                                                                 ---------------    ---------------    ---------------
NET ASSETS ...................................................   $     3,076,668    $     2,802,974    $    40,713,609
                                                                 ===============    ===============    ===============


SHARES OF CAPITAL STOCK OUTSTANDING ..........................           207,856            272,083          3,647,122
                                                                 ===============    ===============    ===============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE).....   $         14.80    $         10.30    $         11.16
                                                                 ===============    ===============    ===============

(1) Investments at cost ......................................   $     2,473,825    $     2,707,559    $    39,697,965


    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001
- ------------------------------------------------------------------------------

                                                                               VIF                 VIF                 DJG
                                                                               HIGH          EMERGING MARKETS         VALUE
                                                                            YIELD FUND           BOND FUND          EQUITY FUND
                                                                         -----------------   -----------------   -----------------
INVESTMENT INCOME:
Interest ..............................................................  $       3,592,833   $         838,724   $          22,980
Dividends .............................................................               --                  --                44,000
                                                                         -----------------   -----------------   -----------------
       Total investment income ........................................          3,592,833             838,724              66,980
                                                                         -----------------   -----------------   -----------------

EXPENSES:
Advisory ..............................................................            301,217              63,493              45,195
Administration ........................................................             44,296               8,818               7,062
Transfer agent ........................................................             18,000              18,000              18,000
Fund accounting .......................................................             15,000              15,000              15,000
Audit .................................................................              9,822                  41                 309
Custody ...............................................................              8,428               6,909                 970
Legal .................................................................              7,503               1,880               1,663
Trustees ..............................................................              7,384               1,453               1,083
Amortization of organization expenses .................................              3,379               9,062               1,763
Miscellaneous .........................................................             28,342               5,028               2,938
                                                                         -----------------   -----------------   -----------------
       Total expenses before waivers/reimbursements ...................            443,371             129,684              93,983
       Less expenses waived/reimbursed ................................            (35,763)            (32,300)            (31,063)
                                                                         -----------------   -----------------   -----------------
             Net expenses .............................................            407,608              97,384              62,920
                                                                         -----------------   -----------------   -----------------
Net Investment Income .................................................          3,185,225             741,340               4,060
                                                                         -----------------   -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ...............         (2,883,870)             68,021             346,584
    Net realized loss on foreign currency transactions ................            (18,396)               --                  --
    Net change in unrealized appreciation/depreciation of investments..          2,131,296            (588,835)            (49,402)
    Net change in unrealized appreciation of foreign currency .........            100,584                --                  --
                                                                         -----------------   -----------------   -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................           (670,386)           (520,814)            297,182
                                                                         -----------------   -----------------   -----------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  $       2,514,839   $         220,526   $         301,242
                                                                         =================   =================   =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001
- ------------------------------------------------------------------------------

                                                                               VIF                VIF             VIF - U.S.
                                                                            U.S. SMALL        TOTAL RETURN        GOVERNMENT
                                                                             CAP FUND             FUND*         SECURITIES FUND
                                                                          ---------------    ---------------    ---------------
Interest ...............................................................  $         8,626    $       121,006    $     2,086,615
Dividends ..............................................................            4,374               --                 --
                                                                          ---------------    ---------------    ---------------
     Total Investment Income ...........................................           13,000            121,006          2,086,615
                                                                          ---------------    ---------------    ---------------

EXPENSES:
Advisory ...............................................................           29,675             16,741            138,371
Administration .........................................................            3,709              2,616             49,418
Transfer agent .........................................................           18,000             18,000             18,000
Fund accounting ........................................................           15,000             15,000             16,250
Audit ..................................................................             --                 --               11,393
Custody ................................................................            6,522                314              7,558
Legal ..................................................................              684                635             11,893
Trustees ...............................................................              616                381              7,079
Amortization of organization expenses ..................................            1,762              9,341               --
Miscellaneous ..........................................................            1,390                415              8,757
                                                                          ---------------    ---------------    ---------------
     Total expenses before waivers/reimbursements ......................           77,358             63,443            268,719
     Less expenses waived/reimbursed ...................................          (32,846)           (46,702)           (31,512)
                                                                          ---------------    ---------------    ---------------
        Net expenses ...................................................           44,512             16,741            237,207
                                                                          ---------------    ---------------    ---------------
Net Investment Income (loss) ...........................................          (31,512)           104,265          1,849,408
                                                                          ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investment transactions .................         (238,333)            (5,771)           900,701
   Net change in unrealized appreciation\depreciation of investments ...          286,482             36,321           (253,424)
                                                                          ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................           48,149             30,550            647,277
                                                                          ---------------    ---------------    ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................  $        16,637    $       134,815    $     2,496,685
                                                                          ===============    ===============    ===============

* Includes dividend income and unrealized depreciation of $25,383 and ($9,373), respectively from an investment in OFFIT VIF - High Yield Fund and OFFIT VIF
   - Emerging Markets Bond Fund, affiliated Funds.





    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                                                          VIF - HIGH YIELD FUND
                                                                                --------------------------------------
                                                                                  FOR THE YEAR        FOR THE YEAR
                                                                                     ENDED                ENDED
                                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .....................................................  $       3,185,225    $       3,586,249
   Net realized loss on investment and foreign currency transactions .........         (2,902,266)          (2,067,335)
   Net change in unrealized appreciation\depreciation of investments and
      foreign currency .......................................................          2,231,880           (1,898,122)
                                                                                -----------------    -----------------
    Net increase (decrease) in net assets resulting from operations ..........          2,514,839             (379,208)
                                                                                -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................         (3,035,950)          (3,586,249)
   Excess of net investment income ...........................................               --               (328,725)
                                                                                -----------------    -----------------
      Total dividends and distributions to shareholders ......................         (3,035,950)          (3,914,974)
                                                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...............................................          4,215,843            2,748,069
   Dividends reinvested ......................................................          3,036,389            3,914,970
   Cost of shares redeemed ...................................................         (1,849,448)         (18,510,506)
                                                                                -----------------    -----------------
      Net increase (decrease) in net assets from capital
         share transactions ..................................................          5,402,784          (11,847,467)
                                                                                -----------------    -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................          4,881,673          (16,141,649)

NET ASSETS:
   Beginning of year .........................................................         32,058,502           48,200,151
                                                                                -----------------    -----------------
   End of year* ..............................................................  $      36,940,175    $      32,058,502
                                                                                =================    =================

*  (Including undistributed net investment income.)                             $         225,950    $          95,071

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------

                                                                             VIF - EMERGING MARKETS BOND FUND
                                                                          --------------------------------------
                                                                            FOR THE YEAR        FOR THE YEAR
                                                                               ENDED                ENDED
                                                                          DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..............................................   $         741,340    $         837,001
   Net realized gain (loss) on investment transactions ................              68,021              (62,688)
   Net change in unrealized appreciation\depreciation of investments
   and foreign currency ...............................................            (588,835)             (92,033)
                                                                          -----------------    -----------------
   Net increase in net assets resulting from operations ...............             220,526              682,280
                                                                          -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................................            (741,340)            (837,001)
   Excess of net investment income ....................................                --                 (9,780)
                                                                          -----------------    -----------------
      Total dividends and distributions to shareholders ...............            (741,340)            (846,781)
                                                                          -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ........................................              71,554              232,527
   Dividends reinvested ...............................................             741,589              826,358
   Cost of shares redeemed ............................................            (155,041)          (1,630,064)
                                                                          -----------------    -----------------
      Net increase (decrease) in net assets from capital
         share transactions ...........................................             658,102             (571,179)
                                                                          -----------------    -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................             137,288             (735,680)

NET ASSETS:
   Beginning of year ..................................................           6,949,866            7,685,546
                                                                          -----------------    -----------------
   End of year ........................................................   $       7,087,154    $       6,949,866
                                                                          =================    =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------

                                                                                   DJG VALUE EQUITY FUND
                                                                            --------------------------------------
                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED              ENDED
                                                                            DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                            -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................    $           4,060    $          32,412
   Net realized gain on investment transactions ........................              346,584              251,714
   Net change in unrealized appreciation\depreciation of investments....              (49,402)              72,278
                                                                            -----------------    -----------------
   Net increase in net assets resulting from operations ................              301,242              356,404
                                                                            -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................                 --                (10,701)
   Excess of net investment income .....................................              (32,412)                --
   Net realized gains ..................................................             (328,592)            (359,007)
                                                                            -----------------    -----------------
      Total dividends and distributions to shareholders ................             (361,004)            (369,708)
                                                                            -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................              275,344              837,657
   Dividends reinvested ................................................              361,004              369,708
   Cost of shares redeemed .............................................              (46,501)             (59,791)
                                                                            -----------------    -----------------
      Net increase in net assets from capital
         share transactions ............................................              589,847            1,147,574
                                                                            -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ...........................................              530,085            1,134,270

NET ASSETS:
   Beginning of year ...................................................            5,485,834            4,351,564
                                                                            -----------------    -----------------

   End of year* ........................................................    $       6,015,919    $       5,485,834
                                                                            =================    =================

*  (Including undistributed net investment income.)                         $           4,060    $          32,412


    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------

                                                                                VIF - U.S. SMALL CAP FUND
                                                                          --------------------------------------
                                                                            FOR THE YEAR        FOR THE YEAR
                                                                                ENDED               ENDED
                                                                          DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss .................................................  $         (31,512)   $         (23,716)
   Net realized gain (loss) on investment transactions .................           (238,333)             248,431
   Net change in unrealized appreciation\depreciation of investments....            286,482             (192,427)
                                                                          -----------------    -----------------
   Net increase in net assets resulting from operations ................             16,637               32,288
                                                                          -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains ..................................................               --               (194,736)
   Excess of net realized gains ........................................           (275,826)                --
                                                                          -----------------    -----------------
      Total dividends and distributions to shareholders ................           (275,826)            (194,736)
                                                                          -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................             38,406            1,124,930
   Dividends reinvested ................................................            275,826              194,736
   Cost of shares redeemed .............................................            (23,853)             (37,449)
                                                                          -----------------    -----------------
      Net increase in net assets from capital

         share transactions ............................................            290,379            1,282,217
                                                                          -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ...........................................             31,190            1,119,769

NET ASSETS:
   Beginning of year ...................................................          3,045,478            1,925,709
                                                                          -----------------    -----------------

   End of year .........................................................  $       3,076,668    $       3,045,478
                                                                          =================    =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------


                                                                       VIF - TOTAL RETURN FUND
                                                                --------------------------------------
                                                                 FOR THE YEAR          FOR THE YEAR
                                                                     ENDED                ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ....................................   $         104,265    $         109,675
   Net realized loss on investment transactions .............              (5,771)             (37,315)
   Net change in unrealized appreciation of  investments.....              36,321               75,232
                                                                -----------------    -----------------
    Net increase in net assets resulting from operations.....             134,815              147,592
                                                                -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................            (104,265)             (67,152)
   Excess of net investment income ..........................              (5,409)                --
                                                                -----------------    -----------------
      Total dividends and distributions to shareholders .....            (109,674)             (67,152)
                                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..............................           1,000,161            1,129,646
   Dividends reinvested .....................................             109,674               67,152
   Cost of shares redeemed ..................................            (285,230)            (141,594)
                                                                -----------------    -----------------
      Net increase in net assets from capital
         share transactions .................................             824,605            1,055,204
                                                                -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ................................             849,746            1,135,644

NET ASSETS:
   Beginning of year ........................................           1,953,228              817,584
                                                                -----------------    -----------------
   End of year * ............................................   $       2,802,974    $       1,953,228
                                                                =================    =================

* (Including undistributed net investment income.)              $         104,476    $         109,675



    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------

                                                                               VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                             ----------------------------------------
                                                                               FOR THE YEAR           FOR THE YEAR
                                                                                   ENDED                 ENDED
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................   $        1,849,408    $        1,615,536
   Net realized gain on investment transactions ..........................              900,701               181,850
   Net change in unrealized appreciation\depreciation of investments .....             (253,424)            1,507,459
                                                                             ------------------    ------------------
    Net increase in net assets resulting from operations .................            2,496,685             3,304,845
                                                                             ------------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................           (1,615,546)             (596,687)
   Net realized gains ....................................................              (32,850)                 --
                                                                             ------------------    ------------------
      Total dividends and distributions to shareholders ..................           (1,648,396)             (596,687)
                                                                             ------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................................            3,573,782            18,486,580
   Dividends reinvested ..................................................            1,648,395               596,687
   Cost of shares redeemed ...............................................           (1,842,889)           (2,637,684)
                                                                             ------------------    ------------------
      Net increase in net assets from capital
         share transactions ..............................................            3,379,288            16,445,583
                                                                             ------------------    ------------------

TOTAL INCREASE IN NET ASSETS .............................................            4,227,577            19,153,741

NET ASSETS:
   Beginning of year .....................................................           36,486,032            17,332,291
                                                                             ------------------    ------------------
   End of year* ..........................................................   $       40,713,609    $       36,486,032
                                                                             ==================    ==================

* (Including undistributed net investment income.)                           $        1,853,124    $        1,615,536



    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF- HIGH YIELD FUND

                                                                  FOR THE YEAR         FOR THE YEAR          FOR THE YEAR
                                                                      ENDED               ENDED                ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
- -------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                $     8.44         $     9.50            $    10.40
                                                                    ----------         ----------            ----------

       Net investment income                                              0.76               0.84                  0.82
       Net realized and unrealized gain (loss)                           (0.11)             (1.03)                (0.85)
                                                                    ----------         ----------            ----------
         Total income (loss) from investment operations                   0.65              (0.19)                (0.03)
                                                                    ----------         ----------            ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                             (0.74)             (0.84)                (0.82)
       Excess of net investment income                                      --              (0.03)                (0.01)
       Net realized gains                                                   --                 --                 (0.04)
                                                                    ----------         ----------            ----------
         Total dividends and distributions                               (0.74)             (0.87)                (0.87)
                                                                    ----------         ----------            ----------
         Net change in net asset value per share                         (0.09)             (1.06)                (0.90)
                                                                    ----------         ----------            ----------
NET ASSET VALUE, END OF PERIOD                                      $     8.35         $     8.44            $     9.50
                                                                    ==========         ==========            ==========

TOTAL RETURN (A)                                                          7.76%             (2.11%)               (0.29%)

RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)                   $   36,940         $   32,059            $   48,200
Ratios to average net assets:
       Expenses**                                                         1.15%              1.15%                 1.15%
       Net investment income                                              8.99%              8.60%                 8.24%
Ratios to average net assets prior to voluntary Reimbursement:

       Expense                                                            1.25%              1.44% (e)             1.41% (e)
       Net investment income                                              8.89%              8.31% (e)             7.98% (e)
PORTFOLIO TURNOVER RATE                                                     14%                19%                   19%

                                                                     FOR THE NINE         FOR THE          FOR THE PERIOD
                                                                     MONTHS ENDED        YEAR ENDED     APRIL 1, 1996* THROUGH
                                                                   DECEMBER 31, 1998   MARCH 31, 1998      MARCH 31, 1997
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    11.00        $    10.37           $    10.00 (d)
                                                                      ----------        ----------           ----------

       Net investment income                                                0.65              0.86                 0.78
       Net realized and unrealized gain (loss)                             (0.53)             0.63                 0.37
                                                                      ----------        ----------           ----------
         Total income (loss) from investment operations                     0.12              1.49                 1.15
                                                                      ----------        ----------           ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                               (0.65)            (0.86)               (0.78)
       Excess of net investment income                                     (0.02)               --                   --
       Net realized gains                                                  (0.05)               --                   --
                                                                      ----------        ----------           ----------
         Total dividends and distributions                                 (0.72)            (0.86)               (0.78)
                                                                      ----------        ----------           ----------
         Net change in net asset value per share                           (0.60)             0.63                 0.37
                                                                      ----------        ----------           ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.40        $    11.00           $    10.37
                                                                      ==========        ==========           ==========

TOTAL RETURN (A)                                                            1.15% (b)        14.84%               11.90% (b)

RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)                     $   44,354        $   31,675           $   25,114
Ratios to average net assets:
       Expenses**                                                           1.15% (c)         1.15%                1.15% (c)
       Net investment income                                                8.25% (c)         7.98%                7.45% (c)
Ratios to average net assets prior to voluntary Reimbursement:

       Expense                                                              1.55% (c)(e)      1.55% (e)            2.26% (c)(e)
       Net investment income                                                7.85% (c)(e)      7.58% (e)            6.34% (c)(e)
PORTFOLIO TURNOVER RATE                                                       14%               32%                   4%



*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited



    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIBLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                        VIF - EMERGING MARKETS BOND FUND

                                                                 FOR THE YEAR        FOR THE YEAR         FOR THE YEAR
                                                                     ENDED              ENDED                ENDED
                                                               DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999
- --------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $      8.22         $      8.46         $      7.60
                                                                  -----------         -----------         -----------
      Net investment income                                              0.85                0.94                0.94
      Net realized and unrealized gain (loss)                           (0.59)              (0.23)               0.86
                                                                  -----------         -----------         -----------
        Total income (loss) from investment operations                   0.26                0.71                1.80
                                                                  -----------         -----------         -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                             (0.85)              (0.94)              (0.94)
      Excess of net investment income                                      --               (0.01)                 --
      Net realized gains                                                   --                  --                  --
                                                                  -----------         -----------         -----------
         Total dividends and distributions                              (0.85)              (0.95)              (0.94)
                                                                  -----------         -----------         -----------

        Net change in net asset value per share                         (0.59)              (0.24)               0.86
                                                                  -----------         -----------         -----------

NET ASSET VALUE, END OF PERIOD                                    $      7.63         $      8.22         $      8.46
                                                                  ===========         ===========         ===========

TOTAL RETURN (A)                                                         3.26%               8.71%              25.19%

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                 $      7,087        $      6,950        $      7,686
Ratios to average net assets:
      Expenses**                                                         1.38%               1.47%               1.50%
      Net investment income                                             10.51%              11.17%              12.11%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            1.84%               2.03% (e)           2.59% (e)
      Net investment income                                             10.05%              10.61% (e)          11.02% (e)
PORTFOLIO TURNOVER RATE                                                    71%                 72%                 71%

                                                                  FOR THE NINE             FOR THE             FOR THE PERIOD
                                                                  MONTHS ENDED            YEAR ENDED      AUGUST 28, 1996* THROUGH
                                                                DECEMBER 31, 1998       MARCH 31, 1998         MARCH 31, 1997
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.55           $      10.30           $      10.00 (d)
                                                                  ------------           ------------           ------------
      Net investment income                                               0.66                   0.86                   0.48
      Net realized and unrealized gain (loss)                            (2.79)                  0.27                   0.34
                                                                  ------------           ------------           ------------
        Total income (loss) from investment operations                   (2.13)                  1.13                   0.82
                                                                  ------------           ------------           ------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                              (0.66)                 (0.86)                 (0.48)
      Excess of net investment income                                    (0.07)                 (0.02)                    --
      Net realized gains                                                 (0.09)                    --                  (0.04)
                                                                  ------------           ------------           ------------
         Total dividends and distributions                               (0.82)                 (0.88)                 (0.52)
                                                                  ------------           ------------           ------------

        Net change in net asset value per share                          (2.95)                  0.25                   0.30
                                                                  ------------           ------------           ------------

NET ASSET VALUE, END OF PERIOD                                     $      7.60           $      10.55           $      10.30
                                                                   ===========           ============           ============

TOTAL RETURN (A)                                                        (20.36%)(b)             11.26%                  8.29% (b)

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                  $      5,575           $      5,780           $      4,346
Ratios to average net assets:
      Expenses**                                                          1.50% (c)              1.50%                  1.50% (c)
      Net investment income                                              10.38% (c)              8.27%                  8.04% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                             2.92% (e)              2.66% (e)              4.88% (c)(e)
      Net investment income                                               8.96% (e)              7.11% (e)              4.66% (c)(e)
PORTFOLIO TURNOVER RATE                                                    100%                    53%                    96%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited

    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                              DJG VALUE EQUITY FUND

                                                                   FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
                                                                       ENDED                 ENDED                ENDED
                                                                  DECEMBER 31, 2001     DECEMBER 31, 2000    DECEMBER 31, 1999
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $     14.09           $     14.30          $     11.91
                                                                  -----------           -----------          -----------

      Net investment income                                              0.01                  0.08                 0.02
      Net realized and unrealized gain (loss)                            0.73                  0.73                 2.76
                                                                  -----------           -----------          -----------
        Total income (loss) from investment operations                   0.74                  0.81                 2.78
                                                                  -----------           -----------          -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                             (0.08)                (0.03)               (0.02)
      Net realized gains                                                (0.81)                (0.99)               (0.37)
                                                                  -----------           -----------          -----------
        Total dividends and distributions                               (0.89)                (1.02)               (0.39)
                                                                  -----------           -----------          -----------
        Net change in net asset value per share                         (0.15)                (0.21)                2.39
                                                                  -----------           -----------          -----------

NET ASSET VALUE, END OF PERIOD                                    $     13.94           $     14.09          $     14.30
                                                                  ===========           ===========          ===========

TOTAL RETURN (A)                                                         5.19%                 5.81%               23.37%

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                  $     6,016           $     5,486          $     4,352
Ratios to average net assets:
      Expenses**                                                         1.11%                 1.23%                1.25%
      Net investment income                                              0.07%                 0.66%                0.28%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            1.66%                 1.94% (e)            2.99% (e)
      Net investment income                                             (0.48%)               (0.05%)(e)           (1.46%)(e)
PORTFOLIO TURNOVER RATE                                                    40%                   52%                  39%

                                                                             FOR THE NINE           FOR THE PERIOD
                                                                             MONTHS ENDED        APRIL 11, 1997* THROUGH
                                                                           DECEMBER 31, 1998         MARCH 31, 1998
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                       $     14.94             $     10.00 (d)
                                                                           -----------             -----------

      Net investment income                                                       0.05                    0.02
      Net realized and unrealized gain (loss)                                    (2.16)                   4.92
                                                                           -----------             -----------
        Total income (loss) from investment operations                           (2.11)                   4.94
                                                                           -----------             -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                                      (0.03)                     --
      Net realized gains                                                         (0.89)                     --
                                                                           -----------             -----------
        Total dividends and distributions                                        (0.92)                     --
                                                                           -----------             -----------
        Net change in net asset value per share                                  (3.03)                   4.94
                                                                           -----------             -----------

NET ASSET VALUE, END OF PERIOD                                             $     11.91             $     14.94
                                                                           ===========             ===========

TOTAL RETURN (A)                                                                (14.75%)(b)              49.40% (b)

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                           $     2,164             $     2,018
Ratios to average net assets:
      Expenses**                                                                  1.25% (c)               1.25% (c)
      Net investment income                                                       0.29% (c)               0.16% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                                     4.95% (c)(e)            5.11% (c)(e)
      Net investment income                                                      (3.41%)(c)(e)           (3.70%)(c)(e)
PORTFOLIO TURNOVER RATE                                                             21%                     33%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited

    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                            VIF - U.S. SMALL CAP FUND

                                                                   FOR THE YEAR        FOR THE YEAR           FOR THE YEAR
                                                                      ENDED                ENDED                 ENDED
                                                                 DECEMBER 31, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
- ---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.19              $17.20               $11.34
                                                                       ------              ------               ------
     Net investment loss                                                   --                  --                (0.15)
     Net realized and unrealized gain (loss)                             0.07                0.10                 6.27
                                                                       ------              ------               ------
       Total income (loss) from investment operations                    0.07                0.10                 6.12
                                                                       ------              ------               ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                 (1.46)              (1.11)               (0.26)
                                                                       ------              ------               ------
       Total dividends and distributions                                (1.46)              (1.11)               (0.26)
                                                                       ------              ------               ------
       Net change in net asset value per share                          (1.39)              (1.01)                5.86
                                                                       ------              ------               ------

NET ASSET VALUE, END OF PERIOD                                         $14.80              $16.19               $17.20
                                                                       ======              ======               ======

TOTAL RETURN (A)                                                         0.43%               0.66%               54.00%

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                        $3,077              $3,045               $1,926
Ratios to average net assets:
     Expenses**                                                          1.50%               1.48%                1.50%
     Net investment loss                                                (1.06%)             (0.76%)              (1.19%)
Ratios to average net assets prior to voluntary Reimbursement:
     Expense                                                             2.61%               2.76% (e)            6.19% (e)
     Net investment income                                              (2.17%)             (2.04%)(e)           (5.88%)(e)
PORTFOLIO TURNOVER RATE                                                    14%                 34%                  31%

                                                                          FOR THE NINE           FOR THE PERIOD
                                                                          MONTHS ENDED       APRIL 11, 1997* THROUGH
                                                                        DECEMBER 31, 1998        MARCH 31, 1998
- --------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     14.14             $     10.00 (d)
                                                                        -----------             -----------
     Net investment loss                                                      (0.08)                  (0.08)
     Net realized and unrealized gain (loss)                                  (1.50)                   4.22
                                                                        -----------             -----------
       Total income (loss) from investment operations                         (1.58)                   4.14
                                                                        -----------             -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                       (1.22)                     --
                                                                        -----------             -----------
       Total dividends and distributions                                      (1.22)                     --
                                                                        -----------             -----------
       Net change in net asset value per share                                (2.80)                   4.14
                                                                        -----------             -----------

NET ASSET VALUE, END OF PERIOD                                          $     11.34             $     14.14
                                                                        ===========             ===========

TOTAL RETURN (A)                                                             (11.95%)(b)              41.40% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                         $     1,218             $     1,394
Ratios to average net assets:
     Expenses**                                                                1.50% (c)               1.50% (c)
     Net investment loss                                                      (0.92%)(c)              (0.74%)(c)
Ratios to average net assets prior to voluntary Reimbursement:
     Expense                                                                   7.73% (c)(e)            6.70% (c)(e)
     Net investment income                                                    (7.16%)(c)(e)           (5.95%)(c)(e)
PORTFOLIO TURNOVER RATE                                                          39%                     51%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                             VIF - TOTAL RETURN FUND

                                                                                                               FOR THE PERIOD
                                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR         JUNE 30, 1998*
                                                       ENDED              ENDED               ENDED               THROUGH
                                                  DECEMBER 31, 2001  DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.01              $ 9.58            $10.17               $10.00 (d)
                                                       ------              ------            ------               ------

     Net investment income                               0.24                0.13              0.74                 0.25
     Net realized and unrealized gain (loss)             0.47                0.65             (0.97)               (0.08)
                                                       ------              ------            ------               ------
       Total income (loss) from investment operations    0.71                0.78             (0.23)                0.17
                                                       ------              ------            ------               ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                              (0.42)              (0.35)            (0.34)                  --
     Net realized gains                                    --                  --             (0.02)                  --
                                                       ------              ------            ------               ------
       Total dividends and distributions                (0.42)              (0.35)            (0.36)                  --
                                                       ------              ------            ------               ------

       Net change in net asset value per share           0.29                0.43             (0.59)                0.17
                                                       ------              ------            ------               ------

NET ASSET VALUE, END OF PERIOD                         $10.30              $10.01            $ 9.58               $10.17
                                                       ======              ======            ======               ======

TOTAL RETURN (A)                                         7.10%               8.21%            (2.18%)               1.70% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)        $2,803              $1,953              $818               $1,001
Ratios to average net assets:
     Expenses**                                          0.80%               0.79%             0.80%                0.80% (c)
     Net investment income                               4.96%               6.26%             5.48%                5.35% (c)
Ratios to average net assets prior to
     voluntary Reimbursement:
     Expense                                             3.03%               3.89% (e)         7.33% (e)           16.02% (c)(e)
     Net investment income                               2.73%               3.27% (e)        (1.05%)(e)           (9.87%)(c)(e)
PORTFOLIO TURNOVER RATE                                    77%                 75%               81%                  58%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


   The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                      VIF - U.S. GOVERNMENT SECURITIES FUND

                                                                                              FOR THE PERIOD      FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR         APRIL 1, 1999     AUGUST 24, 1998*
                                                         ENDED                ENDED              THROUGH            THROUGH
                                                    DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999**  SEPTEMBER 25, 1998
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.92            $ 9.94              $10.00              $10.00 (d)
                                                         ------            ------              ------              ------

     Net investment income                                 0.49              0.36                0.34                  --
     Net realized and unrealized gain (loss)               0.22              0.84               (0.40)               0.23
                                                         ------            ------              ------              ------
       Total income (loss) from investment operations      0.71              1.20               (0.06)               0.23
                                                         ------            ------              ------              ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                (0.46)            (0.22)                 --                  --
     Net realized gains                                   (0.01)               --                  --                  --
                                                         ------            ------              ------              ------
       Total dividends and distributions                  (0.47)            (0.22)                 --                  --
                                                         ------            ------              ------              ------

       Net change in net asset value per share             0.24              0.98               (0.06)               0.23
                                                         ------            ------              ------              ------

NET ASSET VALUE, END OF PERIOD                           $11.16            $10.92               $9.94              $10.23
                                                         ======            ======               =====              ======

TOTAL RETURN (A)                                           6.52%            12.02%              (0.60%)(b)           2.30% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)         $40,714           $36,486             $17,332               $  --
Ratios to average net assets:
     Expenses***                                           0.60%             0.60%               0.60% (c)            0.60% (c)
     Net investment income                                 4.69%             5.81%               5.08% (c)            4.04% (c)
Ratios to average net assets prior
     to voluntary Reimbursement:
     Expense                                               0.68%             0.84% (e)           1.12% (c)(e)        63.46% (c)(e)
     Net investment income                                 4.61%             5.57% (e)           4.56% (c)(e)       (58.82%)(c)(e)
PORTFOLIO TURNOVER RATE                                     244%              538%                130%                107%



*    Commencement of operations.
** The OFFIT VIF - U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


   The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
- ------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond
Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

     VIF-High Yield Fund                      April 1, 1996
     VIF-Emerging Markets Bond Fund           August 28, 1996
     DJG Value Equity Fund                    April 11, 1997
     VIF-U.S. Small Cap Fund                  April 11, 1997
     VIF-Total Return Fund                    June 30, 1998
     VIF-U.S. Government Securities Fund      August 24, 1998

The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serve as the DJG Value Equity Fund's investment adviser. Rockefeller & Company, Inc. serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group Inc., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PORTFOLIO VALUATIONS (CONTINUED)

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions, paydown gains and losses on mortgage and asset-backed securities and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- -----------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of December 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustment made to paid-in-capital:

                                                                                 ACCUMULATED
                                                        ACCUMULATED              NET REALIZED
                                                      UNDISTRIBUTED NET         GAIN/(LOSS) ON
                                                      INVESTMENT INCOME          INVESTMENTS
                                                    ---------------------    -------------------
VIF-High Yield Fund..........................               $  (18,396)            $18,396
VIF-U.S. Small Cap Fund......................                   31,512                   -
VIF-Total Return Fund........................                      210                (210)
VIF-U.S. Government Securities Fund..........                    3,726              (3,726)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                                     Capital Loss
                                                       Deferred
                                                   ------------------
VIF-High Yield Fund                                    $499,412
VIF- Emerging Markets Bond Fund                           2,501
DJG Value Equity Fund                                     3,202

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                                           VIF-Emerging                                       VIF-U.S.
Date of Expiration:                VIF-High                Markets Bond             VIF-Total               Small Cap
- -------------------               Yield Fund                   Fund                Return Fund                 Fund
                             ---------------------    ---------------------     ----------------------    ------------------
2006.....................      $        -                $1,181,907                 $      -                $     -
2007.....................          46,350                         -                   26,641                      -
2008.....................       2,334,106                    41,642                   37,401                      -
2009.....................       2,384,544                         -                    6,458                 289,444
                               ----------                ----------                 --------                --------
Total.....................     $4,765,000                $1,223,549                 $ 70,500                $289,444
                               ==========                ==========                 ========                ========

Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 2001 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At December 31, 2001, there were no outstanding forward currency contracts for the VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. The table below indicates the VIF-High Yield Fund's outstanding forward currency contract positions at December 31, 2001.

                                                                         VALUE ON             VALUE AT
                                   CONTRACT           MATURITY         ORIGINATION          DECEMBER 31,           UNREALIZED
                CURRENCY            AMOUNT              DATE               DATE                 2001              APPRECIATION
             ---------------    ----------------    -------------    -----------------    -----------------    -------------------
   Sell           EURO             1,990,000          01/15/02         $(1,774,642)         $(1,770,740)             $3,902
                                                                                                               -------------------
Net unrealized appreciation on forward positions..........................................................           $3,902
                                                                                                               ===================

Currency Abbreviation:
EURO - European Currency

Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK and David J. Green and Company (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. The table below indicates the amount of advisory fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                 $16,784
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               5,136
     --------------------------------------------------------------
     VIF-Total Return Fund                                15,755
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                  10,906
     --------------------------------------------------------------

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The table below indicates the amount of administration fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                 $10,631
     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                        8,818
     --------------------------------------------------------------
     DJG Value Equity Fund                                 7,062
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               3,709
     --------------------------------------------------------------
     VIF-Total Return Fund                                 2,616
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                  11,861
     --------------------------------------------------------------

The table below indicates the amount of accounting fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                      $15,000
     --------------------------------------------------------------
     DJG Value Equity Fund                                15,000
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                              15,000
     --------------------------------------------------------------
     VIF-Total Return Fund                                15,000
     --------------------------------------------------------------

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of transfer agent fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                  $8,348
     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                        8,482
     --------------------------------------------------------------
     DJG Value Equity Fund                                 9,001
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               9,001
     --------------------------------------------------------------
     VIF-Total Return Fund                                 9,957
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                   8,724
     --------------------------------------------------------------

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expenses for the Funds to 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% of average daily net assets for the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return and VIF U.S. Government Securities Fund, respectively. In order to maintain these expense limitations, for the year ended December 31, 2001, the Adviser has waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-Total Return Fund and VIF-U.S. Government Securities Fund for expenses in the amount of $3,374 and $21, respectively.

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                                         Common Stocks
                                                       and Corporate Bonds                      U.S. Government Obligations
                                                       -------------------                      ---------------------------
                                                    Purchases           Sales                Purchases                   Sales
                                                    ---------           -----                ---------                   -----
VIF-High Yield Fund                                 $8,390,559        $4,540,125      $               -         $             -
VIF-Emerging Markets Bond Fund                       5,021,189         4,558,867                      -                       -
DJG Value Equity Fund                               2,006,370          1,930,460                      -                       -
VIF-U.S. Small Cap Fund                                540,552           378,188                      -                       -
VIF-Total Return Fund                                  708,236           405,000              1,451,407               1,045,845
VIF-U.S. Government Securities Fund                  4,994,550                 -             96,924,087              90,620,392

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 2001 and 2000, respectively, were as follows:

                                                                        VIF-HIGH YIELD FUND
                                         ----------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                           DECEMBER 31, 2000
                                         --------------------------------------      --------------------------------------
                                             SHARES                AMOUNT                SHARES                AMOUNT
                                         ---------------      -----------------      ----------------     -----------------
Shares issued..................               485,854               $4,215,680              299,928            $2,748,069
Shares reinvested..............               353,397                3,036,389              435,234             3,914,970
Shares redeemed................              (213,388)              (1,849,448)          (2,014,692)          (18,510,506)
                                         ===============      =================      ================     =================
Net increase (decrease)........               625,863               $5,402,621           (1,279,530)         $(11,847,467)
                                         ===============      =================      ================     =================

                                                                  VIF-EMERGING MARKETS BOND FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 8,565                  $71,554               27,908            $232,527
Shares reinvested..............                93,429                  741,589               97,709             826,358
Shares redeemed................               (18,624)                (155,041)            (188,161)         (1,630,064)
                                         ===============      =================      ================     ================
Net increase (decrease)........                83,370                 $658,102              (62,544)          $(571,179)
                                         ===============      =================      ================     ================


                                                                      DJG VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                  19,659            $275,344                  62,853            $837,657
Shares reinvested..............                  25,953             361,004                  26,522             369,708
Shares redeemed................                  (3,210)            (46,501)                 (4,444)            (59,791)
                                         ===============      =================      ================     ================
Net increase ..................                  42,402            $589,847                  84,931          $1,147,574
                                         ===============      =================      ================     ================


                                                                     VIF-U.S. SMALL CAP FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                  2,581              $38,406                  65,959          $1,124,930
Shares reinvested..............                 18,675              275,826                  12,209             194,736
Shares redeemed................                 (1,517)             (23,853)                 (1,987)            (37,449)
                                         ===============      =================      ================     ================
Net increase ..................                 19,739             $290,379                  76,181          $1,282,217
                                         ===============      =================      ================     ================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
- ------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                      VIF-TOTAL RETURN FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                93,803               $1,000,161              117,415          $1,129,646
Shares reinvested..............                10,689                  109,674                6,715              67,152
Shares redeemed................               (27,615)                (285,230)             (14,299)           (141,594)
                                         ===============      =================      ================     ================
Net increase ..................                76,877                 $824,605              109,831          $1,055,204
                                         ===============      =================      ================     ================


                                                               VIF-U.S. GOVERNMENT SECURITIES FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................               322,676               $3,573,782            1,791,887         $18,486,580
Shares reinvested..............               148,237                1,648,395               54,641             596,687
Shares redeemed................              (165,093)              (1,842,889)            (248,456)         (2,637,684)
                                         ===============      =================      ================     ================
Net increase...................               305,820               $3,379,288            1,598,072         $16,445,583
                                         ===============      =================      ================     ================


NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

NOTE 7 - ADDITIONAL INFORMATION

CHANGE IN INDEPENDENT AUDITOR: Effective December 13, 2001, Ernst & Young LLP ("E&Y") resigned as auditors of the Fund. During the Fund' most recent fiscal year, E&Y's audit report contained no adverse opinion or disclaimer of opinion; nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were not disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

To The Shareholders and Board of Directors
The OFFIT Variable Insurance Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the OFFIT VIF-High Yield Fund, OFFIT VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund, OFFIT VIF-Total Return Fund, and OFFIT VIF-U.S. Government Securities Fund of The OFFIT Variable Insurance Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2000 and financial highlights for the year then ended were audited by other auditors whose report thereon, dated February 6, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights. The financial highlights for the periods presented through December 31, 1999 were audited by other auditors whose report thereon, dated February 16, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. As to securities purchased, but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The OFFIT Variable Insurance Fund, Inc. at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                         KPMG LLP


New York, New York
February 19, 2002

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
- ------------------------------------------------------------------------------

FEDERAL INCOME INFORMATION (UNAUDITED)

During the year ended December 31, 2001, the following Funds declared long-term capital gain distributions in the following amounts:

                  DJG Value Equity Fund       $107,593
                  VIF-U.S. Small Cap Fund       85,279

THE OFFIT VARIABLE INSURANCE FUND, INC.


FUND MANAGEMENT
- ---------------

Information pertaining to the Directors and officers of the Company is set forth below. The statement of additional information includes additional information about the Directors and is available without charge, upon request, by calling
(800) 618- 9510.

- --------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
                                                                            COMPLEX
                               TERM OF OFFICE(1)                            OVERSEEN
NAME, (AGE), ADDRESS AND        AND LENGTH OF     PRINCIPAL OCCUPATION(S)      BY       OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY         TIME SERVED        DURING PAST 5 YEARS     DIRECTOR      HELD BY DIRECTOR
- ------------------------         -----------        -------------------     --------      ----------------
- --------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)             Since 1993     Of Counsel, Wolf, Block       15      Director, Revlon
Director                                         Schorr and Solis-Cohen,               Group Inc., Revlon
   250 Park Avenue                               LLP (2/1/98-present);                 Consumer Products
   New York, NY 10177                            Member, Lowenthal,                    Inc., Pittsburgh
                                                 Landau, Fischer & Bring,              Annealing Box and
                                                 P.C. (1960-1/31/98).                  Clad Metals Inc.
- --------------------------------------------------------------------------------------------------------------
The Very Reverend James           Since 1993     President, Interfaith         15               N/A
Parks Morton (76)                                Center of New York
Director                                         (1/1/98- present);
   40 East 30th Street                           formerly Dean of
   New York, New York 10016                      Cathedral of St. John
                                                 the Divine (1972-1996).
- --------------------------------------------------------------------------------------------------------------
Stephen M. Peck (66)              Since 1999     Partner, The Torrey           15      Director,
Director                                         Funds (1/1/02-present);               Fresenius Medical Care
   505 Park Avenue                               General Partner,                      Advance Auto Parts,
   New York, New York 10022                      Wilderness Partners,                  Inc., Banyan
                                                 L.P. (1989 to present).               Strategic Realty,
                                                                                       Canarc Resource,
                                                                                       Inc., Boston Life
                                                                                       Sciences Inc.,
                                                                                       Brown Simpson
                                                                                       Advisory Board.
- --------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2) (56)        Since 2001     Chief Executive Officer,      15      Director, Arts and
Chairman of the Board,                           OFFITBANK                             Sciences Council,
President, and Director                          (2001-present). Founder               Charlotte, NC.
   520 Madison Avenue                            and group executive of
   New York, NY 10022                            Private Capital
                                                 Management, First Union
                                                 Corporation (1995-2001).
- --------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
- --------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999     Managing Director,            N/A              N/A
 Treasurer                                       OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
- --------------------------------------------------------------------------------------------------------------

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

- ------------------------------------------------------------------------------


DIRECTORS AND OFFICERS                 INVESTMENT ADVISER
F. Daniel Prickett                     OFFITBANK
Chairman of the Board, President       520 Madison Avenue
and Director                           New York, New York  10022

Edward J. Landau                       DISTRIBUTOR
Director                               OFFIT Funds Distributor, Inc.
                                       3200 Horizon Drive
The Very Reverend                      King of Prussia, PA  19406
James Parks Morton
Director                               ADMINISTRATOR
                                       PFPC Inc.
Stephen M. Peck                        103 Bellevue Parkway
Director                               Wilmington, Delaware  19809

Vincent M. Rella                       TRANSFER AND DIVIDEND DISBURSING AGENT
Secretary & Treasurer                  PFPC Inc.
                                       400 Bellevue Parkway
David C. Lebisky                       Wilmington, Delaware 19809
Assistant Secretary
                                       CUSTODIAN
                                       The Bank of New York
                                       15 Broad Street, 7th  Floor
                                       New York, New York, 10286

                                       LEGAL COUNSEL
                                       Kramer, Levin, Naftalis & Frankel
                                       919 Third Avenue
                                       New York, New York  10022

                                       INDEPENDENT AUDITORS
                                       KPMG LLP
                                       757 Third Avenue
                                       New York, NY  10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809
                                 (800) 618-9510

         Semi-Annual Report of The OFFIT Variable Insurance Fund, Inc.
                              dated June 30, 2002

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Policyholders:


We are pleased to provide you with the Semi-Annual Report of The OFFIT Variable Insurance Fund, Inc. for June 30, 2002. As of June 30, 2002 the Funds various investment portfolios have assets in excess of $69.8 million.


The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.


We value your investment in The OFFIT Variable Insurance Fund, Inc. and welcome any questions or comments you may have.


Sincerely,

/s/ F. Daniel Prickett
F. Daniel Prickett


July 31, 2002

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                  HISTORICAL PERFORMANCE - AS OF JUNE 30, 2002

--------------------------------------------------------------------------------

                                                                                                                    SINCE
                                                                          1 YR       3 YRS         5 YRS          INCEPTION
                                                                          ----       -----         -----          ---------
OFFIT VIF - HIGH YIELD FUND (Inception: 4/1/96)                           1.49%       1.36%        3.11%            5.12%
Merrill Lynch All High Yield Bond Index                                  (3.08)      (0.80)        1.88             3.91
Lipper High Current Yield Funds                                          (3.77)      (3.53)       (0.29)            2.32

OFFIT VIF - EMERGING MARKETS BOND FUND(1) (Inception: 8/28/96)          (11.07%)      6.40%        1.89%            4.02%
Composite Index: 50% JPM EMBI+/50% JPM LEI                              (12.43)       4.79         2.96             5.90
Lipper Emerging Markets Debt Funds                                        4.55       11.39         4.01             8.62
JPM EMBI Global                                                          (3.34)       9.72         5.50             9.04
Composite Index: 50% EMBI+/50% LEI, JPM EMBIG                           (11.14)       5.35         3.34             5.88

OFFIT VIF - DJG VALUE EQUITY FUND (Inception: 4/11/97)                  (14.61%)     (0.27%)       5.79%            8.42%
S&P 500 Index                                                           (17.99)      (9.18)        3.67             6.69
Russell Midcap Value Index                                                1.92        5.17         9.09            11.16

OFFIT VIF - U.S. SMALL CAP FUND (Inception: 4/11/97)                    (14.38%)      5.44%        9.43%           11.19%
Russell 2000 Index                                                       (8.60)       1.67         4.44             7.23
S&P 500 Index                                                           (17.99)      (9.18)        3.67             6.69

OFFIT VIF - U.S. GOVERNMENT SECURITIES FUND (Inception: 4/1/99)           7.29%       7.38%                         6.43%
Merrill Lynch 1-10 Year U.S. Tsy/Agy Index                                8.47        7.76                          6.56
Merrill Lynch 5 Year Treasury Index                                       8.96        7.65                          6.08
Lipper Intermediate U.S. Government Funds                                 7.74        7.02                          6.10

OFFIT VIF - TOTAL RETURN FUND (Inception: 6/30/98)                        7.21%       5.89%                         4.33%
Lehman Brothers Aggregate Bond Index                                      8.63        8.11                          6.84


(1) Effective June 1, 2002, the VIF-Emerging Markets Bond Fund has further diversified across three global emerging markets regions namely: Latin America, Europe, Middle East and Africa (EMEA), and Asia. To reflect this change, the benchmark from June 1, 2002 forward is 100% J.P. Morgan Emerging Markets Bond Index Global (EMBIG).


OFFITBANK, a Wachovia company, is investment manager for the Fund. The Fund is not an obligation of OFFITBANK nor is it FDIC insured. The prospectus containing more complete information regarding the Fund's investment strategy as well as risk factors is available upon request and should be read carefully before you invest. Performance data quoted represents past performance and the investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Average annual total return assumes reinvestment of dividends and distributions and reflects the effect of certain fee waivers. The Funds are distributed by OFFIT Funds Distributor, Inc.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------

The Fund's net investment return for the first half of 2002 after all fees and expenses was -0.07%. For comparative purposes, the Fund outperformed the Lipper High Current Yield Fund Average return of -3.77%. The June 30, 2002 net asset value of $8.04 was 3.7% lower than the $8.35 prior year value. The net assets of the Fund at June 30, 2002 were $22.9 million and the 30-day SEC yield was 8.28%.

In the financial markets, the optimism of the first quarter gave way to increasing pessimism as the second quarter progressed. Although there was a small deterioration in economic expectations, the main driver appears to have been the drumbeat of announcements regarding fraud and accounting irregularities at major corporations. This has naturally led to a loss of investor confidence, which is reflected in recent market movements. Although exposure of fraud and large-scale accounting irregularities is "normal" after a bubble bursts, that is no consolation to investors whose trust has been abused. Consequently, a rise in risk-averse behavior is to be expected. In fact, over the near term, the flight to quality is likely to continue. As evidence of this, the ten-year Treasury bond yield is now well below 5%, a level not seen on a sustained basis since 1965. Also, economists are lowering their GDP estimates, providing evidence they believe the cautious tone of the financial markets is spilling over to the real economy. While we believed early on that GDP estimates were too optimistic, all of this may now add up to a "muddle-through" economic environment more friendly to our upper-tier strategy.

The year started well for high yield with positive returns and momentum in the first quarter and into April. May turned slightly negative as Adelphia Communications captured headlines with their apparent fraudulent behavior that subsequently raised questions on the safety and stability of the cable sector. By June, WorldCom had joined the ranks of fallen angels and was added to a number of high yield indices. Shortly thereafter, WorldCom disclosed large-scale accounting irregularities, their bonds plummeted, and high yield returns for June were dragged sharply lower. Sector selection proved very material during the quarter as telecommunications, towers, cable, and independent power producers materially underperformed as a result of pressure from nervous investors. A number of other sectors, however, faired very well including lodging, capital goods, metals and consumer products.

Away from the perils of fraud and poor accounting, the underlying high yield market was, and is, basically healthy. New issues came at a steady pace throughout the first half and totaled $41 billion. Mutual fund flows were positive up until late May, turned negative into June, and are still up a positive $6 billion this year. Mutual funds appear to have excess cash on hand, funds that could spark a rally. Additionally, defaults of original issue high yield securities continue to slow as the cleansing process winds down. Market spreads narrowed about 100 basis points through May but widened back out to 750-800 basis points in June as a result of troubles at WorldCom and other fallen angels. As a number of these fallen angels default, reported high yield spreads should tighten. The positive yield curve, easy monetary policy, and fiscal stimulus will also help spreads to tighten.

Several noteworthy developments occurred during the first half that affected the portfolio. There was a marked pickup in bond calls and tenders as companies proactively sought to retire high cost debt through either lower cost debt alternatives or asset sale proceeds. In almost all instances bonds were retired at premiums to face amount. Called bonds include Fresenius Medical Care, ISP Holdings and a Sinclair Broadcasting note. Tendered bonds included several long-held investments such as Prime Hospitality, Sun International and two John
Q. Hammons Hotels issues. Disappointing events included substantially lower valuations for cable companies as a result of the bankruptcy of a large domestic multi-system operator and accounting uncertainty. The wireless telecommunications industry continues to experience increased competition and slower subscriber growth which muted performance in that sector. Positively, oil refining credits were boosted by stronger margins as light product inventories fell, eliminating the overhang of product stock. Also, the transportation industry continued to rebound from depressed levels of late last year.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------

We continue to focus on the better-quality sector of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. We upgraded and consolidated the portfolio during the first half by eliminating 23 issues on a net basis. Several core holdings trading at tight spreads were either sold or reduced including Lear Corp., Office Depot and Tricon Global Restaurants. Additionally, we sold our holdings in the secured bank debt of Eurotunnel. We also established new positions at discounts to face value in former investment-grade companies such as Royal Caribbean and Starwood Hotels & Restaurants. A former holding, Park Place Entertainment, was also added based on relative value. Approximately 56% of the holdings in the Fund are rated Ba3 or better by Moody's or BB- or better by Standard & Poor's. In keeping with our cautious view, we upgraded quality from about 53% double-B at year-end. The Fund is well diversified, with 75 issues. Our immediate goal is to enhance the current yield of the Fund while maintaining its higher-quality focus. We continue to believe that better-quality high yield credits will outperform fixed income alternatives over time.



J. William Charlton                                              Thomas M. Dzwil
Joseph L. Mirsky
August 6, 2002

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                          SHARES OR
                                                                          PRINCIPLE               MARKET
                                                                            AMOUNT                VALUE
- -----------------------------------------------------------------------------------------------------------
CORPORATE BONDS (88.9%)

 AUTOMOTIVE (1.8%)
  Exide Corp. Sr Notes, 10.00%, 04/15/05                                 $ 350,000 (3)        $      56,000
  Federal-Mogul Corp. Notes, 7.875%, 07/01/10                              300,000 (3)               66,000
  Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07          300,000 (3)               33,000
  Lear Corp. Sr Notes, 8.11%, 05/15/09                                     250,000                  256,250
                                                                                              -------------
                                                                                                    411,250
                                                                                              -------------
 BROADCAST/MEDIA (2.7%)
  Echostar Corp. Sr Notes, 9.25%, 02/01/06                                 300,000                  277,500
  Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11                          350,000                  346,500
                                                                                              -------------
                                                                                                    624,000
                                                                                              -------------
 CABLE (4.7%)
  Charter Communications Holdings Sr Notes, 8.625%, 04/01/09               300,000                  198,000
  CSC Holdings Inc. Sr Notes, 7.625%, 04/01/11                             500,000                  400,000
  Mediacom LLC Capital Corp. Sr Notes, 9.50%, 01/15/13                     300,000                  252,000
  Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06                   300,000                  231,000
                                                                                              -------------
                                                                                                  1,081,000
                                                                                               ------------
 CHEMICAL (6.2%)
  Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05                    500,000 (3)                2,500
  Huntsman International LLC Sr Notes, 9.875%, 03/01/09                    250,000 (1)              250,000
  Lyondell Chemical Co. Sr Secured Notes, 9.625%, 05/01/07                 400,000                  382,000
  Macdermid Inc., 9.125%, 07/15/11                                         300,000                  315,000
  Millenium America Inc. Sr Notes, 9.25%, 06/15/08                         250,000                  257,500
  Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                         250,000                  220,000
                                                                                              -------------
                                                                                                  1,427,000
                                                                                              -------------
 CONSUMER GROUPS (9.7%)
  Chiquita Brands International Inc. Sr Notes, 10.56%, 03/15/09            175,000                  181,125
  Constellation Brands Inc., 8.125%, 01/15/12                              250,000                  258,750
  Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08       250,000                  257,500
  Fleming Companies Inc. Sr Sub Notes, 9.875%, 05/01/12                    350,000 (1)              336,000
  Playtex Products Inc. Sr Sub Notes, 9.375%, 06/01/11                     350,000                  372,750
  Protection One Alarm Sr Notes, 7.375%, 08/15/05                          250,000                  217,500
  Royal Carribean Cruises Sr Notes, 8.75%, 02/02/11                        250,000                  237,500
  Service Corp. International Notes, 6.00%, 12/15/05                       420,000                  378,000
                                                                                              -------------
                                                                                                  2,239,125
                                                                                              -------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                           SHARES OR
                                                                           PRINCIPLE                 MARKET
                                                                             AMOUNT                  VALUE
- --------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 FINANCIAL SERVICES/INSURANCE (3.7%)
  Presidential Life Corp. Sr Notes, 7.875%, 02/15/09                     $   350,000              $   350,000
  Western Financial Bank - FSB Sub Debs., 9.625%, 05/15/12                   500,000                  495,000
                                                                                                  ------------
                                                                                                      845,000
                                                                                                  ------------
 FOREST & PAPER PRODUCTS (1.9%)
  Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06                395,000.00  (1)             426,600
                                                                                                  ------------
 GENERAL INDUSTRIES/MANUFACTURING (4.1%)
  Allied Waste North America Sr Notes, 7.625%, 01/01/06                      250,000                  241,875
  Owens-Brockway Glass Container Sr Secured Notes, 8.875%, 02/15/09          200,000 (1)              200,000
  Sequa Corp. Sr Notes, 9.00%, 08/01/09                                      250,000                  250,000
  Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07                          250,000                  240,000
                                                                                                  ------------
                                                                                                      931,875
                                                                                                  ------------
 HEALTH CARE (2.4%)
  Healthcare Realty Trust Sr Notes, 8.125%, 05/01/11                         350,000                  356,387
  Medaphis Corp. Sr Notes, 9.50%, 02/15/05                                   200,000                  194,000
                                                                                                  ------------
                                                                                                      550,387
                                                                                                  ------------
 HOTELS & GAMING (8.0%)
  Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07                              320,000                  307,200
  HMH Properties Sr Notes, 7.875%, 08/01/08                                  300,000                  287,250
  ITT Corp. Debs., 7.375%, 11/15/15                                          250,000                  229,762
  Mandalay Resort Group Sr Sub Notes, 9.375%, 02/15/10                       250,000                  260,000
  Park Place Entertainment Corp. Sr Sub Notes, 8.125%, 05/15/11              250,000                  248,750
  Prime Hospitality Corp. Sr Sub Notes, 8.375%, 05/01/12                     250,000 (1)              249,375
  Sun International Hotels Ltd. Sr Sub Notes, 8.875%, 08/15/11               250,000 (1)              255,000
                                                                                                  ------------
                                                                                                    1,837,337
                                                                                                  ------------
 METALS & MINING (6.6%)
  AK Steel Corp., 7.75%, 06/15/12                                            250,000 (1)              248,750
  AK Steel Corp. Sr Notes, 9.125%, 12/15/06                                  400,000                  419,000
  Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07              250,000 (3)               15,000
  Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14                 400,000 (3)              108,000
  Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08                        500,000                  510,000
  National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06                    548,000 (3)              202,760
                                                                                                  ------------
                                                                                                    1,503,510
                                                                                                  ------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPLE                MARKET
                                                                                  AMOUNT                  VALUE
- -------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 OIL/GAS (7.7%)
  Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09                                 $ 300,000            $     319,500
  Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07                    400,000                  376,000
  KCS Energy Inc. Series B, 11.00%, 01/15/03                                      435,000                  435,000
  Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08                                  400,000                  408,000
  Tesoro Petroleum Corp. Sr Sub Notes, 9.625%, 04/01/12                           250,000 (1)              233,750
                                                                                                     --------------
                                                                                                         1,772,250
                                                                                                     --------------
 REAL ESTATE (6.6%)
  CB Richard Ellis Services Sr Sub Notes, 11.25%, 06/15/11                        300,000                  276,000
  Developers Diversified Realty Sr Notes, 7.50%, 07/15/18                         560,000                  495,342
  LNR Property Corp. Sr Sub Notes, 9.375%, 03/15/08                               250,000                  247,500
  Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04                               250,000                  250,928
  Toll Corp. Sr Sub Notes, 8.00%, 05/01/09                                        250,000                  250,000
                                                                                                     --------------
                                                                                                         1,519,770
                                                                                                     --------------
 RETAIL (3.1%)
  Saks Inc. Notes, 9.875%, 10/01/11                                               150,000  (1)             158,250
  The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%, 03/10/04                250,000                  243,750
  Zale Corp. Sr Notes, 8.50%, 10/01/07                                            300,000                  313,500
                                                                                                     --------------
                                                                                                           715,500
                                                                                                     --------------
 TELECOMMUNICATIONS-WIRELESS (5.9%)
  Centennial Cellular Communications Sr Sub Notes, 10.75%, 12/15/08               500,000                  240,000
  Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06             250,000                   87,500
  Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07                     350,000 (2)              190,750
  Nextel Communications Sr Discount Notes, 0/9.75%, 10/31/07                      300,000 (2)              147,000
  Panamsat Corp., 8.50%, 02/01/12                                                 250,000 (1)              231,933
  Rogers Cantel Inc. Sr Secured Debs., 9.375%, 06/01/08                           250,000                  192,500
  Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07                                350,000                  259,000
                                                                                                     --------------
                                                                                                         1,348,683
                                                                                                     --------------
 TELECOMMUNICATIONS-WIRELINE (2.0%)
  Alaska Communications Sr Sub Notes, 9.375%, 05/15/09                            500,000                  452,500
                                                                                                     --------------
 TRANSPORTATION (1.8%)
  Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04            261,000                  203,580
  U.S. Airways Inc. Equipment Trust Pass Through Certificates, 9.625%, 09/01      268,000                  209,040
                                                                                                     --------------
                                                                                                           412,620
                                                                                                     --------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                              SHARES OR
                                                                              PRINCIPLE                MARKET
                                                                                AMOUNT                 VALUE
- -----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 UTILITIES (10.0%)
  AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17               $  500,000           $      491,900
  Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09                 485,628                  495,341
  Calpine Corp. Sr Notes, 8.50%, 02/15/11                                        500,000                  330,000
  Edison Mission Energy Sr Notes, 9.875%, 04/15/11                               350,000                  344,750
  Mirant Americas Generation Sr Notes, 8.30%, 05/01/11                           200,000                  172,000
  Pacific Gas & Electric Corp., 7.25%, 08/01/26                                  500,000                  460,000
                                                                                                   --------------
                                                                                                        2,293,991
                                                                                                   --------------
  TOTAL CORPORATE BONDS (COST $23,550,932)                                                             20,392,398
                                                                                                   --------------
COMMON STOCKS (2.0%)

 CONSUMER GROUPS (2.0%)
  Chiquita Brands International Inc.                                              24,929                  448,722
                                                                                                   --------------
 HEALTH CARE (0.0%)
  Sun Healthcare Group Inc.                                                          244                    3,935
                                                                                                   --------------
  TOTAL COMMON STOCKS (COST $887,566)                                                                     452,657
                                                                                                   --------------
RIGHTS/WARRANTS (0.0%)

 HEALTH CARE (0.0%)
  Sun Healthcare Group Inc.                                                          612                        0
                                                                                                   --------------
  TOTAL RIGHTS/WARRANTS (COST $0)                                                                               0
                                                                                                   --------------
REPURCHASE AGREEMENT (7.3%)

  Bank of New York Repurchase Agreement, 1.80%, 07/01/02 (dated 6/28/02;
  proceed $1,668,550 collateralized by $1,610,000 Federal Home Loan
  Mortgage Corporation, 7.00% due 02/15/03, valued at $1,709,871).             1,668,300                1,668,300
                                                                                                   --------------
  TOTAL REPURCHASE AGREEMENT (COST $1,668,300)                                                          1,668,300
                                                                                                   --------------
MONEY MARKET (0.0%)
  Bank of New York Cash Reserve                                                       78                       78
                                                                                                   --------------
  TOTAL MONEY MARKET (COST $78)                                                                                78
                                                                                                   --------------
  TOTAL INVESTMENTS (COST $26,106,876) (+) -- 98.2%                                                    22,513,433
  OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%                                                             428,181
                                                                                                   ==============
  TOTAL NET ASSETS -- 100.0%                                                                       $   22,941,614
                                                                                                   ==============





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


- ------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation                      $ 601,423
       Unrealized depreciation                     (4,194,866)
                                               ==============
       Net unrealized depreciation             $   (3,593,443)
                                               ==============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Step-up Bond.
(3) Security in Default.












    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
- ------------------------------------------------------------------------------


For the quarter ending June 30, 2002, the VIF-Emerging Markets Fund had a return of -9.12%, while our linked benchmark index (see Addendum) had a return of
- -5.59%. Brazil dominated developments during the quarter. Concerns about the October presidential elections caused the Brazil EMBI Global sub-index to fall almost 25% for the quarter. By the end of June, Brazil's problems and falling equity markets had cast a pall over all riskier assets. Consequently, other emerging markets, which had held up well through May, turned down in June. The Mexico EMBI Global sub-index was down 1.4% for the month, while Russia was off 1.3%. For the first half of the year, the Fund had a return of -6.64%, while our linked benchmark had a return of -0.44%.


                                [GRAPHIC OMITTED]


                                Second quarter          1 year          3 years         5 years         Since inception
                                --------------          ------          -------         -------         ---------------
VIF EMG Fund                        -9.12%              -11.07%           6.4%           1.89%               4.02%
Linked Benchmark Index              -5.59%              -11.14%          5.35%           3.34%               5.88%


THE BIG CONCERN IN BRAZIL IS THE SUBSTANTIAL LEAD IN THE PRESIDENTIAL POLLS HELD BY LULA, THE WORKERS' PARTY CANDIDATE. In the past, Lula advocated restructuring the country's debt, so when he began to widen his lead in April, the Brazilian market sold off. Although Serra, the government's candidate, narrowed the gap in June, the damage was done. We believe there is still a good chance that Serra will close the remaining gap. The campaign did not begin in earnest until July. Serra has used less of his free TV time than Lula, and has twice as much time available, since he is backed by two major parties. In addition, this is the fourth time Lula has run for president. The previous three times, Lula started strong and then faded as the election approached; on all three tries, Lula finished well behind the eventual winner.

THE FUND'S OTHER LARGE EXPOSURE IS IN MEXICO. Despite some weakness in June, Mexican sovereign bonds had a positive return for the quarter. However, corporate bonds had a loss. In the last two weeks of June, Mexican corporates fell nearly 6% on average. This appears to have been caused by market liquidity problems as a result of U.S. market turmoil rather than changes in Mexican issuer performance.

DURING THE QUARTER, WE MADE A MEANINGFUL CHANGE IN THE FUND'S STRATEGY. For years, the Fund has focused on Latin corporate bonds. However, with the removal of Argentina from our universe, the Fund's Latin corporate focus left it with large concentrations in Brazil and Mexico--30% and 50% in each case. Given the volatility of individual country performance, we felt this concentration did not provide sufficient diversification. Consequently, we took two steps to improve the Fund's composition.

FIRST, WE INCREASED DIVERSIFICATION BY COUNTRY. We reduced exposure in Mexico and Brazil from a combined 83% to 44%, spreading the remainder across 13 countries, the largest of which are Russia, the Philippines, Malaysia, Chile, and Poland. We believe this action will make the Fund less vulnerable to problems in any one country. In fact, given Brazil's poor performance in June, we believe the Fund's return would have been about 3% worse if we had not reduced its holdings in Brazil.

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
- ------------------------------------------------------------------------------

SECOND, WE IMPROVED THE LIQUIDITY OF THE FUND'S HOLDINGS. As part of the shift, we increased sovereign bonds from 31% to 41% of holdings. Sovereign bonds are usually more liquid than corporates. We took this step for two reasons. First, in some countries there are no suitable corporate bonds. Second, because we are investing in more countries, we must adjust the relative weightings among countries on a frequent basis, and the more-liquid sovereign bonds are better for this purpose. Sovereign bonds may eventually become a majority of the Fund's holdings.

In conjunction with this change, we also changed the Fund's benchmark index (see Addendum). The new benchmark, which took effect on June 1, is J.P. Morgan's Emerging Markets Bond Index--Global. EMBI Global is the broadest index available, covering $200 billion of bonds in 33 countries.

DESPITE THESE CHANGES, WE DID NOT CHANGE THE TWO CHARACTERISTICS THAT MAKE THE FUND UNIQUE: the emphasis on top-down sovereign analysis, and the use of corporate bonds to improve returns and diversify within countries. The use of a 33-country index does not mean we will invest in 33 countries without consideration of the fundamentals in those countries. In fact, at present we invest in only 16 countries. This decision is based first on whether a country has good prospects for sustainable economic improvement, and second on the return relative to the risk. Corporate bonds will remain a significant part of the Fund. It appears that over long periods of time, corporate bonds generate returns about 1% higher per year than same-country sovereigns. Consequently, we will use corporates in those countries where reasonable quality credits are available and where we do not require the higher liquidity of sovereigns.

At quarter-end, the Fund had a 30-day SEC yield of 11.24% and a current yield of 9.73%. The average duration was 4.63 years, and the average maturity was 6.96 years. The Net Asset Value per share at June 30th was $6.78. The Fund remains invested solely in dollar-denominated bonds. Approximately 51% of the Fund was invested in corporate bonds, with the remainder in government bonds and cash. The breakdown of the portfolio by country of issuer and credit rating is shown in the charts below.


                              [PIE CHARTS OMITTED]


Russia ........................ 19%            B ....................... 47%
Brazil ........................ 22%            BB ...................... 32%
Mexico ........................ 22%            BBB ..................... 21%
Cash ..........................  6%
Others ........................ 13%
Pol. ..........................  4%
Chile .........................  4%
Malay. ........................  5%
Phil. .........................  5%



Scott McKee
August 6, 2002

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                 ADDENDUM: CHANGING THE FUND'S BENCHMARK INDEX

In recent years, the emerging bond markets outside Latin America have grown dramatically, and now represent more than half of the investment universe. However, the Fund's prior benchmark, 50% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) and 50% J.P. Morgan Latin Eurobond Index (LEI), does not reflect this expansion of the market. As shown in the chart on the left, the 50/50 benchmark remains concentrated in Latin America. Mexican bonds alone are one-third of the old benchmark, and Latin bonds in total are nearly 80%. Consequently, in order to use a benchmark that better reflects the market, and to match the Fund's current investment strategy, we elected to change the benchmark to the J.P. Morgan Emerging Markets Bond Index--Global (EMBI Global). As shown in the chart on the right, Latin bonds are only about half of the EMBI Global, while bonds from countries in the EMEA region (Europe, Middle East, and Africa) and Asia are better represented.


                              [PIE CHARTS OMITTED]


50% EMBI+ / 50% LEI COMPOSITION                     EMBI GLOBAL COMPOSITION

Russia .................... 10%                 Russia .................... 15%
Other EMEA ................  7%                 Other EMEA ................ 16%
Asia ......................  4%                 Asia ...................... 17%
Mexico .................... 34%                 Mexico .................... 20%
Other Latins .............. 45%                 Other Latins .............. 32%


As a result of this change in the benchmark, we will report benchmark performance in three ways for the next year. We will show the performance of the prior benchmark (50% EMBI+/50% LEI), the new benchmark (EMBI Global), and a linked index, which will be the 50/50 index from inception through May 31 this year, and the EMBI Global from June 1 to date. The chart on the front page of this letter shows the Fund's performance relative to the linked index. The chart below shows the Fund's performance relative to all three indices.


                              [BAR CHART OMITTED]


                                        Second quarter          1 year          3 years         5 years         Since inception
                                        --------------          ------          -------         -------         ---------------
Offit VIF Emerging Markets Fund             -9.12%              -11.07%           6.4%            1.89%               4.02%
50/50 (prior benchmark)                      -7.2%              -12.43%          4.79%            2.96%                5.9%
EMBI Global (new benchmark)                 -4.61%               -3.34%          9.72%             5.5%               9.04%
Linked index                                -5.59%              -11.14%          5.35%            3.34%               5.88%

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                      SHARES OR
                                                                      PRINCIPLE              MARKET
                                                                        AMOUNT               VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (46.8%)

 BEVERAGES NON-ALCOHOLIC (7.4%)
  BRAZIL (3.4%)
   CIA Brasileira De Bebida, 10.50%, 12/15/11                         $ 300,000         $       225,000
                                                                                        ---------------
  CHILE (4.0%)
   Embotelladora Arica S.A., 9.875%, 03/15/06                           250,000 (1)             261,622
                                                                                        ---------------
                                                                                                486,622
                                                                                        ---------------
 CABLE & SATELLITE (2.9%)
  MEXICO (2.9%)
   Innova S.de R.L., 12.875%, 04/01/07                                  250,000                 195,000
                                                                                        ---------------
 ELECTRONICS (2.6%)
  TURKEY (2.6%)
   Vestel Electronics, 11.50%, 05/14/07                                 200,000                 170,000
                                                                                        ---------------
 INDUSTRIAL (4.0%)
  BRAZIL (4.0%)
   Vicap S.A., 11.375%, 05/15/07                                        300,000                 261,000
                                                                                        ---------------
 MEDIA (4.3%)
  BRAZIL (1.4%)
   Globo Communicacoes Participacoes, 10.625%, 12/05/08                 250,000                  90,000
                                                                                        ---------------
  MEXICO (2.9%)
   TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07          200,000                 194,000
                                                                                        ---------------
                                                                                                284,000
                                                                                        ---------------
 OIL/GAS (11.4%)
  BRAZIL (6.8%)
   Cia Petrolifera Marlim, 12.25%, 09/26/08                             500,000                 450,000
                                                                                        ---------------
  MALAYSIA (4.6%)
   Petronas Capital Ltd, 7.00%, 05/22/12                                300,000                 304,453
                                                                                        ---------------
                                                                                                754,453
                                                                                        ---------------
 PACKAGING (0.9%)
  MEXICO (0.9%)
   Corporacion Durango S.A de C.V., 13.125%, 08/01/06                    72,000                  61,200
                                                                                        ---------------
 RETAIL (4.3%)
  MEXICO (4.3%)
   Grupo Elektra S.A. de C.V., 12.00%, 04/01/08                         300,000                 285,000
                                                                                        ---------------
 TELECOMMUNICATIONS (9.0%)
  BRAZIL (3.8%)
   Comtel Brasileira Ltd., 10.75%, 09/26/04                             350,000                 248,500
                                                                                        ---------------
  MEXICO (2.3%)
   Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06                        200,000                 150,000
                                                                                        ---------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                  SHARES OR
                                                                  PRINCIPLE            MARKET
                                                                    AMOUNT              VALUE
- ------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

 TELECOMMUNICATIONS (CONTINUED)
  PHILIPPINES (1.5%)
   Philippine Long Distance Telephone, 11.375%, 05/15/12          $ 100,000          $    98,000
                                                                                     -----------
  THAILAND (1.4%)
   Total Access Communications, 8.375%, 11/04/06                    100,000               96,000
                                                                                     -----------
                                                                                         592,500
                                                                                     -----------

   TOTAL CORPORATE BONDS (COST $3,579,476)                                             3,089,775
                                                                                     -----------
FOREIGN GOVERNMENTS (45.2%)

 SOVEREIGN DEBT (45.2%)
  BRAZIL (6.0%)
   Brazil Development Fund, 9.625%, 12/12/11                        400,000              280,000
   Republic of Brazil, 9.375%, 04/07/08                             200,000              115,000
                                                                                     -----------
                                                                                         395,000
                                                                                     -----------
  BULGARIA (2.3%)
   Republic of Bulgaria, 8.25%, 01/15/15                            150,000              149,250
                                                                                     -----------
  MEXICO (4.5%)
   United Mexican States, 7.50%, 01/14/12                           300,000              296,550
                                                                                     -----------
  PANAMA (1.4%)
   Republic of Panama, 9.375%, 07/23/12                             100,000               94,000
                                                                                     -----------
  PERU (1.4%)
   Republic of Peru, 9.125%, 02/21/12                               100,000               90,550
                                                                                     -----------
  PHILIPPINES (3.1%)
   Republic of Philippines, 9.375%, 01/18/17                        200,000              204,000
                                                                                     -----------
  POLAND (4.5%)
   Republic of Poland, 6.00%, 10/27/14                              294,000 (2)          294,735
                                                                                     -----------
  RUSSIA (18.5%)
   Ministry Finance Russia Series V, 3.00%, 05/14/08                800,000              540,000
   Ministry Finance Russia Series VII, 3.00%, 05/14/11            1,200,000              684,000
                                                                                     -----------
                                                                                       1,224,000
                                                                                     -----------
  UKRAINE (1.4%)
   Ukraine Government, 11.00%, 03/15/07                              89,000               90,380
                                                                                     -----------
  URUGUAY (0.8%)
   Republic of Uruguay, 7.625%, 01/20/12                            100,000               57,000
                                                                                     -----------
  VENEZUELA (1.3%)
   Republic of Venezuela, 13.625%, 08/15/18                        100,000                85,000
                                                                                     -----------
   TOTAL FOREIGN GOVERNMENTS (COST $3,193,039)                                         2,980,465
                                                                                     -----------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                         SHARES OR
                                                                         PRINCIPLE           MARKET
                                                                          AMOUNT             VALUE
- -----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.1%)
   Bank of New York Repurchase Agreement, 1.80%, 07/01/02
   (dated 06/28/02: proceeds $401,960 collateralized by
   $401,000 Federal Home Loan Bank Bond, 7.00%, due 02/15/03,
   valued at $423,922).                                                  $ 401,900        $   401,900
                                                                                          -----------
   TOTAL REPURCHASE AGREEMENT (COST 401,900)                                                  401,900
                                                                                          -----------
MONEY MARKET FUND (0.0%)
   Bank of New York Cash Reserve                                                 8                  8
                                                                                          -----------
   TOTAL MONEY MARKET FUND (COST $8)                                                                8
                                                                                          -----------
   TOTAL INVESTMENTS (COST $7,174,423) (+) -- 98.1%                                         6,472,148
   OTHER ASSETS IN EXCESS OF LIABILITIES   1.9%                                               127,412
                                                                                          -----------
   TOTAL NET ASSETS -- 100.0%                                                             $ 6,599,560
                                                                                          ===========



- ------------------------------------------------------------------------------
+ At June 30, 2002, the cost for federal income tax purposes was $7,174,423. Net unrealized depreciation was $702,275. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,361 and aggregate gross unrealized depreciation for all secutities in which there was an excess of tax cost over market value of $730,636.

(1) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Interest rate shown is the rate in effect at June 30, 2002

    Country Diversification (as a percentage of Total Investments):

       Brazil                                                            25.8%
       Bulgaria                                                           2.3%
       Chile                                                              4.0%
       Malaysia                                                           4.7%
       Mexico                                                            18.3%
       Panama                                                             1.5%
       Peru                                                               1.4%
       Philippines                                                        4.7%
       Poland                                                             4.5%
       Russia                                                            18.9%
       Thailand                                                           1.5%
       Turkey                                                             2.6%
       Ukraine                                                            1.4%
       United States                                                      6.2%
       Uruguay                                                            0.9%
       Venezuela                                                          1.3%
                                                                     ---------
                                                                        100.0%
                                                                     =========




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------

As media sources have widely publicized, investor confidence has been severely shaken by issues related to management credibility, accounting and financial statement integrity, slumping corporate profits, geo-political instability and the ongoing threat of terrorism. Encouraging economic news (low inflation, high productivity, and evidence of a stable consumer) is regularly overshadowed by disturbing global headlines.

Against this market background, the first half was one of the most difficult environments we can remember in our long history of investing. Short-term, company specific disappointments in a few of the funds holdings were exacerbated by the declining stock market, which had no tolerance for bad news. As a result, for the first half of 2002, the VIF-DJG Value Equity Fund returned -12.79% versus -13.15% for the S&P 500. Since inception the respective compound annual returns were 8.42% for the Fund and 6.69% for the S&P 500.

As we examine the battered market, it is apparent that the true turmoil remains below the surface. Some sectors of the market have incurred only limited damage, and their relative valuations remain high. Other areas including the technology and telecommunications sectors, where we have selective value holdings, have been pummeled by a confluence of negative industry and company-specific news. These stocks, despite the inherent growth characteristics of the industries in which they operate, have been driven down to prices substantially - in some cases dramatically - below their respective intrinsic values.

We feel strongly that the market's intense negativism towards selective portfolio holdings is not representative of a commensurate decline in their business outlook or underlying values. Considerable discounting of the negative factors has already taken place, and we believe the selling in these exceptionally depressed sectors is overdone. Furthermore, as more and more stock prices recede in the wake of the bear market, the "disconnect" between fundamental values and stock prices is widening. This should unveil some excellent investment opportunities in the near term. Finally, as confidence in the economy increases, the dearth of mergers and acquisitions activity (which has been a meaningful source of appreciation for us in more normal times) should reverse, and financially healthy corporations will once again begin to bid up attractively priced assets.

At the present time, we estimate that the funds top 20 holdings are selling at a discount of approximately 50% from our appraisal of their intrinsic value. The reward side of the Fund's risk/reward profile has clearly increased. If prices continue to recede in the coming weeks, we expect to add to some existing holdings and initiate positions in new opportunities. This should position the Fund for a substantial rebound once investor sentiment improves, and importantly, provide a base from which attractive rates of return can be created over the long term.

Erwin A. Zeuschner
David J. Greene and Company, LLC
August 6, 2002

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                 SHARES OR
                                                 PRINCIPLE            MARKET
                                                  AMOUNT              VALUE
- ------------------------------------------------------------------------------
COMMON STOCKS (84.3%)

  AGRICULTURE (3.0%)
   IMC Global, Inc.                               12,950            $  161,875
                                                                    ----------
  BEVERAGES (2.2%)
   PepsiAmericas, Inc.                             8,000               119,520
                                                                    ----------
  COMPUTER EQUIPMENT (3.7%)
   NCR Corp.*                                      4,000               138,400
   Quantum Corp.*                                 15,000                63,000
                                                                    ----------
                                                                       201,400
                                                                    ----------
  COMPUTER SOFTWARE (1.4%)
   Computer Associates International, Inc.         5,000                79,450
                                                                    ----------
  ENTERTAINMENT (1.7%)
   The Walt Disney Co.                             5,000                94,500
                                                                    ----------
  FINANCIAL SERVICES (19.1%)
   Cendant Corp.*                                 19,944               316,711
   eFunds Corp.                                   10,000                94,890
   Pittston Brink's Group                          9,000               216,000
   SouthTrust Corp.                                6,000               156,720
   Washington Mutual, Inc.                         6,950               257,914
                                                                    ----------
                                                                     1,042,235
                                                                    ----------
  HEALTH CARE (5.7%)
   AdvancePCS*                                     5,000               119,700
   HEALTHSOUTH Corp.*                             15,000               191,850
                                                                    ----------
                                                                       311,550
                                                                    ----------
  INDUSTRIAL (2.3%)
   Wabtec Corp.                                    9,000               128,250
                                                                    ----------
  MANUFACTURING (9.6%)
   Cytec Industries, Inc.*                         2,500                78,600
   Kimberly-Clark Corp.                            3,000               186,000
   Navistar International Corp.*                   5,500               176,000
   Tyco International Ltd.                         6,000                81,060
                                                                    ----------
                                                                       521,660
                                                                    ----------
  MEDICAL HOSPITAL SERVICES (3.4%)
   Health Net, Inc.*                               7,000               187,390
                                                                    ----------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                              SHARES OR
                                              PRINCIPLE          MARKET
                                               AMOUNT            VALUE
- -------------------------------------------------------------------------
COMMON STOCKS (continued)
  PACKAGING & CONTAINERS (2.2%)
   Pactiv Corp.*                                   5,000       $  119,000
                                                               ----------
  PHARMACEUTICALS (4.3%)
   ICN Pharmaceuticals, Inc.                       5,000          121,050
   IVAX Corp.*                                    10,500          113,400
                                                               ----------
                                                                  234,450
                                                               ----------
  RETAIL (11.3%)
   Albertson's, Inc.                               6,000          182,760
   CVS Corp.                                       6,000          183,600
   Footstar, Inc.*                                 5,500          134,585
   The TJX Companies, Inc.                         6,000          117,660
                                                               ----------
                                                                  618,605
                                                               ----------
  TECHNOLOGY (1.5%)
   Genuity, Inc.*                                  4,675           17,765
   Unisys Corp.*                                   7,000           63,000
                                                               ----------
                                                                   80,765
                                                               ----------
  TELECOMMUNICATIONS (9.6%)
   AT&T Corp.                                      6,000           64,200
   AT&T Wireless Services Inc.*                   20,965          122,645
   Cablevision Systems New York Group*             3,500           33,110
   Sprint Corp.                                    3,000           31,830
   Telephone and Data Systems, Inc.                2,500          151,375
   Verizon Communications, Inc.                    3,000          120,450
                                                               ----------
                                                                  523,610
                                                               ----------
  TRANSPORTATION (0.6%)
   GATX Corp.                                      1,100           33,110
                                                               ----------
  UTILITIES (2.7%)
   Constellation Energy Group, Inc.                5,000          146,700
                                                               ----------
   TOTAL COMMON STOCKS (COST $4,988,798)                        4,604,070
                                                               ----------
RIGHTS/WARRANTS (0.0%)
  FINANCIAL SERVICES (0.0%)
   Dime Bancorp, Inc.*                             8,000              800
                                                               ----------
   TOTAL RIGHTS/WARRANTS (COST $1,136)                                800
                                                               ----------





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)



                                                    SHARES OR
                                                    PRINCIPLE          MARKET
                                                     AMOUNT            VALUE
- ------------------------------------------------------------------------------
MONEY MARKET FUND (15.7%)
   Bank of New York Cash Reserve                    $ 857,741       $   857,741
                                                                    -----------
   TOTAL MONEY MARKET FUND (COST $857,741)                              857,741
                                                                    -----------

   TOTAL INVESTMENTS (COST $5,847,675) (+) -- 100.%                   5,462,611
   LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                          (3,548)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0%                                       $ 5,459,063
                                                                    -----------


- -----------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

             Unrealized appreciation                      $    719,373
             Unrealized depreciation                        (1,104,437)
                                                          ------------
             Net unrealized depreciation                  $   (385,064)
                                                          ============

*  Denotes non-income producing security for the period ending June 30, 2002














    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------

The quarter was not a pleasant one from a performance standpoint as you are well aware. The fundamentals of most of the companies in your portfolio, however, were far better than the market action would have indicated. Negative earnings surprises during first quarter releases - off which at least some of the early second quarter performance was based - were nearly non-existent and yet stocks declined in the face of this relatively good corporate news.

We made relatively few changes in industry weights during the quarter. The most significant overweights during the quarter were a 17% overweight in technology - a position we moved to around the end of the first quarter and a 2x overweight in transportation. We believe that technology companies are close to turning the corner on earnings improvements. Given the improvement in order rates at Taiwan Fabs (plants) and the improving orders most of our companies tell us they are seeing, we believe that the second half will be an improvement over the first half for technology. At the end of the 2nd quarter the Russell rebalancing added over 200 basis points to the technology weights in the Growth index. We have not increased our weights leaving us with a 5% overweight in the industry.

In the transportation sector we have placed our biggest weights in the truckload industry where the news is good and getting better. Shipments are improving daily and the deadhead miles (the miles that a truck runs empty on its return) are decreasing weekly. We remain convinced that the outlook for regional airlines - those that fly-for-fees - is excellent. These companies are not subject to the vagaries of fare increases and decreases or changes in the price of fuel. Traffic (air miles flown) is increasing sharply along with capacity increases.

On the underweight side, at the end of the second quarter your biotech weight was less than half that of the Russell 2000 Growth index. Our rationale here is that the lack of an FDA chairman is a serious stumbling block for the biotech as well as the pharmaceutical industries. Clinical trials are not being approved and many new drugs applications have been left unapproved.

Communication services weight was almost non-existent in the quarter as we reduced weights sharply. This industry has been eliminated completely as of the early part of June. The overcapacity situation in the industry is substantial and we believe that your exposure should be nil. Both biotech and communication services underweights helped the relative performance of the account substantially during the quarter.

With the rebalancing of the Russell at the end of June nearly 400 basis points were added to the financial sector of the Russell 2000 Growth Index. As of the end of the quarter - before the rebalancing - we were slightly overweighted in finance. Since June 30 we have reduced our bank holdings (Mississippi Valley Bancorp was acquired by another bank in the mid West and we sold our position, and we reduced our percentage holding in Commerce Bancorp) as we believe that most of the positive news that came from declining interest rates over the past two years is priced into bank stocks. As a result of these changes we are now roughly 40% underweight in finance.

We were underweighted in the consumer sector midway through the second quarter, as we believed that these stocks were discounting much of the good news. With the pull back in the market of late we are considering reentering some of these companies as fundamentals remain strong and valuations are more reasonable. We are taking our time in doing the latter as we

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
- ------------------------------------------------------------------------------

believe that consumers may be somewhat tentative in spending in the third quarter given the losses their net worth's absorbed in the first half of the year.

With reference to healthcare other than biotech, we exited the 2nd quarter as we entered it: underweighted. Many companies within these industries have continued their market-related decline in the early part of the third quarter and we are beginning to add to positions particularly in the hospital and PBM industries where fundamentals remain strong and cyclical worries are not a factor.

The current malaise affecting the financial markets is certainly heavily tied to general mistrust of corporate managements following the negative financial disclosures of WorldCom, Xerox, Enron, Vivendi and a few other highly visible larger cap domestic and international companies. This situation, on top of the seemingly ever present Middle East problems and threats of terrorism, is very unfortunate as it also camouflages a steadily improving economy. We are paying more attention to corporate Board representation in our companies (preferring outside directors to be in the majority) and as always, are focused on cash returns as well as earnings growth.

One of the best indicators of an improving economy is that of rising profits. According to First Call estimates, the second quarter of 2002 will be the first one in five quarters in which earnings, as measured by the S&P 500, will increase on a year over year basis. We believe that the majority of our companies will produce earnings gains and in quite a few cases, very strong earnings results. For the year as a whole we believe that earnings gains for your companies will amount to roughly 25%. We believe the third and fourth quarters of this year, given easy comparisons with 2001, will demonstrate increasingly positive gains.

Inflation has remained very low. It should be no great surprise that in the year following a slowdown/recession inflation normally remains low and in many cases declines. The simplistic explanation is that most businesses following a period of weak sales make every effort to bring sales in the door. Raising prices in the face of barely recovering demand would not be practical. We anticipate that prices will begin to rise in 2003 as business is on a more stable footing. Rising inflation, as long as it is not extreme is a positive for small cap company fundamentals as it affords these companies a better pricing environment.

The disconnect that has occurred between the market and the economy in 2002, is not unique to this year. Unfortunately at the time of such a disconnect many investors are unable to see the forest (good) for the trees (bad). We strongly believe that the US financial machine is not broken but simply bent and that corporate mistrust will pass as companies produce far cleaner balance sheets and income statements along with rising profits.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                SHARES OR
                                                PRINCIPLE         MARKET
                                                 AMOUNT            VALUE
- --------------------------------------------------------------------------
COMMON STOCKS (95.7%)

 AIRLINES (2.1%)
  Atlantic Coast Airlines Holdings, Inc.*            900        $   19,530
  Frontier Airlines, Inc.*                           450             3,658
  Mesa Air Group, Inc.*                              500             4,600
  SkyWest, Inc.                                    1,250            29,237
                                                                ----------
                                                                    57,025
                                                                ----------
 BANKING (6.6%)
  Alabama National Bancorp                           600            25,974
  Boston Private Financial Holdings, Inc.          1,400            34,636
  Commerce Bancorp, Inc.                             300            13,260
  Doral Financial Corp.                              650            21,703
  Investors Financial Services Corp.               1,400            46,956
  Net.B@nk, Inc.*                                  1,450            16,892
  Southwest Bancorporation of Texas, Inc.*           650            23,543
                                                                ----------
                                                                   182,964
                                                                ----------
 BUSINESS SERVICES (3.3%)
  Maverick Tube Corp.*                             1,200            18,000
  MPS Group Inc.*                                  2,100            17,850
  National Processing, Inc.*                         950            24,510
  Oshkosh Truck Corp.                                300            17,733
  Scholastic Corp.*                                  350            13,265
                                                                ----------
                                                                    91,358
                                                                ----------
 CHEMICAL (0.9%)
  Cabot Microelectronics Corp.*                      200             8,632
  Cytec Industries, Inc.*                            550            17,292
                                                                ----------
                                                                    25,924
                                                                ----------
 COMPUTERS (5.0%)
  Agile Software Corp.*                            2,900            21,083
  Anteon International Corp.*                        950            24,016
  CACI International, Inc.*                          400            15,276
  MatrixOne, Inc.*                                 2,300            13,823
  NetIQ Corp.*                                       750            16,972
  Plumtree Software, Inc.*                           700             3,486






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                              SHARES OR
                                              PRINCIPLE           MARKET
                                                AMOUNT             VALUE
- ---------------------------------------------------------------------------
COMMON STOCKS (continued)

 COMPUTERS (CONTINUED)
  Retek, Inc.*                                    850          $    20,655
  Saga Systems Inc.*                            5,410                    -
  TALX Corp.                                      850               16,116
  THQ, Inc.*                                      300                8,946
                                                               -----------
                                                                   140,373
                                                               -----------
 CONSUMER DURABLES (1.3%)
  Monaco Coach Corp.*                             600               12,780
  SCP Pool Corporation*                           550               15,268
  Steiner Leisure, Ltd.*                          500                7,250
                                                               -----------
                                                                    35,298
                                                               -----------
 DATA PROCESSING (1.8%)
  Fair, Isaac & Co., Inc.                         650               21,365
  Global Payments, Inc.                           500               14,875
  Interactive Data Corp.*                         900               13,104
                                                               -----------
                                                                    49,344
                                                               -----------
 EDUCATION (0.4%)
  Renaissance Learning, Inc.*                     600               12,132
                                                               -----------
 ELECTRICAL EQUIPMENT (0.6%)
  WESCO International, Inc.*                    2,562               16,141
                                                               -----------
 ELECTRONICS (10.6%)
  Axcelis Technologies, Inc.*                   1,050               11,865
  Benchmark Electronics, Inc.*                  1,150               33,350
  C&D Technologies, Inc.                          650               11,713
  Engineered Support Systems, Inc.                400               20,920
  Parlex Corp.*                                 2,500               30,250
  Power Integrations, Inc.*                     1,400               25,059
  Power-One, Inc.*                              3,750               23,325
  Powerwave Technologies, Inc.*                 1,650               15,114
  QLogic Corp.*                                   600               22,860
  SanDisk Corp.*                                1,700               21,080
  Semtech Corp.*                                  250                6,675
  SIPEX Corp.*                                  3,650               17,845
  Therma-Wave, Inc.*                            3,500               39,865





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- -----------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                   SHARES OR
                                                   PRINCIPLE         MARKET
                                                     AMOUNT          VALUE
- -----------------------------------------------------------------------------
COMMON STOCKS (continued)

 ELECTRONICS (CONTINUED)
  Tweeter Home Entertainment Group, Inc.*            1,000        $    16,340
                                                                  -----------
                                                                      296,261
                                                                  -----------
 FOOD AND KINDRED PRODUCTS (1.1%)
  Performance Food Group Co.*                          590             19,977
  United Natural Foods, Inc.*                          600             11,700
                                                                  -----------
                                                                       31,677
                                                                  -----------
 HEALTH CARE (2.6%)
  Community Health Systems, Inc.*                      450             12,060
  LifePoint Hospitals, Inc.*                           300             10,893
  Neurocrine Biosciences, Inc.*                        300              8,595
  Orthodontic Centers of America, Inc.*                550             12,677
  Protein Design Labs, Inc.*                           400              4,344
  Province Healthcare Co. *                            625             13,975
  Universal Health Services, Inc.*                     200              9,800
                                                                  -----------
                                                                       72,344
                                                                  -----------
 HOME FURNISHINGS (2.4%)
  Cost Plus, Inc.*                                     500             15,229
  Ethan Allen Interiors, Inc.                          500             17,425
  Furniture Brands International, Inc.*                650             19,662
  Mohawk Industries, Inc. *                            254             15,629
                                                                  -----------
                                                                       67,945
                                                                  -----------
 HOTELS & GAMING (1.7%)
  Extended Stay America, Inc.*                       1,500             24,330
  Penn National Gaming, Inc.*                        1,300             23,595
                                                                  -----------
                                                                       47,925
                                                                  -----------
 INDUSTRIAL (3.4%)
  Flowserve Corp.*                                     600             17,880
  Foundry Networks, Inc.*                            1,750             12,302
  MSC Industrial Direct Co., Inc.*                     900             17,550
  Shaw Group, Inc.*                                  1,550             47,585
                                                                  -----------
                                                                       95,317
                                                                  -----------







    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                               SHARES OR
                                               PRINCIPLE        MARKET
                                                AMOUNT          VALUE
- --------------------------------------------------------------------------
COMMON STOCKS (continued)

 INSURANCE (3.4%)
  Brown & Brown, Inc.                              550       $     17,325
  HCC Insurance Holdings, Inc.                   1,050             27,667
  Markel Corp.*                                    250             49,250
                                                             ------------
                                                                   94,242
                                                             ------------
 INVESTMENT COMPANIES (0.5%)
  American Capital Strategies, Ltd.                500             13,735
                                                             ------------
 MEDICAL EQUIPMENT AND SUPPLIES (4.8%)
  Cyberonics, Inc.*                                250              3,280
  Endocare, Inc.*                                1,100             14,531
  Enzon, Inc.*                                     200              4,922
  Henry Schein, Inc.*                              450             20,025
  Integra LifeSciences Holdings*                   400              8,700
  InterMune, Inc.*                                 450              9,495
  Ocular Sciences, Inc.*                           400             10,600
  Priority Healthcare Corp.*                       750             17,625
  Respironics, Inc.*                               800             27,240
  Therasense, Inc.*                                900             16,623
                                                             ------------
                                                                  133,041
                                                             ------------
 OIL & GAS EXPLORATION (8.3%)
  Comstock Resources, Inc.*                      2,400             18,240
  Core Laboratories N.V.*                          900             10,818
  Evergreen Resources, Inc.*                       300             12,750
  Global Industries, Ltd.*                       1,750             12,232
  Horizon Offshore, Inc.*                        2,432             20,526
  Newpark Resources, Inc.*                       1,890             13,891
  Oceaneering International, Inc.*                 800             21,600
  Patterson-UTI Energy, Inc.*                    1,000             28,230
  Pride International, Inc.*                     1,400             21,924
  Spinnaker Exploration Co.*                       250              9,005
  Ultra Petroleum Corp.*                         2,850             21,631
  Unit Corp.*                                      700             12,145
  Willbros Group, Inc.*                          1,650             28,050
                                                             ------------
                                                                  231,042
                                                             ------------







    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                      SHARES OR
                                                      PRINCIPLE       MARKET
                                                       AMOUNT         VALUE
- ------------------------------------------------------------------------------
COMMON STOCKS (continued)

 OIL & GAS FIELD MACHINERY & EQUIPMENT (1.1%)
  Gulf Island Fabrication, Inc.*                          650      $     11,921
  National-Oilwell, Inc.*                                 850            17,892
                                                                   ------------
                                                                         29,813
                                                                   ------------
 PHARMACEUTICALS (5.9%)
  Accredo Health, Inc.*                                   550            25,377
  AdvancePCS*                                             900            21,546
  AtheroGenics, Inc.*                                   1,900            13,623
  Caremark Rx, Inc.*                                    1,100            18,150
  Charles River Laboratories International, Inc.*         500            17,525
  ILEX Oncology, Inc.*                                    500             7,045
  Medarex, Inc.*                                          900             6,678
  Medicis Pharmaceutical Corp.*                           550            23,518
  OSI Pharmaceuticals, Inc.*                              500            12,010
  Scios, Inc.*                                            650            19,896
                                                                   ------------
                                                                        165,368
                                                                   ------------
 RESTAURANTS (2.3%)
  Applebee's International, Inc.                          525            12,049
  Outback Steakhouse, Inc.*                               350            12,285
  RARE Hospitality International, Inc.*                   700            18,844
  Ruby Tuesday, Inc.                                    1,000            19,400
                                                                   ------------
                                                                         62,578
                                                                   ------------
 RETAIL (5.5%)
  Abercrombie & Fitch Co. - Class A*                      200             4,824
  AnnTaylor Stores Corp.*                                 375             9,521
  Barnes & Noble, Inc.*                                   400            10,572
  The Children's Place Retail Stores, Inc.*               250             6,625
  Copart, Inc.*                                         1,150            18,665
  Dollar Tree Stores, Inc. *                              450            17,735
  Duane Reade, Inc.*                                      450            15,323
  Family Dollar Stores, Inc.                              150             5,288
  Guitar Center, Inc.*                                    550            10,203
  The Men's Wearhouse, Inc.*                              450            11,475
  Michaels Stores, Inc.*                                  150             5,850
  The Sports Authority, Inc.*                           1,000            11,360
  Too, Inc.*                                              400            12,320






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                               SHARES OR
                                               PRINCIPLE       MARKET
                                                AMOUNT          VALUE
- ------------------------------------------------------------------------
COMMON STOCKS (continued)

 RETAIL (CONTINUED)
  Williams Sonoma, Inc.*                           400      $     12,264
                                                            ------------
                                                                 152,025
                                                            ------------
 SEMICONDUCTORS (4.1%)
  Asyst Technologies, Inc.*                      1,450            29,508
  ATMI, Inc.*                                      550            12,304
  Integrated Circuit Systems, Inc.*              1,000            20,190
  LTX Corp.*                                     1,250            17,850
  Micrel, Inc.*                                    850            12,223
  Oak Technology, Inc.*                          2,700            12,231
  Skyworks Solutions Inc                         1,650             9,158
                                                            ------------
                                                                 113,464
                                                            ------------
 SERVICES- MANAGEMENT SERVICES (1.0%)
  DiamondCluster International, Inc.*              650             3,887
  The Management Network Group, Inc.  *          4,650            10,788
  Vastera, Inc.*                                 2,750            12,073
                                                            ------------
                                                                  26,748
                                                            ------------
 TECHNOLOGY (4.2%)
  Exar Corp.*                                    2,600            51,272
  Mettler-Toledo International, Inc.*              500            18,435
  Moldflow Corp.*                                2,550            20,094
  NetSolve, Inc.*                                2,850            20,492
  Nuance Communications, Inc.*                   1,750             7,315
                                                            ------------
                                                                 117,608
                                                            ------------
 TELECOMMUNICATIONS (4.8%)
  Advanced Fibre Communications, Inc.*           1,250            20,675
  Cox Radio, Inc.*                                 900            21,690
  Cumulus Media, Inc. - Class A                  1,200            16,536
  Extreme Networks, Inc.*                          800             7,816
  Insight Communications Co., Inc.*              1,450            17,647
  Mediacom Communications Corp.*                 1,250             9,738
  Radio One, Inc. - Class D*                     1,500            22,305
  Salem Communications Corp. - Class A*            700            17,409
                                                            ------------
                                                                 133,816
                                                            ------------





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                     SHARES OR
                                                     PRINCIPLE         MARKET
                                                       AMOUNT           VALUE
- ------------------------------------------------------------------------------
COMMON STOCKS (continued)

 TRANSPORTATION (4.7%)
  Covenant Transport, Inc. - Class A*                    1,200      $     25,500
  Expeditors International of Washington, Inc.             300             9,948
  Forward Air Corp.*                                       600            19,668
  Heartland Express, Inc.*                               1,100            26,323
  Knight Transportation, Inc.*                             750            17,393
  P.A.M. Transportation Services, Inc*                     850            20,417
  UTI Worldwide, Inc.                                      600            11,862
                                                                    ------------
                                                                         131,111
                                                                    ------------
 WASTE MANAGEMENT (1.3%)
  Casella Waste Systems, Inc.*                             750             9,008
  Waste Connections, Inc.*                                 900            28,116
                                                                    ------------
                                                                          37,124
                                                                    ------------
  TOTAL COMMON STOCKS (COST $2,976,251)                                2,663,743
                                                                    ------------
 MONEY MARKET FUND (3.5%)
  Bank of New York Cash Reserve                       $ 96,519            96,519
                                                                    ------------
  TOTAL MONEY MARKET FUND (COST $96,519)                                  96,519
                                                                    ------------
  TOTAL INVESTMENTS (COST $3,072,770) (+) - 99.2%                      2,760,262
  OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%                            24,099
                                                                    ------------
  TOTAL NET ASSETS -- 100.0%                                        $  2,784,361
                                                                    ============


- ------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation                            $ 61,426
        Unrealized depreciation                            (373,934)
                                                      --------------
        Net unrealized depreciation                      $ (312,508)
                                                      ==============

*  Denotes non-income producing security for the period ending June 30, 2002.





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------

The total return for the VIF-OFFIT Total Return Fund was 3.01% for the first half of 2002 and 7.21% for the 12 months ending June 30, 2002. In comparison, the Lehman Brothers Aggregate Bond Index returned 3.80% and 8.63% for those periods, respectively. As of June 30, 2002, the Fund's Net Asset Value was $10.61 and its 30-day SEC yield was 4.18%. The average maturity of the Fund was
5.0 years with a 3.8 year duration.

The 2001 Annual Report letter noted that we believed the economy had turned from recession and that the interest rate cycle would follow suit. In anticipation of these events, the portfolio was positioned to gain from the cyclical upswing namely higher rates and narrower credit spreads. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, the investment strategy served the portfolio well with the major exception of its holding too large an allocation in high yield and emerging markets. Total return consequently underperformed the benchmark. Aiding performance was the overallocation to mortgages and the absence of investment-grade credit exposure beyond a 10-year maturity. Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected especially as it negatively impacted high yield. This devaluation was, in fact, the key factor pulling Treasury rates lower. In response, the portfolio structure was modified in early June by reducing the overallocation to mortgages. This allowed portfolio performance to better track the decline in rates.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, dollar weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.


Steven Blitz                                                  Michael J. Kennedy
August 6, 2002

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                           SHARES OR
                                                                           PRINCIPAL            MARKET
                                                                            AMOUNT              VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (16.7%)

 FINANCIAL SERVICES (14.5%)
    Bank of America Corp., 7.40%, 01/15/11                                 $ 25,000           $  27,380
    Bank One Corp., 7.875%, 08/01/10                                         25,000              28,361
    CIT Group, Inc., 7.625%, 08/16/05                                        35,000              34,478
    Duke Capital Corp., 7.25%, 10/01/04                                      25,000              26,727
    Ford Motor Credit Corp., 6.875%, 02/01/06                                25,000              25,576
    General Motors Acceptance Corp., 6.75%, 01/15/06                         25,000              25,955
    Household Finance Corp., 6.50%, 11/15/08                                 25,000              25,080
    J.P. Morgan Chase & Co., 6.75%, 02/01/11                                 25,000              25,913
    Sears Roebuck Acceptance, 7.00%, 02/01/11                                25,000              26,041
    Wells Fargo Bank N.A., 6.45%, 02/01/11                                   25,000              26,129
                                                                                              ---------
                                                                                                271,640
                                                                                              ---------
 TELECOMMUNICATIONS (2.2%)
    Verizon Communications, 6.36%, 04/15/06                                  40,000              41,110
                                                                                              ---------
    TOTAL CORPORATE BONDS (COST $305,386)                                                       312,750
                                                                                              ---------

FEDERAL HOME LOAN MORTGAGE CORPORATION (16.8%)
    Federal Home Loan Mortgage Corp., 5.125%, 10/15/08                      125,000             127,324
    Federal Home Loan Mortgage Corp., 6.625%, 09/15/09                      170,000             186,466
                                                                                              ---------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $286,580)                                313,790
                                                                                              ---------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.5%)
    Federal National Mortgage Assoc., 6.375%, 06/15/09                       95,000             102,760
                                                                                              ---------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $92,429)                                  102,760
                                                                                              ---------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.4%)
    Government National Mortgage Assoc., 6.50%, 04/15/29                     40,479              41,478
    Government National Mortgage Assoc., 8.00%, 01/15/30                     21,214              22,600
                                                                                              ---------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $59,733)                                64,078
                                                                                              ---------

MUTUAL FUNDS (10.3%)
    OFFIT VIF-Emerging Markets Bond Fund                                      7,519 (1)          50,979
    OFFIT VIF-High Yield Fund                                                17,714 (1)         142,419
                                                                                              ---------
    TOTAL MUTUAL FUNDS (COST $214,633)                                                          193,398
                                                                                              ---------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                SHARES OR
                                                                PRINCIPAL                MARKET
                                                                  AMOUNT                  VALUE
- -------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES (39.2%)
       Notes, 3.00%, 02/29/04                                   $ 110,000             $   110,640
       Notes, 4.75%, 01/31/03                                     200,000                 203,402
       Notes, 5.75%, 11/15/05                                     210,000                 224,110
       Notes, 6.875%, 05/15/06                                     75,000                  83,265
       Notes, 7.25%, 05/15/16                                      95,000                 111,963
                                                                                      -----------
       TOTAL U.S. TREASURY NOTES (COST $727,025)                                          733,380
                                                                                      -----------
COMMERCIAL PAPER (5.4%)
       Virginia Electric Power,1.825%, 07/02/02                   100,000                  99,995
                                                                                      -----------
       TOTAL COMMERCIAL PAPER (COST $99,995)                                               99,995
                                                                                      -----------
MONEY MARKET FUND (0.6%)
       Bank of New York Cash Reserve                               11,428                  11,428
                                                                                      -----------
       TOTAL MONEY MARKET FUND (COST $11,428)                                              11,428
                                                                                      -----------
TOTAL INVESTMENTS (COST $1,797,209) (+) -- 97.9%                                        1,831,579
OTHER ASSETS IN EXCESS OF LIABILITIES 2.1%                                                 38,909
                                                                                      -----------
TOTAL NET ASSETS -- 100.0%                                                            $ 1,870,488
                                                                                      ===========


- ------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation                   $57,936
              Unrealized depreciation                   (23,566)
                                                       --------
              Net unrealized appreciation               $34,370
                                                       ========

(1) Represents an investment in an affiliate.






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
- ------------------------------------------------------------------------------

The total return of the VIF-U.S. Government Securities Fund was 3.23% for the first half of 2002 and 7.29% for the 12 months ending June 30, 2002. By comparison, the Merrill Lynch 1-10 year U.S. Treasury/Agency Index returned 3.54% and 8.47% for those periods, respectively. The Merrill Lynch 5 year Treasury Index returned 3.84% and 8.96% for the same respective periods. As of June 30, 2002, the Fund's Net Asset Value was $11.52 and its 30-day SEC yield was 3.54%. The average maturity of the Fund was 3.3 years with a 2.9 year duration.

The 2001 Annual Report letter noted that we believed the economy was turning from recession and that the interest rate cycle would follow suit. In anticipation of these events, the Fund was positioned to gain from higher rates. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, our investment strategy served the Fund well, as total return matched the broader benchmark even though rates fell and the yield curve steepened (short-term rates fell more than longer maturity rates). Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected. This devaluation was, in fact, the key factor pulling rates lower.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, dollar weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an underweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.


Steven Blitz                                                  Michael J. Kennedy
August 6, 2002

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

                                                                             SHARES OR
                                                                             PRINCIPAL                MARKET
                                                                               AMOUNT                  VALUE
- ---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (17.3%)

  BANKING (17.3%)
    Asian Development Bank, 7.50%, 05/31/05                                 $   705,000            $    777,537
    European Banking Reconstruction and Developing, 5.375%, 06/15/06          3,530,000               3,661,958
    International Banking Reconstruction and Developing, 5.625%, 03/17/03       780,000                 799,367
                                                                                                    -----------
    TOTAL CORPORATE BONDS (COST $5,012,556)                                                           5,238,862
                                                                                                    -----------

FEDERAL HOME LOAN BANK (3.9%)
    Federal Home Loan Bank, 7.25%, 05/13/05                                   1,060,000               1,166,712
                                                                                                    -----------
    TOTAL FEDERAL HOME LOAN BANK (COST $1,062,809)                                                    1,166,712
                                                                                                    -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.1%)
    Federal Home Loan Mortgage Corp., 5.75%, 04/15/08                         1,175,000               1,239,260
                                                                                                    -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $1,094,090)                                    1,239,260
                                                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.1%)
    Federal National Mortgage Association, 3.50%, 9/15/04                     1,420,000               1,429,409
    Federal National Mortgage Association, 5.375%, 11/15/11                     405,000                 405,398
                                                                                                    -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $1,818,412)                                     1,834,807
                                                                                                    -----------

U.S. TREASURY NOTES (65.7%)
    Notes, 3.25%, 05/31/04                                                   11,631,000              11,720,047
    Notes, 4.375%, 05/15/07                                                   1,200,000               1,216,500
    Notes, 4.625%, 05/15/06                                                   5,040,000               5,191,200
    Notes, 4.875%, 02/15/12                                                   1,700,000               1,706,375
                                                                                                    -----------
    TOTAL U.S. TREASURY NOTES (COST $19,629,914)                                                     19,834,122
                                                                                                    -----------

COMMERCIAL PAPER (2.5%)
    Nestle Capital Corp., 1.78%, 07/01/02                                       770,000                 770,000
                                                                                                    -----------
    TOTAL COMMERCIAL PAPER (COST $770,000)                                                              770,000
                                                                                                    -----------

TOTAL INVESTMENTS (COST $29,387,781)(+) -- 99.6%                                                     30,083,763
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                                                           106,381
                                                                                                    -----------
TOTAL NET ASSETS -- 100.0%                                                                         $ 30,190,144
                                                                                                    ===========





- ------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation                       $   695,982
                  Unrealized depreciation                                 -
                                                                -----------
                  Net unrealized appreciation                   $   695,982
                                                                ===========




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2002

- ------------------------------------------------------------------------------

                                                                         VIF-                  VIF-                  DJG
                                                                         HIGH            EMERGING MARKETS           VALUE
                                                                      YIELD FUND            BOND FUND            EQUITY FUND
                                                                    ---------------     -------------------     --------------
ASSETS:
Investments, at market value (1) ..................................  $  22,513,433       $       6,472,148       $  5,462,611
Interest and dividends receivable .................................        479,730                 137,312              4,735
Receivable for investment securities sold .........................         18,856                       -                  -
Prepaid expenses and other assets .................................          9,558                     296                217
                                                                    ---------------     -------------------     --------------
          Total Assets ............................................     23,021,577               6,609,756          5,467,563
                                                                    ---------------     -------------------     --------------
LIABILITIES:
Payable for investment securities purchased .......................         26,352                       -                  -
Payable for capital shares redeemed ...............................         16,788                      48              1,578
Investment advisory fees payable ..................................         13,776                   5,021              3,771
Professional fees payable .........................................          8,686                   1,808              1,501
Custody fees ......................................................          1,175                   1,031                 96
Administration fees payable .......................................          1,814                       -                  -
Transfer agent fees payable .......................................            755                     866                707
Other payables and accrued expenses ...............................         10,617                   1,422                847
                                                                    ---------------     -------------------     --------------
       Total Liabilities ..........................................         79,963                  10,196              8,500
                                                                    ---------------     -------------------     --------------
NET ASSETS ........................................................  $  22,941,614       $       6,599,560       $  5,459,063
                                                                    ===============     ===================     ==============
NET ASSETS CONSIST OF:
   Shares of capital stock, $0 001 par value per share ............  $       2,854       $           $ 974       $        449
   Additional paid-in capital .....................................     33,707,285               9,395,031          5,686,857
   Accumulated undistributed net investment income (loss) .........        203,252                       -             (4,885)
   Accumulated undistributed net realized gains (loss) on
        investments and foreign currency transactions .............     (7,380,457)             (2,094,170)           161,706
   Net unrealized depreciation of investment
        and foreign currency transactions .........................     (3,591,320)               (702,275)          (385,064)
                                                                    ---------------     -------------------     --------------
NET ASSETS ........................................................  $  22,941,614       $       6,599,560       $  5,459,063
                                                                    ===============     ===================     ==============

SHARES OF CAPITAL STOCK OUTSTANDING ...............................      2,853,794                 973,620            448,652
                                                                    ===============     ===================     ==============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) .........  $        8 04       $          $ 6 78            $ 12 17
                                                                    ===============     ===================     ==============

(1) Investments at cost ...........................................  $  26,106,876       $       7,174,423       $  5,847,675
                                                                    ===============     ===================     ==============


    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
JUNE 30, 2002
- ------------------------------------------------------------------------------


                                                                        VIF-                 VIF-               VIF- U.S.
                                                                     U.S. SMALL          TOTAL RETURN           GOVERNMENT
                                                                      CAP FUND               FUND            SECURITIES FUND
                                                                    -----------          ------------        ---------------
ASSETS:
Investments, at market value (1) .................................  $ 2,760,262          $  1,831,579         $  30,083,763
Interest and dividends receivable ................................          453                23,106               166,460
Receivable for investments securities sold .......................       82,776                     -                     -
Receivable from advisor ..........................................            -                 6,760                     -
Deferred organization expenses ...................................            -                12,369                     -
Prepaid expenses and other assets ................................          125                   290                 1,629
                                                                    -----------          ------------        ---------------
   Total Assets ..................................................    2,843,616             1,874,104            30,251,852
                                                                    -----------          ------------        ---------------

LIABILITIES:
Payable for investment securities purchased ......................       52,967                     -                     -
Payable for capital shares redeemed ..............................        1,404                 1,852                17,306
Investment advisory fees payable .................................        1,740                     -                 6,242
Professional fees payable ........................................          745                   641                10,578
Custody fees .....................................................        1,093                    89                 1,247
Administration fees payable ......................................            -                     -                 2,341
Transfer agent fees payable ......................................          706                   814                   792
Other payables and accrued expenses ..............................          600                   220                23,202
                                                                    -----------          ------------        ---------------
   Total Liabilities .............................................       59,255                 3,616                61,708
                                                                    -----------          ------------        ---------------
NET ASSETS .......................................................  $ 2,784,361          $  1,870,488         $  30,190,144
                                                                    ===========          ============        ===============

NET ASSETS CONSIST OF:
 Shares of capital stock, $0.001 par value per share .............  $      .209          $        176         $       2,621
 Additional paid-in capital ......................................    2,766,401             1,731,838            25,591,809
 Accumulated undistributed net investment income (loss) ..........      (19,507)              154,299             2,576,881
 Accumulated undistributed net realized gains (loss) on
   investments and foreign currency transactions .................      349,766               (50,195)            1,322,851
 Net unrealized appreciation (depreciation) of investment
   and foreign currency transactions .............................     (312,508)               34,370               695,982
                                                                    -----------          ------------        ---------------
NET ASSETS .......................................................  $ 2,784,361          $  1,870,488         $  30,190,144
                                                                    ===========          ============        ===============

SHARES OF CAPITAL STOCK OUTSTANDING ..............................      209,452               176,267             2,620,638
                                                                    ===========          ============        ===============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ........  $     13.29          $      10.61         $       11.52
                                                                    ===========          ============        ===============

(1) Investments at cost ..........................................  $ 3,072,770          $  1,797,209         $  29,387,781
                                                                    ===========          ============        ===============




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
- ------------------------------------------------------------------------------


                                                                         VIF-                 VIF-                DJG
                                                                         HIGH           EMERGING MARKETS         VALUE
                                                                      YIELD FUND           BOND FUND          EQUITY FUND
                                                                     ------------       ----------------      -----------
INVESTMENT INCOME:
Interest .........................................................   $  1,354,482          $ 381,201          $    3,734
Dividends ........................................................              -                  -              21,024
                                                                     ------------       ----------------      -----------
    Total investment income ......................................      1,354,482            381,201              24,758
                                                                     ------------       ----------------      -----------
EXPENSES:
Advisory .........................................................        135,103             31,731              24,039
Professional .....................................................         10,655              2,252               1,854
Administration ...................................................         19,868              4,407               3,756
Transfer agent ...................................................          9,000              9,000               9,000
Fund accounting ..................................................          7,500              7,500               7,500
Amortization of organization expenses ............................              -                  -                 488
Custody ..........................................................          3,863              3,528                 472
Trustees .........................................................          4,055                810                 637
Miscellaneous ....................................................         14,673              2,657               1,728
                                                                     ------------       ----------------      -----------
    Total expenses before waivers/reimbursements .................        204,717             61,885              49,474
    Less expenses waived/reimbursed ..............................        (22,113)           (16,153)            (15,771)
                                                                     ------------       ----------------      -----------
        Net expenses .............................................        182,604             45,732              33,703
                                                                     ------------       ----------------      -----------
Net Investment Income (Loss) .....................................      1,171,878            335,469              (8,945)
                                                                     ------------       ----------------      -----------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions ...................     (1,853,891)          (862,989)           (108,000)
  Net realized loss on foreign currency transactions .............       (262,154)                 -                   -
  Net change in unrealized appreciation (depreciation) on
    investment transactions ......................................      1,236,996             54,834            (669,382)
  Net change in unrealized depreciation on foreign currency
    transactions .................................................            (30)                 -                   -
                                                                     ------------       ----------------      -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................       (879,079)          (808,155)           (777,382)
                                                                     ------------       ----------------      -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $    292,799          $(472,686)         $ (786,327)
                                                                     ============       ================      ===========







    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
- ------------------------------------------------------------------------------


                                                                          VIF-                VIF-                 VIF- U.S.
                                                                       U.S. SMALL         TOTAL RETURN            GOVERNMENT
                                                                        CAP FUND              FUND*             SECURITIES FUND
                                                                       ----------         ------------          ---------------
INVESTMENT INCOME:
Interest ............................................................  $      831           $ 57,796              $   835,478
Dividends ...........................................................       1,961                  -                        -
                                                                       ----------         ------------          ---------------
     Total Investment Income ........................................       2,792             57,796                  835,478
                                                                       ----------         ------------          ---------------

EXPENSES:
Advisory ............................................................      14,866              7,973                   65,169
Professional ........................................................         951                760                   12,522
Administration ......................................................       1,858              1,246                   23,275
Transfer agent ......................................................       9,000              9,000                    9,000
Fund accounting .....................................................       7,500              7,500                    7,500
Amortization of organization expenses ...............................         483              6,420                        -
Custody .............................................................       3,258               .227                    4,241
Trustees ............................................................         338               .238                    4,288
Miscellaneous .......................................................       1,552              1,322                    5,383
                                                                       ----------         ------------          ---------------
     Total expenses before waivers/reimbursements ...................      39,806             34,686                  131,378
     Less expenses waived/reimbursed ................................     (17,507)           (26,713)                 (19,657)
                                                                       ----------         ------------          ---------------
        Net expenses ................................................      22,299              7,973                  111,721
                                                                       ----------         ------------          ---------------
Net Investment Income (Loss) ........................................     (19,507)            49,823                  723,757
                                                                       ----------         ------------          ---------------

REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
   Net realized gains on investment transactions ....................     649,635             20,305                  434,175
   Net realized loss on foreign currency transactions ...............     (10,433)                 -                        -
   Net change in unrealized depreciation on investment
      transactions ..................................................    (936,058)           (10,889)                 (53,522)
                                                                       ----------         ------------          ---------------
NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS .............    (296,856)             9,416                  380,653
                                                                       ----------         ------------          ---------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........  $ (316,363)          $ 59,239              $ 1,104,110
                                                                       ==========         ============          ===============

* Includes interest income and unrealized depreciation of $8,022 and $21,235, respectively from an investment in OFFIT VIF-High Yield Fund and OFFIT VIF-Emerging Markets Bond Fund, affiliated Funds.







    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                                                        VIF - HIGH YIELD FUND
                                                                          -----------------------------------------------
                                                                          FOR THE SIX MONTHS
                                                                                 ENDED                    FOR THE YEAR
                                                                             JUNE 30, 2002                   ENDED
                                                                              (UNAUDITED)               DECEMBER 31, 2001
                                                                          ------------------            -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................  $       1,171,878             $       3,185,225
   Net realized loss on investment and foreign currency transactions ...         (2,116,045)                   (2,902,266)
   Net change in unrealized appreciation on investments and
      foreign currency transactions ....................................          1,236,966                     2,231,880
                                                                          ------------------            -----------------
    Net increase  in net assets resulting from operations ..............            292,799                     2,514,839
                                                                          ------------------            -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................         (1,194,576)                   (3,035,950)
                                                                          ------------------            -----------------
      Total dividends and distributions to shareholders ................         (1,194,576)                   (3,035,950)
                                                                          ------------------            -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................            306,104                     4,215,843
   Dividends reinvested ................................................          1,194,695                     3,036,389
   Cost of shares redeemed .............................................        (14,597,583)                   (1,849,448)
                                                                          ------------------            -----------------
      Net increase (decrease) in net assets from capital
         share transactions ............................................        (13,096,784)                    5,402,784
                                                                          ------------------            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................        (13,998,561)                    4,881,673
NET ASSETS:
   Beginning of period .................................................         36,940,175                    32,058,502
                                                                          ------------------            -----------------
   End of period * .....................................................  $      22,941,614             $      36,940,175
                                                                          ==================            =================
  * (Including undistributed net investment income) ....................  $         203,252             $         225,950








    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------

                                                                                       VIF - EMERGING MARKETS BOND FUND
                                                                              --------------------------------------------------
                                                                              FOR THE SIX MONTHS
                                                                                     ENDED                       FOR THE YEAR
                                                                                 JUNE 30, 2002                       ENDED
                                                                                  (UNAUDITED)                  DECEMBER 31, 2001
                                                                              ------------------               -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................   $       335,469                  $       741,340
   Net realized gains (loss) on investment transactions ....................          (862,989)                          68,021
   Net change in unrealized appreciation/depreciation on investment
       transactions ........................................................            54,834                         (588,835)
                                                                              ------------------               -----------------
    Net increase (decrease) in net assets resulting from operations ........          (472,686)                         220,526
                                                                              ------------------               -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................................          (335,469)                        (741,340)
                                                                              ------------------               -----------------
      Total dividends and distributions to shareholders ....................          (335,469)                        (741,340)
                                                                              ------------------               -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .............................................             1,540                           71,554
   Dividends reinvested ....................................................           335,381                          741,589
   Cost of shares redeemed .................................................           (16,360)                        (155,041)
                                                                              ------------------               -----------------
      Net increase in net assets from capital share transactions ...........           320,561                          658,102
                                                                              ------------------               -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................          (487,594)                         137,288
NET ASSETS:
   Beginning of period .....................................................         7,087,154                        6,949,866
                                                                              ------------------               -----------------
   End of period ...........................................................   $     6,599,560                  $     7,087,154
                                                                              ==================               =================











    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------


                                                                                          DJG VALUE EQUITY FUND
                                                                            ----------------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                   ENDED                   FOR THE YEAR
                                                                               JUNE 30, 2002                   ENDED
                                                                                (UNAUDITED)              DECEMBER 31, 2001
                                                                            ------------------           -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) ...........................................   $          (8,945)           $           4,060
 Net realized gains (loss) on investment transactions ...................            (108,000)                     346,584
 Net change in unrealized depreciation on investment
  transactions ..........................................................            (669,382)                     (49,402)
                                                                            ------------------           -----------------
 Net increase (decrease)  in net assets resulting from operations .......            (786,327)                     301,242
                                                                            ------------------           -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Excess of net investment income ........................................                 -                        (32,412)
 Net realized gains .....................................................                 -                       (328,592)
                                                                            ------------------           -----------------
  Total dividends and distributions to shareholders .....................                 -                       (361,004)
                                                                            ------------------           -----------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ............................................             382,632                      275,344
 Dividends reinvested ...................................................                 -                        361,004
 Cost of shares redeemed ................................................            (153,161)                     (46,501)
                                                                            ------------------           -----------------
  Net increase in net assets from capital
   share transactions ...................................................             229,471                      589,847
                                                                            ------------------           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................            (556,856)                     530,085

NET ASSETS:
 Beginning of period ....................................................           6,015,919                    5,485,834
                                                                            ------------------           -----------------
 End of period* .........................................................   $       5,459,063            $       6,015,919
                                                                            ==================           =================
 * (Including undistributed net investment income/loss) .................   $          (4,885)           $           4,060





    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------


                                                                                         VIF - U.S. SMALL CAP FUND
                                                                               ----------------------------------------------
                                                                               FOR THE SIX MONTHS
                                                                                     ENDED                     FOR THE YEAR
                                                                                 JUNE 30, 2002                    ENDED
                                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                                               ------------------           -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net loss .................................................................   $        (19,507)            $       (31,512)
   Net realized gains (loss) on investment transactions .....................            639,202                    (238,333)
   Net change in unrealized appreciation (depreciation) on investment
       transactions .........................................................           (936,058)                    286,482
                                                                               ------------------           -----------------
    Net increase in net assets resulting from operations ....................           (316,363)                     16,637
                                                                               ------------------           -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Excess of net realized gains .............................................                -                      (275,826)
                                                                               ------------------           -----------------
      Total dividends and distributions to shareholders .....................                -                      (275,826)
                                                                               ------------------           -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..............................................             48,761                      38,406
   Dividends reinvested .....................................................                  -                     275,826
   Cost of shares redeemed ..................................................            (24,705)                    (23,853)
                                                                               ------------------           -----------------
      Net increase in net assets from capital
         share transactions .................................................             24,056                     290,379
                                                                               ------------------           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................           (292,307)                     31,190
NET ASSETS:
   Beginning of period ......................................................          3,076,668                   3,045,478
                                                                               ------------------           -----------------
   End of period* ...........................................................   $      2,784,361             $     3,076,668
                                                                               ==================           =================
  * (Undistributed net investment loss) .....................................   $        (19,507)            $           -





    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                               VIF - TOTAL RETURN FUND
                                                                                      ------------------------------------------
                                                                                      FOR THE SIX MONTHS
                                                                                            ENDED                FOR THE YEAR
                                                                                        JUNE 30, 2002                ENDED
                                                                                         (UNAUDITED)           DECEMBER 31, 2001
                                                                                      ------------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...........................................................  $           49,823       $         104,265
   Net realized gain (loss) on investment transactions .............................              20,305                  (5,771)
   Net change in unrealized appreciation/depreciation on investment transactions ...             (10,889)                 36,321
                                                                                      ------------------       -----------------
    Net increase in net assets resulting from operations ...........................              59,239                 134,815
                                                                                      ------------------       -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................................                 -                  (104,265)
   Excess of net investment income .................................................                 -                    (5,409)
                                                                                      ------------------       -----------------
      Total dividends and distributions to shareholders ............................                 -                  (109,674)
                                                                                      ------------------       -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .....................................................              48,750               1,000,161
   Dividends reinvested ............................................................                 -                   109,674
   Cost of shares redeemed .........................................................          (1,040,475)               (285,230)
                                                                                      ------------------       -----------------
      Net increase (decrease) in net assets from capital
         share transactions ........................................................            (991,725)                824,605
                                                                                      ------------------       -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................            (932,486)                849,746

NET ASSETS:
   Beginning of period .............................................................           2,802,974               1,953,228
                                                                                      ------------------       -----------------
   End of period * .................................................................  $        1,870,488       $       2,802,974
                                                                                      ==================       =================
  * (Including undistributed net investment income) ................................  $          154,299       $         104,476




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
- ------------------------------------------------------------------------------


                                                                               VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                         -----------------------------------------------
                                                                         FOR THE SIX MONTHS
                                                                               ENDED                      FOR THE YEAR
                                                                           JUNE 30, 2002                     ENDED
                                                                            (UNAUDITED)                DECEMBER 31, 2001
                                                                         ------------------            -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ...............................................  $        723,757              $     1,849,408
  Net realized gains on investment transactions .......................           434,175                      900,701
  Net change in unrealized depreciation on investment transactions ....           (53,522)                    (253,424)
                                                                         ------------------            -----------------
  Net increase in net assets resulting from operations ................         1,104,410                    2,496,685
                                                                         ------------------            -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ...............................................               -                     (1,615,546)
  Net realized gains ..................................................               -                        (32,850)
                                                                         ------------------            -----------------
    Total dividends and distributions to shareholders .................               -                     (1,648,396)
                                                                         ------------------            -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued .........................................           686,084                    3,573,782
  Dividends Reinvested ................................................               -                      1,648,395
  Cost of shares redeemed .............................................       (12,313,959)                  (1,842,889)
                                                                         ------------------            -----------------
    Net increase (decrease) in net assets from capital
      share transactions ..............................................       (11,627,875)                   3,379,288
                                                                         ------------------            -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................       (10,523,465)                   4,227,577

NET ASSETS:
  Beginning of period .................................................        40,713,609                   36,486,032
                                                                         ------------------            -----------------
  End of period * .....................................................  $     30,190,144              $    40,713,609
                                                                         ==================            =================
  * (Including undistributed net investment income) ...................  $      2,576,881              $     1,853,124







    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF- HIGH YIELD FUND

                                                         FOR THE SIX MONTHS            FOR THE YEAR          FOR THE YEAR
                                                         ENDED JUNE 30, 2002               ENDED                 ENDED
                                                             (UNAUDITED)            DECEMBER 31, 2001      DECEMBER 31, 2000
- ----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $            8.35          $            8.44      $           9.50
                                                         ------------------         ------------------     -----------------
       Net investment income                                          0.33                       0.76                  0.84
       Net realized and unrealized gain (loss)                       (0.33)                     (0.11)                (1.03)
                                                         ------------------         ------------------     -----------------
         Total income (loss) from investment operations                -                         0.65                 (0.19)
                                                         ------------------         ------------------     -----------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                         (0.31)                     (0.74)                (0.84)
       Excess of net investment income                                 -                          -                   (0.03)
       Net realized gains                                              -                          -                     -
                                                         ------------------         ------------------     -----------------
         Total dividends and distributions                           (0.31)                     (0.74)                (0.87)
                                                         ------------------         ------------------     -----------------
         Net change in net asset value per share                     (0.31)                     (0.09)                (1.06)
                                                         ------------------         ------------------     -----------------
NET ASSET VALUE, END OF PERIOD                           $            8.04          $            8.35      $           8.44
                                                         ==================         ==================     =================
TOTAL RETURN (a)                                                    (0.07%)(b)                  7.76%                (2.11%)
RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)        $          22,942          $          36,940      $         32,059
Ratios to average net assets:
       Expenses**                                                    1.15% (c)                  1.15%                 1.15%
       Net investment income                                         7.37% (c)                  8.99%                 8.60%
Ratios to average net assets prior to
voluntary Reimbursement:
       Expense                                                       1.29% (c)                  1.25%                 1.44% (e)
       Net investment income                                         7.23% (c)                  8.89%                 8.31% (e)
PORTFOLIO TURNOVER RATE                                                19%                        14%                   19%


                                                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE NINE         FOR THE       APRIL 1, 1996*
                                                             ENDED            MONTHS ENDED        YEAR ENDED        THROUGH
                                                       DECEMBER 31, 1999   DECEMBER 31, 1998    MARCH 31, 1998   MARCH 31, 1997
- --------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.40         $     11.00         $  10.37        $     10.00 (d)
                                                           ----------         -----------         --------        -----------
       Net investment income                                     0.82                0.65             0.86               0.78
       Net realized and unrealized gain (loss)                  (0.85)              (0.53)            0.63               0.37
                                                           ----------         -----------         --------        -----------
         Total income (loss) from investment operations         (0.03)               0.12             1.49               1.15
                                                           ----------         -----------         --------        -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                    (0.82)              (0.65)           (0.86)             (0.78)
       Excess of net investment income                          (0.01)              (0.02)             -                  -
       Net realized gains                                       (0.04)              (0.05)             -                  -
                                                           ----------         -----------         --------        -----------
         Total dividends and distributions                      (0.87)              (0.72)           (0.86)             (0.78)
                                                           ----------         -----------         --------        -----------
         Net change in net asset value per share                (0.90)              (0.60)            0.63               0.37
                                                           ----------         -----------         --------        -----------
NET ASSET VALUE, END OF PERIOD                             $     9.50         $     10.40         $  11.00        $     10.37
                                                           ==========         ===========         ========        ===========
TOTAL RETURN (a)                                               (0.29%)              1.15% (b)       14.84%             11.90% (b)
RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)          $   48,200         $    44,354         $ 31,675        $    25,114
Ratios to average net assets:
       Expenses**                                               1.15%               1.15% (c)        1.15%              1.15% (c)
       Net investment income                                    8.24%               8.25% (c)        7.98%              7.45% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
       Expense                                                  1.41% (e)           1.55% (c)(e)     1.55% (e)          2.26% (c)(e)
       Net investment income                                    7.98% (e)           7.85% (c)(e)     7.58% (e)          6.34% (c)(e)
PORTFOLIO TURNOVER RATE                                           19%                 14%              32%                 4%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIBLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                        VIF - EMERGING MARKETS BOND FUND

                                                            FOR THE SIX MONTHS        FOR THE YEAR             FOR THE YEAR
                                                           ENDED JUNE 30, 2002            ENDED                   ENDED
                                                               (UNAUDITED)          DECEMBER 31, 2001       DECEMBER 31, 2000
- -----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                          $        7.63           $       8.22            $         8.46
                                                              -------------           ------------            --------------
      Net investment income                                            0.36                   0.85                      0.94
      Net realized and unrealized gain (loss)                         (0.85)                 (0.59)                    (0.23)
                                                              -------------           ------------            --------------
        Total income (loss) from investment operations                (0.49)                  0.26                      0.71
                                                              -------------           ------------            --------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                           (0.36)                 (0.85)                    (0.94)
      Excess of net investment income                                   -                      -                       (0.01)
      Net realized gains                                                -                      -                         -
                                                              -------------           ------------            --------------
         Total dividends and distributions                            (0.36)                 (0.85)                    (0.95)
                                                              -------------           ------------            --------------
        Net change in net asset value per share                       (0.85)                 (0.59)                    (0.24)
                                                              -------------           ------------            --------------
NET ASSET VALUE, END OF PERIOD                                $        6.78           $       7.63            $         8.22
                                                              =============           ============            ==============
TOTAL RETURN (a)                                                     (6.64%)(b)              3.26%                     8.71%
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)              $       6,600           $      7,087            $        6,950
Ratios to average net assets:
      Expenses**                                                      1.30% (c)              1.38%                     1.47%
      Net investment income                                           9.52% (c)             10.51%                    11.17%
Ratios to average net assets prior to
voluntary Reimbursement:
      Expense                                                         1.76% (c)              1.84%                     2.03% (e)
      Net investment income                                           9.06% (c)             10.05%                    10.61% (e)
PORTFOLIO TURNOVER RATE                                                103%                    71%                       72%


                                                                                                                   FOR THE PERIOD
                                                           FOR THE YEAR        FOR THE NINE          FOR THE      AUGUST 28, 1996*
                                                              ENDED            MONTHS ENDED        YEAR ENDED          THROUGH
                                                        DECEMBER 31, 1999   DECEMBER 31, 1998    MARCH 31, 1998     MARCH 31, 1997
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                        $      7.60          $ 10.55             $ 10.30          $ 10.00 (d)
                                                            -----------          -------             -------          -------
      Net investment income                                        0.94             0.66                0.86             0.48
      Net realized and unrealized gain (loss)                      0.86            (2.79)               0.27             0.34
                                                            -----------          -------             -------          -------
        Total income (loss) from investment operations             1.80            (2.13)               1.13             0.82
                                                            -----------          -------             -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                       (0.94)           (0.66)              (0.86)           (0.48)
      Excess of net investment income                               -              (0.07)              (0.02)             -
      Net realized gains                                            -              (0.09)                -              (0.04)
                                                            -----------          -------             -------          -------
         Total dividends and distributions                        (0.94)           (0.82)              (0.88)           (0.52)
                                                            -----------          -------             -------          -------
        Net change in net asset value per share                    0.86            (2.95)               0.25             0.30
                                                            -----------          -------             -------          -------
NET ASSET VALUE, END OF PERIOD                              $      8.46          $  7.60             $ 10.55          $ 10.30
                                                            ===========          =======             =======          =======
TOTAL RETURN (a)                                                 25.19%          (20.36%)(b)          11.26%            8.29% (b)
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)            $     7,686          $ 5,575             $ 5,780          $ 4,346
Ratios to average net assets:
      Expenses**                                                  1.50%            1.50% (c)           1.50%            1.50% (c)
      Net investment income                                      12.11%           10.38% (c)           8.27%            8.04% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
      Expense                                                     2.59% (e)        2.92% (c)(e)        2.66% (e)        4.88% (c)(e)
      Net investment income                                      11.02% (e)        8.96% (c)(e)        7.11% (e)        4.66% (c)(e)
PORTFOLIO TURNOVER RATE                                             71%             100%                 53%              96%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.




    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                              DJG VALUE EQUITY FUND

                                                                    FOR THE SIX MONTHS       FOR THE YEAR          FOR THE YEAR
                                                                   ENDED JUNE 30, 2002           ENDED                 ENDED
                                                                       (UNAUDITED)         DECEMBER 31, 2001     DECEMBER 31, 2000
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.94               $ 14.09               $ 14.30
                                                                         -------               -------               -------
      Net investment income                                                (0.02)                 0.01                  0.08
      Net realized and unrealized gain (loss)                              (1.75)                 0.73                  0.73
                                                                         -------               -------               -------
        Total income (loss) from investment operations                     (1.77)                 0.74                  0.81
                                                                         -------               -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                                  -                   (0.08)                (0.03)
      Net realized gains                                                     -                   (0.81)                (0.99)
                                                                         -------               -------               -------
        Total dividends and distributions                                    -                   (0.89)                (1.02)
                                                                         -------               -------               -------
        Net change in net asset value per share                            (1.77)                (0.15)                (0.21)
                                                                         -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                           $ 12.17               $ 13.94               $ 14.09
                                                                         =======               =======               =======
TOTAL RETURN (a)                                                         (12.70%)(b)             5.19%                 5.81%
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                         $ 5,459               $ 6,016               $ 5,486
Ratios to average net assets:
      Expenses**                                                           1.12% (c)             1.11%                 1.23%
      Net investment income (loss)                                        (0.30%)(c)             0.07%                 0.66%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                              1.63% (c)             1.66%                 1.94% (e)
      Net investment loss                                                 (0.81%)(c)            (0.48%)               (0.05%)(e)
PORTFOLIO TURNOVER RATE                                                      11%                   40%                   52%


                                                                                                                FOR THE PERIOD
                                                                     FOR THE YEAR          FOR THE NINE         APRIL 11, 1997*
                                                                        ENDED              MONTHS ENDED             THROUGH
                                                                  DECEMBER 31, 1999     DECEMBER 31, 1998       MARCH 31, 1998
- -------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 11.91              $  14.94                $ 10.00 (d)
                                                                       -------              --------                -------
      Net investment income                                               0.02                  0.05                   0.02
      Net realized and unrealized gain (loss)                             2.76                 (2.16)                  4.92
                                                                       -------              --------                -------
        Total income (loss) from investment operations                    2.78                 (2.11)                  4.94
                                                                       -------              --------                -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                              (0.02)                (0.03)                     -
      Net realized gains                                                 (0.37)                (0.89)                     -
                                                                       -------              --------                -------
        Total dividends and distributions                                (0.39)                (0.92)                     -
                                                                       -------              --------                -------
        Net change in net asset value per share                           2.39                 (3.03)                  4.94
                                                                       -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                         $ 14.30              $  11.91                $ 14.94
                                                                       =======              ========                =======
TOTAL RETURN (A)                                                        23.37%               (14.75%)(b)             49.40% (b)
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                       $ 4,352              $  2,164                $ 2,018
Ratios to average net assets:
      Expenses**                                                         1.25%                 1.25% (c)              1.25% (c)
      Net investment income (loss)                                       0.28%                 0.29% (c)              0.16% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            2.99% (e)             4.95% (c)(e)           5.11% (c)(e)
      Net investment loss                                               (1.46%)(e)            (3.41%)(c)(e)          (3.70%)(c)(e)
PORTFOLIO TURNOVER RATE                                                    39%                   21%                    33%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.





    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            VIF - U.S. SMALL CAP FUND

                                                             FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR
                                                             ENDED JUNE 30, 2002         ENDED                 ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 2001     DECEMBER 31, 2000
- --------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.80              $ 16.19               $ 17.20
                                                                   -------              -------               -------
     Net investment loss                                             (0.09)                 -                     -
     Net realized and unrealized gain (loss)                         (1.42)                0.07                  0.10
                                                                   -------              -------               -------
       Total income (loss) from investment operations                (1.51)                0.07                  0.10
                                                                   -------              -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                -                  (1.46)                (1.11)
                                                                   -------              -------               -------
       Total dividends and distributions                               -                  (1.46)                (1.11)
                                                                   -------              -------               -------
       Net change in net asset value per share                       (1.51)               (1.39)                (1.01)
                                                                   -------              -------               -------
NET ASSET VALUE, END OF PERIOD                                     $ 13.29              $ 14.80               $ 16.19
                                                                   =======              =======               =======
TOTAL RETURN (a)                                                   (10.20%)(b)            0.43%                 0.66%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                    $ 2,784              $ 3,077               $ 3,045
Ratios to average net assets:
     Expenses**                                                      1.50% (c)            1.50%                 1.48%
     Net investment loss                                            (1.31%)(c)           (1.06%)               (0.76%)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                         2.68% (c)            2.61%                 2.76% (e)
     Net investment loss                                            (2.49%)(c)           (2.17%)               (2.04%)(e)
PORTFOLIO TURNOVER RATE                                               119%                  14%                   34%


                                                               FOR THE YEAR          FOR THE NINE               FOR THE PERIOD
                                                                   ENDED             MONTHS ENDED          APRIL 11, 1997* THROUGH
                                                             DECEMBER 31, 1999     DECEMBER 31, 1998            MARCH 31, 1998
- ----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 11.34                $ 14.14                    $ 10.00 (d)
                                                                  -------                -------                    -------
     Net investment loss                                            (0.15)                 (0.08)                     (0.08)
     Net realized and unrealized gain (loss)                         6.27                  (1.50)                      4.22
                                                                  -------                -------                    -------
       Total income (loss) from investment operations                6.12                  (1.58)                      4.14
                                                                  -------                -------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                             (0.26)                 (1.22)                       -
                                                                  -------                -------                    -------
       Total dividends and distributions                            (0.26)                 (1.22)                       -
                                                                  -------                -------                    -------
       Net change in net asset value per share                       5.86                  (2.80)                      4.14
                                                                  -------                -------                    -------
NET ASSET VALUE, END OF PERIOD                                    $ 17.20                $ 11.34                    $ 14.14
                                                                  =======                =======                    =======
TOTAL RETURN (a)                                                   54.00%                (11.95%)(b)                 41.40% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                   $ 1,926                $ 1,218                    $ 1,394
Ratios to average net assets:
     Expenses**                                                     1.50%                  1.50% (c)                  1.50% (c)
     Net investment loss                                           (1.19%)                (0.92%)(c)                 (0.74%)(c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                        6.19% (e)              7.73% (c)(e)               6.70% (c)(e)
     Net investment loss                                           (5.88%)(e)             (7.16%)(c)(e)              (5.95%)(c)(e)
PORTFOLIO TURNOVER RATE                                               31%                    39%                        51%

*   Commencement of operations.

** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.



    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             VIF - TOTAL RETURN FUND

                                                           FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR
                                                           ENDED JUNE 30, 2002         ENDED                 ENDED
                                                               (UNAUDITED)       DECEMBER 31, 2001     DECEMBER 31, 2000
- ------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.30              $ 10.01              $  9.58
                                                                 -------              -------              -------
     Net investment income                                          0.49                 0.24                 0.13
     Net realized and unrealized gain (loss)                       (0.18)                0.47                 0.65
                                                                 -------              -------              -------
       Total income (loss) from investment operations               0.31                 0.71                 0.78
                                                                 -------              -------              -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                           -                  (0.42)               (0.35)
     Net realized gains                                              -                    -                    -
                                                                 -------              -------              -------
       Total dividends and distributions                             -                  (0.42)               (0.35)
                                                                 -------              -------              -------
       Net change in net asset value per share                      0.31                 0.29                 0.43
                                                                 -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                   $ 10.61              $ 10.30              $ 10.01
                                                                 =======              =======              =======
TOTAL RETURN (a)                                                   3.01% (b)            7.10%                8.21%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                  $ 1,870              $ 2,803              $ 1,953
Ratios to average net assets:
     Expenses**                                                    0.80% (c)            0.80%                0.79%
     Net investment income                                         5.00% (c)            4.96%                6.26%
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                       3.48% (c)            3.03%                3.89% (e)
     Net investment income (loss)                                  2.32% (c)            2.73%                3.27% (e)
PORTFOLIO TURNOVER RATE                                           25.00%                  77%                  75%


                                                                FOR THE YEAR            FOR THE PERIOD
                                                                    ENDED           JUNE 30, 1998* THROUGH
                                                              DECEMBER 31, 1999        DECEMBER 31, 1998
- ----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $  10.17                  $ 10.00 (d)
                                                                  --------                  -------
     Net investment income                                            0.74                     0.25
     Net realized and unrealized gain (loss)                         (0.97)                   (0.08)
                                                                  --------                  -------
       Total income (loss) from investment operations                (0.23)                    0.17
                                                                  --------                  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                           (0.34)                     -
     Net realized gains                                              (0.02)                     -
                                                                  --------                  -------
       Total dividends and distributions                             (0.36)                     -
                                                                  --------                  -------
       Net change in net asset value per share                       (0.59)                    0.17
                                                                  --------                  -------
NET ASSET VALUE, END OF PERIOD                                    $   9.58                  $ 10.17
                                                                  ========                  =======
TOTAL RETURN (a)                                                    (2.18%)                   1.70% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                   $    818                  $ 1,001
Ratios to average net assets:
     Expenses**                                                      0.80%                    0.80% (c)
     Net investment income                                           5.48%                    5.35% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                         7.33% (e)               16.02% (c)(e)
     Net investment income (loss)                                   (1.05%)(e)               (9.87%)(c)(e)
PORTFOLIO TURNOVER RATE                                                81%                      58%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.





    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                      VIF - U.S. GOVERNMENT SECURITIES FUND

                                                          FOR THE SIX MONTHS
                                                         ENDED JUNE 30, 2002      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                             (UNAUDITED)           DECEMBER 31, 2001       DECEMBER 31, 2000
- -------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.16                 $  10.92                $   9.94
                                                               --------                 --------                --------
     Net investment income                                         0.48                     0.49                    0.36
     Net realized and unrealized gain (loss)                      (0.12)                    0.22                    0.84
                                                               --------                 --------                --------
       Total income (loss) from investment operations              0.36                     0.71                    1.20
                                                               --------                 --------                --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                          -                      (0.46)                  (0.22)
     Net realized gains                                             -                      (0.01)                    -
                                                               --------                 --------                --------
       Total dividends and distributions                            -                      (0.47)                  (0.22)
                                                               --------                 --------                --------
       Net change in net asset value per share                     0.36                     0.24                    0.98
                                                               --------                 --------                --------
NET ASSET VALUE, END OF PERIOD                                 $  11.52                 $  11.16                $  10.92
                                                               ========                 ========                ========
TOTAL RETURN (a)                                                  3.23% (b)                6.52%                  12.02%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                $ 30,190                 $ 40,714                $ 36,486
Ratios to average net assets:
     Expenses***                                                  0.60% (c)                0.60%                   0.60%
     Net investment income                                        3.89% (c)                4.69%                   5.81%
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                      0.71% (c)                0.68%                   0.84% (e)
     Net investment income (loss)                                 3.78% (c)                4.61%                   5.57% (e)
PORTFOLIO TURNOVER RATE                                            294%                     244%                    538%


                                                                FOR THE PERIOD                 FOR THE PERIOD
                                                            APRIL 1, 1999 THROUGH         AUGUST 24, 1998* THROUGH
                                                             DECEMBER 31, 1999**             SEPTEMBER 25, 1998
- ------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                               $  10.00                        $ 10.00 (d)
                                                                   --------                        -------
     Net investment income                                             0.34                            -
     Net realized and unrealized gain (loss)                          (0.40)                          0.23
                                                                   --------                        -------
       Total income (loss) from investment operations                 (0.06)                          0.23
                                                                   --------                        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                              -                              -
     Net realized gains                                                 -                              -
                                                                   --------                        -------
       Total dividends and distributions                                -                              -
                                                                   --------                        -------
       Net change in net asset value per share                        (0.06)                          0.23
                                                                   --------                        -------
NET ASSET VALUE, END OF PERIOD                                     $   9.94                        $ 10.23
                                                                   ========                        =======
TOTAL RETURN (a)                                                     (0.60%)(b)                       2.30% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                    $ 17,332                        $   -
Ratios to average net assets:
     Expenses***                                                      0.60% (c)                      0.60% (c)
     Net investment income                                            5.08% (c)                      4.04% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                          1.12% (c)(e)                  63.46% (c)(e)
     Net investment income (loss)                                     4.56% (c)(e)                 (58.82%)(c)(e)
PORTFOLIO TURNOVER RATE                                                130%                           107%

*   Commencement of operations.
** The OFFIT VIF - U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

- ------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond
Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

         VIF-High Yield Fund                         April 1, 1996
         VIF-Emerging Markets Bond Fund              August 28, 1996
         DJG Value Equity Fund                       April 11, 1997
         VIF-U.S. Small Cap Fund                     April 11, 1997
         VIF-Total Return Fund                       June 30, 1998
         VIF-U.S. Government Securities Fund         August 24, 1998

The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serve as the DJG Value Equity Fund's investment adviser. Evergreen Investment Services Inc., serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PORTFOLIO VALUATIONS (CONTINUED):

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions, paydown gains and losses on mortgage and asset-backed securities and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                                    Capital Loss
                                                      Deferred
                                                   ---------------
VIF-High Yield Fund                                  $  499,412
VIF Emerging Markets Bond Fund                            2,501
DJG Value Equity Fund                                     3,202


For federal income tax purposes, the following Funds have capital loss carry-forwards:

Date of Expiration:
- -------------------                VIF-High           VIF-Emerging            VIF-U.S.           VIF-Total
                                  Yield Fund        Markets Bond Fund      Small Cap Fund      Return Fund
                               ----------------     -----------------      --------------     --------------
2006.....................         $        -            $1,181,907             $      -          $      -
2007.....................             46,350                     -                    -            26,641
2008.....................          2,334,106                41,642                    -            37,401
2009.....................          2,384,544                     -              289,444             6,458
                               ----------------     -----------------      --------------     --------------
Total....................         $4,765,000            $1,223,549             $289,444          $ 70,500
                               ================     =================      ==============     ==============


Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2002 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At June 30, 2002, there were no outstanding forward currency contracts for the VIF-High Yield Fund, VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. The table below indicates the amount of advisory fee waived for the six months ended June 30, 2002:

        -----------------------------------------------------
        VIF-High Yield Fund                           $10,887
        -----------------------------------------------------
        VIF-U.S. Small Cap Fund                         3,634
        -----------------------------------------------------
        VIF-Total Return Fund                           7,973
        -----------------------------------------------------
        VIF-U.S. Government Securities Fund             8,451
        -----------------------------------------------------

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The table below indicates the amount of administration fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 4,768
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 4,407
      ------------------------------------------------------
       DJG Value Equity Fund                          3,756
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        1,858
      ------------------------------------------------------
       VIF-Total Return Fund                          1,246
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            5,586
      ------------------------------------------------------

The table below indicates the amount of accounting fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 2,258
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 7,500
      ------------------------------------------------------
       DJG Value Equity Fund                          7,500
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        7,500
      ------------------------------------------------------
       VIF-Total Return Fund                          7,500
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            1,250
      ------------------------------------------------------

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of transfer agent fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 4,200
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 4,246
      ------------------------------------------------------
       DJG Value Equity Fund                          4,515
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        4,515
      ------------------------------------------------------
       VIF-Total Return Fund                          4,353
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            4,370
      ------------------------------------------------------

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expenses for the Funds to 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% of average daily net assets for the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return and VIF U.S. Government Securities Fund, respectively. In order to maintain these expense limitations, for the six months ended June 30, 2002, the Adviser has waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-Total Return Fund for expenses in the amount of $5,641.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

For the six months ended June 30, 2002 the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                                 Common Stocks
                                               and Corporate Bonds              U.S. Government Obligations
                                          ----------------------------       ------------------------------------
                                          Purchases           Sales            Purchases                 Sales
                                          ---------           -----            ---------                 -----
VIF-High Yield Fund                       $5,447,004       $11,318,500       $          -           $           -
VIF-Emerging Fund                          7,233,490         6.968,586                  -                       -
DJG Value Equity Fund                      1,117,300           515,513                  -                       -
VIF-U.S. Small Cap Fund                    3,454,939         3,239,489                  -                 631,089
VIF-Total Return Fund                        137,308           414,988            332,793                 631,089
VIF-U.S. Government Securities Fund                -                 -        101,986,816             113,285,355

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 2002 and the year ended December 31 2001, respectively, were as follows:

                                                                        VIF-HIGH YIELD FUND
                                         ----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                             DECEMBER 31, 2001
                                         --------------------------------------      --------------------------------------
                                             SHARES                AMOUNT                SHARES                AMOUNT
                                         ---------------      -----------------      ----------------     -----------------
Shares issued..................                36,834           $      306,104            485,854               $4,215,843
Shares reinvested..............               114,446                1,194,695            353,397                3,036,389
Shares redeemed................            (1,749,988)             (14,597,583)          (213,388)              (1,849,448)
                                         ---------------      -----------------      ----------------     -----------------
Net increase (decrease)........            (1,568,708)            $(13,096,784)           625,863               $5,402,784
                                         ===============      =================      ================     =================

                                                                  VIF-EMERGING MARKETS BOND FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                   200               $    1,540              8,565               $   71,554
Shares reinvested..............                46,569                  335,381             93,429                  741,589
Shares redeemed................                (2,150)                 (16,360)           (18,624)                (155,041)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                44,619                 $320,561             83,370                $ 658,102
                                         ===============      =================      ================     ================

                                                                      DJG VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                28,875                 $382,632               19,659            $275,344
Shares reinvested..............                     -                        -               25,953             361,004
Shares redeemed................                (1,701)                (153,161)              (3,210)            (46,501)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                17,034                 $229,471               42,402            $589,847
                                         ===============      =================      ================     ================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

- ------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                     VIF-U.S. SMALL CAP FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 3,297                  $48,761               2,581            $  38,406
Shares reinvested..............                     -                        -              18,675              275,826
Shares redeemed................                (1,701)                 (24,705)             (1,517)             (23,853)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                 1,596                  $24,056              19,739             $290,379
                                         ===============      =================      ================     ================

                                                                      VIF-TOTAL RETURN FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 4,643               $   48,750             93,803               $1,000,161
Shares reinvested..............                     -                        -             10,689                  109,674
Shares redeemed................              (100,459)              (1,040,475)           (27,615)                (285,230)
                                         ---------------      -----------------      ----------------     ----------------
Net increase (decrease)........               (95,816)               $(991,725)            76,877              $   824,605
                                         ===============      =================      ================     ================

                                                               VIF-U.S. GOVERNMENT SECURITIES FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                60,506           $      686,084            322,676               $3,573,782
Shares reinvested..............                     -                        -            148,237                1,648,395
Shares redeemed................            (1,086,990)             (12,313,959)          (165,093)              (1,842,889)
                                         ---------------      -----------------      ----------------     ----------------
Net increase (decrease)........            (1,026,484)            $(11,627,875)           305,820               $3,379,288
                                         ===============      =================      ================     ================


NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

- ------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                                INVESTMENT ADVISER - DJG VALUE EQUITY FUND
                                                      David J. Greene & Company
F. Daniel Prickett                                    599 Lexington Avenue
Chairman of the Board, President and Director         New York,  New York 10022

Edward J. Landau                                      INVESTMENT ADVISER - ALL OTHER VIF FUNDS
Director                                              OFFITBANK
                                                      520 Madison Avenue
The Very Reverend                                     New York, New York 10022-4213
James Parks Morton
Director                                              INVESTMENT SUB-ADVISER -VIF- U.S. SMALL CAP FUND
                                                      Evergreen Investment Services, Inc.
Stephen M. Peck                                       200 Berkeley Street
Director                                              Boston, MA  02116

Vincent M. Rella                                      DISTRIBUTOR
Secretary & Treasurer                                 OFFIT Funds Distributor, Inc.
                                                      3200 Horizon Drive
David C. Lebisky                                      King of Prussia, PA  19406
Assistant Secretary
                                                      ADMINISTRATOR
                                                      PFPC Inc.
                                                      103 Bellevue Parkway
                                                      Wilmington, DE 19809

                                                      TRANSFER AND DIVIDEND DISBURSING AGENT
                                                      PFPC Inc.
                                                      400 Bellevue Parkway
                                                      Wilmington, DE 19809

                                                      CUSTODIAN
                                                      The Bank of New York
                                                      15 Broad Street, 7th Floor
                                                      New York, New York 10286

                                                      LEGAL COUNSEL
                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                      919 Third Avenue
                                                      New York, New York 10022

                                                      INDEPENDENT AUDITORS
                                                      KPMG LLP
                                                      757 Third Avenue
                                                      New York, NY  10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objective and policies, charges, expenses and other data. Please read the prospectus carefully before you investor send money

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809
                                 (800) 618-9510

                                     PART C

                             EVERGREEN EQUITY TRUST

                                OTHER INFORMATION


Item 15. Indemnification.

Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement on Form N-1A Amendment No. 5 filed on March 20, 1998, Registration No. 33-83100.

2. Bylaws. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Post-Effective Amendment No. 20 on Form N-1A filed on April 25, 2001, Registration No. 33-83100.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement No. 7 filed on June 5, 1998.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Post-Effective Amendment No. 27 on Form N-1A filed on July 24, 2002, Registration No. 33-83100.

6(a) Investment Advisory Agreement between OFFITBANK Fund Advisors and Evergreen
     Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Post-Effective Amendment No. 28 on Form N-1A filed on September 16, 2002, Registration No. 33-83100.

6(b) Interim  Sub-Advisory  Agreement  between Evergreen  Investment  Management
     Company, LLC and Pilgrim Baxter Value Investors, Inc. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 33-83100.

6(c) Form of Portfolio Management Agreement between OppenheimerFunds, Inc. and
     Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 33-83100.

6(d) Form of Portfolio Management Agreement between MFS Institutional  Advisors,
     Inc. and Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 33-83100.

6(e) Form of Portfolio  Management Agreement between Marsico Capital Management,
     LLC and Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's Post-Effective Amendment No. 28 filed on September 16, 2002, Registration No. 33-83100.

6(f) Form of Sub-Advisory  Agreement  between  Evergreen  Investment  Management
     Company, LLC and Tattersall Advisory Group, Inc. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 27 filed on July 24, 2002, Registration No. 33-83100.

7(a) Class 2 (formerly Class L) Shares Principal  Underwriting Agreement between
     Evergreen Distributor,Inc. and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 28 on Form N-1A filed on September 16, 2002, Registration No. 33-83100.

8.   Not applicable.

9. Agreement between State Street Bank and Trust Company and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 6 on Form N-1A filed on April 28, 1998, Registration No. 33-83100.

10(a)Rule 12b-1 Distribution Plan for Class 2 (formerly Class L) Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 28 on Form N-1A filed on September 16, 2002, Registration No. 33-83100.

10(b)Multiple  Class Plan.  Incorporated  by  reference  to  Evergreen  Variable
     Annuity Trust's Registration Statement Amendment No. 22 on Form N-1A filed on August 1, 2001, Registration No. 33-83100.

11.  Opinion and Consent of Sullivan & Worcester LLP. Contained herein

12. Tax Opinion and Consent of Sullivan & Worcester LLP. To be filed by amendment on or about September 25, 2002.

13.  Not applicable.

14.  Consent of KPMG LLP.  Contained herein.

15.      Not applicable.

16.      Not applicable.

17.      Form of Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of September, 2002.

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of September, 2002.


/s/ William M. Ennis                     /s/ Michael H. Koonce             /s/ Carol A. Kosel
-------------------------               -----------------------------     --------------------------------
William M. Ennis*                       Michael H. Koonce*                 Carol A. Kosel
President                               Secretary                          Treasurer
 (Chief Operating Officer)                                                 (Principal Financial and
                                                                            Accounting Officer)

/s/ Charles A. Austin, III              /s/ Gerald M. McDonnell           /s/ Leroy Keith, Jr.
----------------------------            -----------------------------     -------------------------------
Charles A. Austin III*                  Gerald M. McDonnell*              Leroy Keith, Jr.*
Trustee                                 Trustee                           Trustee


/s/ K. Dun Gifford                      /s/ William Walt Pettit
-------------------------------         -----------------------------
K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield
------------------------------          --------------------------------
Thomas L. McVerry*                      Michael S. Scofield*
Trustee                                 Chairman of the Board
                                        and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima                    /s/ Richard K. Wagoner
------------------------------          --------------------------------
Richard J. Shima*                       Richard K. Wagoner*
Trustee                                 Trustee


*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
14       Consent of KPMG LLP
17       Form of Proxy Card

                                   EXHIBIT 11
                Opinion and Consent of Sullivan & Worcester, LLP

                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006
                             TELEPHONE: 202-775-1200
                             FACSIMILE: 202-293-2275

565 FIFTH AVENUE                            ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                            BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                    TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                     FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494

                                                              August 21, 2002



Evergreen Variable Annuity Trust
200 Berkeley Street
Boston, Massachusetts  02116

Ladies and Gentlemen:

         We have been requested by Evergreen Variable Annuity Trust, a Delaware business trust with transferable shares (the "Trust") established under an Agreement and Declaration of Trust dated December 17, 1997, as amended (the "Declaration"), for our opinion with respect to certain matters relating to Evergreen Offit VA U.S. Government Securities Fund (the "Fund"), a new series of the Trust. We understand that the Trust is about to file a Registration Statement on Form N-14 for the purpose of registering shares of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the proposed acquisition by the Fund of all of the assets of OFFIT VIF-U.S. Government Securities Fund (the "Acquired Fund"), a series of The OFFIT Variable Insurance Fund, Inc., in exchange solely for shares of the Fund and the assumption by the Fund of the identified liabilities of the Acquired Fund pursuant to an Agreement and Plan of Reorganization, the form of which is included in the Form N-14 Registration Statement (the "Plan").

         We have, as counsel, participated in various business and other proceedings relating to the Trust. We have examined copies, either certified or otherwise proved to be genuine to our satisfaction, of the Trust's Declaration and By-Laws, and other documents relating to its organization, operation, and proposed operation, including the proposed Plan, and we have made such other investigations as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.

         We are admitted to the Bars of The Commonwealth of Massachusetts and the District of Columbia and generally do not purport to be familiar with the laws of the State of Delaware. To the extent that conclusions based on the laws of the State of Delaware are involved in the opinion set forth herein below, we have relied, in rendering such opinions, upon our examination of Chapter 38 of Title 12 of the Delaware Code Annotated, as amended, entitled "Treatment of Delaware Business Trusts" (the "Delaware business trust law") and on our knowledge of interpretation of analogous common law of The Commonwealth of Massachusetts.

         Based upon the foregoing, and assuming the approval by shareholders of the Acquired Fund of certain matters scheduled for their consideration at a meeting presently anticipated to be held on November 1, 2002, it is our opinion that the shares of the Fund currently being registered, when issued in accordance with the Plan and the Trust's Declaration and By-Laws, will be legally issued, fully paid and non-assessable by the Trust, subject to compliance with the 1933 Act, the Investment Company Act of 1940, as amended, and applicable state laws regulating the offer and sale of securities.

         We hereby consent to the filing of this opinion with and as a part of the Registration Statement on Form N-14 and to the reference to our firm under the caption "Legal Matters" in the Prospectus/Proxy Statement filed as part of the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations promulgated thereunder.

                                                 Very truly yours,

                                                 /S/  SULLIVAN & WORCESTER LLP

                                                 SULLIVAN & WORCESTER LLP

                                   EXHIBIT 14
                               CONSENT OF KPMG LLP

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
The OFFIT Variable Insurance Fund, Inc.



We consent to the use of our report dated February 19, 2002 for OFFIT VIF U.S. Government Securities Fund, a series of The OFFIT Variable Insurance Fund, Inc. incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


Boston, Massachusetts
August 21, 2002

                                   EXHIBIT 17
                              FORM OF PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                Please   detach   at   perforation   before mailing
   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                   OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND,
                 A series of The Offit Variable Insurance Fund, Inc.

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                             TO BE HELD ON NOVEMBER 1, 2002


     The undersigned, revoking all Proxies heretofore given, hereby appoints Vincent Rella and F. Daniel Prickett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Offit VIF U.S. Government Securities Fund, a series of The Offit Variable Insurance Fund, Inc., ("Offit Fund") that the undersigned is entitled to vote at the special meeting of shareholders of Offit Fund to be held at 10:00 a.m. on November 1, 2002 at the offices of 520 Madison Avenue, New York, NY 10022-4213 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                    Date                 , 2002

                                    ----------------------------------------

                                    ----------------------------------------
                                    Signature(s) and Title(s), if applicable

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - -- - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE OFFIT VARIABLE INSURANCE FUND, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE OFFIT VARIABLE INSURANCE FUND, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

1. To approve an Agreement and Plan of Reorganization whereby Evergreen Offit VA U.S. Government Securities Fund ("Evergreen Fund"), a series of Evergreen Variable Annuity Trust will (i) acquire all of the assets of OFFIT VIF-U.S. Government Securities Fund ("OFFIT Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of Offit Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN

                                               August 23, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Variable Annuity Trust (the "Trust")
         Evergreen Offit VIF-U.S. Government Securities Fund
         Registration Statement on Form N-14AE/A
         File Number: 333-98627

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is the Registration Statement on Form N-14AE/A of Evergreen Variable Annuity Trust (the "Trust"), which amends the Registration Statement on Form N-14AE filed by the Trust on August 23, 2002 (accession no. 0000907244-02-000315). This filing relates to the acquisition of the assets of OFFIT VIF-U.S. Government Securities Fund ("OFFIT Fund"), a series of The OFFIT Variable Insurance Fund, Inc., by and in exchange for shares of Evergreen Offit VA U.S. Government Securiites Fund ("Evergreen Fund"), a series of the Trust, and is being filed in order to attach the Statement of Additional Information for the Evergreen Fund, the Semi-Annual Report for the OFFIT Fund and to make other changes received by the Commission.

     This filing is being made pursuant to Rule 488 under the 1933 Act, and it is intended that the Registration Statement shall become effective upon such date as the Commission may determine. We request that the effectiveness of the Registration Statement be accelerated to Wednesday, September 25, 2002.

     Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.
                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle

Enclosures

cc: Robert N. Hickey, Esq.